          As filed with the Securities and Exchange Commission on March 29, 2006
                                               Securities Act File No. 033-23512
                                       Investment Company Act File No. 811-05629

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

       Registration Statement Under The Securities Act Of 1933          /X/

                      Pre-Effective Amendment No.                       / /

                    Post-Effective Amendment No. 72                     /X/

                                     and/or

   Registration Statement Under The Investment Company Act Of 1940      /X/

                                 Amendment No. 72                       /X/
                        (Check appropriate box or boxes)

                               ING INVESTORS TRUST
                 (Exact Name of Registrant Specified in Charter)

                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

           Huey P. Falgout, Jr.                       With copies to:
          ING U.S Legal Services                  Jeffrey S. Puretz, Esq.
      7337 East Doubletree Ranch Road                     Dechert
           Scottsdale, AZ 85258                     1775 I Street, N.W.
  (Name and Address of Agent for Service)           Washington, DC 20006

                                   ----------

 It is proposed that this filing will become effective (check appropriate box):

/ /    Immediately upon filing pursuant to paragraph (b)

/ /    60 days after filing pursuant to paragraph (a)(1)

/ /    75 days after filing pursuant to paragraph (a)(2)

/X/    on April 28, 2006 pursuant to paragraph (b)

/ /    on (date) pursuant to paragraph (a)(1)

/ /    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                               ING INVESTORS TRUST
                                 ("Registrant")

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

-    Cover Sheet

-    Explanatory Note

-    Contents of Registration Statement

- Supplement dated March 29, 2006 regarding the Registrant and Directed Services, Inc.

- Supplement dated March 29, 2006 regarding the Registrant and ING Investments, LLC

- Red herring Prospectuses for the Institutional Class shares of ING Franklin Income Portfolio and the Service Class shares of ING EquitiesPlus Portfolio and ING Franklin Income Portfolio, each dated March 29, 2006, subject to completion April 28, 2006.

- Red herring Institutional Class, Service Class and Service 2 Class Statement of Additional Information for ING Franklin Income Portfolio and ING Equities Plus Portfolio.

-    Part C

-    Signature Page

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A for ING Investors Trust ("Registrant") is being filed under Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of filing the red herring Prospectuses and Statement of Additional Information for the Institutional Class shares of ING Franklin Income Portfolio and the Service class shares of ING EquitiesPlus Portfolio and ING Franklin Income Portfolio.

                         SUPPLEMENT DATED MARCH 29, 2006
                         TO THE CURRENT PROSPECTUSES OF
                               ING INVESTORS TRUST
                     (TO ONLY ING FRANKLIN INCOME PORTFOLIO)
                                 ("REGISTRANT")

The Prospectuses for the Registrant are hereby supplemented with the following information relating to "Information Regarding Trading of ING's U.S. Mutual Funds."

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements, Directed Services, Inc. ("DSI"), the adviser to the ING Funds, has reported to the Board of Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, DSI and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSI has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSI reported that management of U.S. affiliates of ING Groep N.V., including DSI (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

DSI has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. DSI further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSI has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, DSI reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

   - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.
   - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.
   - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

DSI reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSI advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSI reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

   - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSI reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.
   - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.
   - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.
   - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.
   - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

   REQUESTS FOR INFORMATION FROM NEW YORK ATTORNEY GENERAL

   As has been widely reported in the media, the New York Attorney General's office ("NYAG") is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

   ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

   At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

   There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                         SUPPLEMENT DATED MARCH 29, 2006
                         TO THE CURRENT PROSPECTUSES OF
                               ING INVESTORS TRUST
                      (TO ONLY ING EQUITIESPLUS PORTFOLIO)
                               (THE "REGISTRANT")

The Prospectuses for the Registrants are hereby supplemented with the following information relating to "Information Regarding Trading of ING's U.S. Mutual Funds."

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements, ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

   - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.
   - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.
   - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

   - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.
   - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.
   - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.
   - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.
   - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

   REQUESTS FOR INFORMATION FROM NEW YORK ATTORNEY GENERAL

   As has been widely reported in the media, the New York Attorney General's office ("NYAG") is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

   ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

   At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

   There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

ING INVESTORS TRUST

PROSPECTUS
MARCH 29, 2006
SUBJECT TO COMPLETION
APRIL 28, 2006
SERVICE CLASS

BALANCED FUND
ING FRANKLIN INCOME PORTFOLIO

STOCK FUND
ING EQUITIESPLUS PORTFOLIO


NOT ALL PORTFOLIOS MAY BE AVAILABLE
IN ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING LOGO]

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE SERVICE CLASS SHARES OF THE PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVE.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT BEFORE INVESTING. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                  PAGE
INTRODUCTION
  ING Investors Trust                                2
  Advisers                                           2
  Portfolios and Sub-Advisers                        2
  Classes of Shares                                  2
  Investing Through Your Variable
    Contract or Qualified Plan                       2
  Why Reading this Prospectus is
    Important                                        2

DESCRIPTION OF THE PORTFOLIOS
  ING EquitiesPlus Portfolio                         3
  ING Franklin Income Portfolio                      5

PORTFOLIO FEES AND EXPENSES                          7

SUMMARY OF PRINCIPAL RISKS                           8

MORE INFORMATION
  Percentage and Rating Limitations                 12
  A Word about Portfolio Diversity                  12
  Non-Fundamental Investment Policies               12
  Additional Information about the
    Portfolios                                      12
  Temporary Defensive Positions                     12
  Administrative Services                           12
  Portfolio Distribution                            12
  Service Fees                                      12
  How ING Groep Compensates Entities
    Offering Our Portfolios as Investment
    Options in Their Insurance Products             13
  Interests of the Holders of the
    Variable Insurance Contracts
    And Policies and Qualified
    Retirement Plans                                13
  Net Asset Value                                   14
  Pricing of Portfolio Shares                       15
  Purchase and Redemption of Shares                 15
  Frequent Trading - Market Timing                  15
  Portfolio Holdings Disclosure Policy              16
  Reports to Shareholders                           16

OVERALL MANAGEMENT OF THE TRUST
  Advisers                                          17
  Advisory Fee                                      17

TAXES AND DISTRIBUTIONS                             18

PERFORMANCE                                         19

FINANCIAL HIGHLIGHTS                                20

TO OBTAIN MORE INFORMATION                   Backcover

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

ING INVESTORS TRUST

ING Investors Trust ("Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Only certain of these Portfolios are offered in this prospectus ("Prospectus").

ADVISERS

Directed Services, Inc. ("DSI") serves as the investment adviser to ING Franklin Income Portfolio and ING Investments, LLC ("ING Investments") serves as the investment adviser to ING EquitiesPlus Portfolio (each, an "Adviser" and collectively, "Advisers"). Each Portfolio has a sub-adviser referred to herein as a "Sub-Adviser." DSI and ING Investments are wholly-owned, indirect subsidiaries of ING Groep, N.V. ("ING Groep") (NYSE: ING), one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance, and asset management services to both individual and institutional investors.

PORTFOLIOS AND SUB-ADVISERS

ING EquitiesPlus Portfolio - ING Investment Management Co.
ING Franklin Income Portfolio - Franklin Advisers, Inc.

CLASSES OF SHARES

Each Portfolio's shares are classified into Adviser Class, Institutional Class, Service Class ("Class S") and Service 2 Class shares. The four classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class S shares are offered by this Prospectus.

INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN

Class S shares of the Portfolios may be offered to separate asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain investment advisers and their affiliates. Institutional Class shares, which are not offered in this Prospectus, also may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, principal investment strategies and risks of each of the Portfolios offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ING EQUITIESPLUS PORTFOLIO

SUB-ADVISER

ING Investment Management Co. ("ING IM")

INVESTMENT OBJECTIVE

Seeks long term total return that (before fees and expenses) exceeds total return of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R)"). The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio will invest primarily in a portfolio consisting of derivative instruments whose economic returns are closely equivalent to the returns of the S&P 500(R) or its components ("S&P 500(R) derivatives"). The S&P 500(R) derivatives in which the Portfolio invests are backed by a portfolio of fixed-income instruments. The Portfolio also may invest in common stocks that are included in the S&P 500(R). The S&P 500(R) is an unmanaged index of 500 widely held common stocks, and is not available for investment. The Portfolio is neither sponsored by nor affiliated with Standard & Poor's ("S&P").

The Sub-Adviser uses S&P 500(R) derivatives in addition to or in place of securities of companies listed on the S&P 500(R) in an attempt to equal or exceed the performance of the S&P 500(R). The S&P 500(R) derivatives in which the Portfolio may invest include options, futures, options on futures and swaps.

Because the Portfolio may purchase S&P 500(R) derivatives at a fraction of the cost of the underlying equity securities, it can maintain an exposure to derivatives equal to up to 100% of its total assets, while at the same time investing in the pool of fixed-income instruments that backs the Portfolio's S&P 500(R) derivative investments. The Sub-Adviser manages the Portfolio's fixed-income investments in an effort to enhance the Portfolio's total return, subject to a portfolio duration that, under normal market conditions, is not expected to exceed two years.

While it is expected that the Portfolio will normally invest substantially all of its assets in S&P 500(R) derivatives, when S&P 500(R) derivatives appear to be overvalued relative to the S&P 500(R), the Portfolio may invest all of its assets in S&P 500(R) stocks. The Portfolio also may invest in exchange traded funds ("ETFs") based on the S&P 500(R).

The Portfolio will invest in a portfolio of bonds, including but not limited to, corporate, government and mortgage bonds, which, at the time of purchase, are rated investment grade (at least BBB- by Standard & Poor's(R) Rating Group, Baa3 by Moody's Investors Service, Inc., or BBB- by Fitch) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated.

The Portfolio may also invest in: preferred stocks; high-quality money market instruments; municipal bonds; debt securities of foreign issuers; mortgage- and asset-backed securities; and options and futures contracts involving securities, securities indices and interest rates. The Portfolio also may engage in dollar roll transactions and swap agreements.

The investment process focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits. The Portfolio may borrow up to 10% of the value of its net assets (this amount may be increased to 25% for temporary purposes).

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Portfolio may lend portfolio securities on a short term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                        MORTGAGE-RELATED SECURITIES RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PORTFOLIO TURNOVER RISK
                             SECURITIES LENDING RISK
                U.S. GOVERNMENT SECURITIES AND OBLIGATIONS RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolio" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided.

MORE ON THE SUB-ADVISER

ING IM, a Connecticut corporation serves as the Sub-Adviser to the Portfolio. ING IM also serves as an investment adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.

Founded in 1972, ING IM is registered as an investment adviser with the SEC and is an indirect wholly-owned subsidiary of ING Groep and is an affiliate of the Advisers. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2005, ING IM managed approximately $59.4 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

The following individual is responsible for the day-to-day management of the
Portfolio:

NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
------------------  ------------------------------------------------------------
James B. Kauffmann  Mr. Kauffmann, portfolio manager, has been with ING IM since 1996, and has managed the portfolio since its
                    inception. Prior to joining ING IM, he was a senior
                    fixed-income portfolio manager with Alfa Investments,
                    Inc., worked in the capital markets group of a major Wall
                    Street dealer and served as an analyst with a venture
                    capital fund.

The Statement Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

ING FRANKLIN INCOME PORTFOLIO

SUB-ADVISER

Franklin Advisers, Inc. ("Franklin")

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio normally invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio will invest include bonds, notes and debentures, among others. Equity securities include common stocks, preferred stocks and convertible securities, among others.

The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's(R) Ratings Group ("S&P") and Moody's Investors Service ("Moody's") are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Sub-Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

The Portfolio may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Sub-Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Portfolio's investment portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Sub-Adviser considers a variety of factors, including:

  -  the experience and managerial strength of the company;

  -  responsiveness to changes in interest rates and business conditions;

  -  debt maturity schedules and borrowing requirements;

  - the company's changing financial condition and market recognition of the change; and

  - a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategy that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                                  MATURITY RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                             SECURITIES LENDING RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided.

MORE ON THE SUB-ADVISER

The Adviser has engaged Franklin, One Franklin Parkway, San Mateo, California 04403-1905 to serve as Sub-Adviser to the ING Franklin Income Portfolio. As of December 31, 2005, Franklin had approximately $147 billion in assets under management. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. As of December 31, 2005 Franklin Resources, Inc. had over $464 billion in assets under management.

The following individuals share responsibility for the day-to-day management of the Portfolio:

NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
------------------  ------------------------------------------------------------
Edward D. Perks     Mr. Perks is Vice President of Franklin and has managed
                    the Portfolio since its inception. He joined Franklin in
                    1992.

Charles B. Johnson  Mr. Johnson is Chairman of the Board of Franklin and has
                    managed the Portfolio since its inception. He joined
                    Franklin in 1957.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

--------------------------------------------------------------------------------
                           PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------------------------

The table that follows shows the estimated operating expenses paid each year by Class S shares of the Portfolios. These expenses are estimated. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary, disclosure statement or plan document for a description of additional changes that may apply. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                 CLASS S SHARES
                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                        DISTRIBUTION                                 TOTAL          WAIVERS,            NET
                           MANAGEMENT     (12b-1)      SHAREHOLDER      OTHER      OPERATING     REIMBURSEMENTS,     OPERATING
PORTFOLIO                     FEE           FEE       SERVICES FEE   EXPENSES(2)   EXPENSES    AND RECOUPMENTS(3)    EXPENSES
------------------------------------------------------------------------------------------------------------------------------
ING EquitiesPlus              0.30%          --           0.25%         0.19%        0.74%          (0.09)%            0.65%
ING Franklin Income           0.65%          --           0.25%         0.20%        1.10%          (0.11)%            0.99%

(1) This table shows the estimated operating expenses for the Class S shares of each Portfolio as a ratio of expenses to average daily net assets. The Portfolios had not commenced operations as of the date of this Prospectus, therefore, "Other Expenses" are estimated for the current fiscal year.

(2) Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of each of the Portfolio's average daily net assets, which is reflected in "Other Expenses."

(3) DSI and ING Investments, the Advisers, have entered into written expense limitation agreements with their respective portfolios under which they will limit expenses of the Portfolios, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSI or ING Investments within three years. The amount of these Portfolios' expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." The expense limitation agreement for each of the Portfolios will continue through at least May 1, 2007. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSI or ING Investments provides written notice of the termination of the expense limitation agreements at least 90 days prior to the end of the then current terms or upon termination of the management agreement.

EXAMPLE The Example is intended to help you compare the cost of investing in the Class S shares of the Portfolios with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Class S shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5.00% return each year and that the Class S shares operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                  1 YEAR     3 YEARS
---------------------------------------------------------------------
ING EquitiesPlus Portfolio(1)                    $     66   $     228
ING Franklin Income Portfolio(1)                 $    101   $     339

(1) The Example numbers reflect the contractual fee waiver for the one-year period and the first year of the three-year period.

--------------------------------------------------------------------------------
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTION OF THE PORTFOLIOS SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENTS MADE BY A PORTFOLIO CAN CHANGE OVER TIME.

CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

CONVERTIBLE SECURITIES RISK. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

CREDIT RISK. A Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

DEBT SECURITIES RISK. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter- term securities.

DERIVATIVES RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Sub-Adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market condition and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and Global depositary receipts ("GDRs"), are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK. High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

INCOME RISK. A Portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

INTEREST RATE RISK. The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

MANAGER RISK. A Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective. A Sub-Adviser could do a poor job in executing an investment strategy. A Sub-Adviser may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, the Portfolios may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. This shift may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

MARKET AND COMPANY RISK. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

MATURITY RISK. Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a Portfolio's fixed-income investments will affect the volatility of the Portfolio's share price.

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                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

MORTGAGE-RELATED SECURITIES RISK. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

OTHER INVESTMENT COMPANIES RISK. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

PORTFOLIO TURNOVER RISK. Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of a Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SECURITIES LENDING RISK. A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When a Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS RISK. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government

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--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

VALUE INVESTING RISK. A Portfolio may invest in "value" stocks. A Sub-Adviser may be wrong in its assessment of a company's value and the stocks a Portfolio holds may not reach what the Sub-Adviser believes are their full values. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio's relative performance may suffer.

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                                MORE INFORMATION
--------------------------------------------------------------------------------

PERCENTAGE AND RATING LIMITATIONS

Unless otherwise stated, the percentage limitations, ratings, limitations or debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A WORD ABOUT PORTFOLIO DIVERSITY

Each Portfolio in this Prospectus is diversified, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

NON-FUNDAMENTAL INVESTMENT POLICIES

The investment objective of each Portfolio is non-fundamental and may be changed without a shareholder vote. Investment restrictions are fundamental if so designated in this Prospectus or in the Statement of Additional Information ("SAI"). This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.

TEMPORARY DEFENSIVE POSITIONS

A Sub-Adviser may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when a Sub-Adviser believes that adverse market, economic, political or other conditions may affect a Portfolio. Instead, a Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

ADMINISTRATIVE SERVICES

The Trust has entered into an Administration Agreement with ING Funds Services, LLC ("ING Funds Services"), an affiliate of the Advisers, on behalf of the Portfolios. The administrative services performed by ING Funds Services on behalf of the Portfolios directly, include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services also reviews that the Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio ("Distributor"). It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

SERVICE FEES. The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S shares of each Portfolio of the Trust. The Agreement allows DSI, the distributor, to use payments under the Agreement

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to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class S shares and their beneficial shareholders, including variable contract owners with interests in the Portfolios. Services that may be provided under the Agreement include, among other things, providing information about the Portfolios and delivering Portfolio documents. Under the Agreement, each Portfolio makes payments to DSI at an annual rate of up to 0.25% of the portfolio's average daily net assets attributable to its Class S shares.

HOW ING GROEP COMPENSATES ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolios' Advisers or Distributor, out of their own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Advisers and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

The distributing broker-dealer for these Portfolios is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the Advisers have entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Advisers also have entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING Groep uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING Groep entity, ING Groep may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in Portfolios advised by ING Groep meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. Neither the Portfolios, nor the Advisers or the Distributor are a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

INTERESTS OF HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

Each Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolios currently do not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees ("Board") intends to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be

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taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force a Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Advisers, is at risk of losing) its Qualified Plan status.

NET ASSET VALUE

The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of a Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by a Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

When market quotations are not available or are deemed unreliable, the Portfolios will use a fair value for the security that is determined in accordance with procedures adopted by a Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

  -  Securities of an issuer that has entered into a restructuring;

  -  Securities whose trading has been halted or suspended;

  - Fixed-income securities that have gone into default and for which there are no current market value quotations; and

  -  Securities that are restricted as to transfer or resale.

The Portfolios or the Advisers may rely on the recommendations of a fair value pricing service approved the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. Each Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

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PRICING OF PORTFOLIO SHARES

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

PURCHASE AND REDEMPTION OF SHARES

Each Portfolio is available to serve as an investment option through variable annuity and variable life insurance separate accounts and Qualified Plans outside the separate account context. The Portfolios also may be made available to certain investment advisers and their affiliates, management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts, Qualified Plan, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your variable annuity or life insurance contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust's behalf.

Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Advisers and Sub-Advisers will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that a Portfolio determines not to be in the best interest of the Portfolio.

The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the Plan documentation, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of each Adviser or a Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio's and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large

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asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made and in a manner that is in the best interest of a Portfolio's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., each Portfolio will post the quarter ending June 30 holdings on August 1). Each Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolios' website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios' website is located at www.ingfunds.com.

REPORTS TO SHAREHOLDERS

The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually when available. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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                         OVERALL MANAGEMENT OF THE TRUST
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ADVISERS

DSI, a New York corporation, and ING Investments, an Arizona corporation, serve as the Adviser to each of their respective Portfolios. DSI and ING Investments have overall responsibility for the management of each of their respective Portfolios. DSI and ING Investments provide or oversee all investment advisory and portfolio management services for each of their respective Portfolios, and assist in managing and supervising all aspects of the general day-to-day business activities and operations of each of their respective Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSI and ING Investments are registered with the SEC as investment advisers and DSI with the NASD as a broker-dealer. DSI and ING Investments are indirect, wholly-owned subsidiaries of ING Groep N.V. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. As of December 31, 2005, DSI managed over $22.3 billion in registered investment company assets. DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. ING Investments' principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258. As of December 31, 2005, ING Investments managed approximately $42 billion in registered investment company assets.

For information regarding the basis for the Board's approval of the investment advisory or investment sub-advisory relationships, please refer to the Portfolios' SAI dated April 28, 2006.

DSI and ING Investments, subject to the supervision of the Board, each act as a "manager-of-managers" for each of their respective Portfolios. In this capacity, DSI and ING Investments oversee the Trust's day-to-day operations and oversee the investment activities of each of their respective Portfolios. DSI and ING Investments delegate to each of their respective Portfolio's Sub-Adviser the responsibility for investment management, subject to their oversight. DSI and ING Investments monitor the investment activities of the Sub-Advisers. From time to time, DSI and ING Investments also recommend the appointment of additional or replacement sub-advisers to the Board of the Trust. On May 24, 2002, the Trust, DSI and ING Investments received exemptive relief from the SEC permiting DSI and ING Investments, with the approval of the Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser without submitting the contract to a vote of their respective Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a sub-adviser of a Portfolio of the Trust. In this event, the name of the Portfolio and its investment strategies may also change.

ADVISORY FEE

DSI or ING Investments receive a monthly fee for their services based on the average daily net assets of each of their respective Portfolios (or the combined net assets of two or more portfolios).

The following table shows the aggregate annual advisory fee to be paid by each Portfolio for the most recent fiscal year as a percentage of each Portfolio's average daily net assets:

     PORTFOLIO             ADVISORY FEES
     -------------------   -------------
     ING EquitiesPlus          0.30%
     ING Franklin Income       0.65%

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                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Portfolios distribute their net investment income, if any, on their outstanding shares annually. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by a Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a Qualifed Plan) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio will reduce the per share net asset value by the per share amount paid.

The Portfolios intend to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

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                                   PERFORMANCE
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PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS. ING Franklin Income Portfolio has
substantially the same investment objective, policies and investment strategies as an existing mutual fund ("Comparable Fund") that is sold directly to the public on a retail basis or through variable products and that is advised or sub-advised by Franklin.

While the above-mentioned Portfolio is managed in a manner similar to that of the Comparable Fund whose historical performance is presented below, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Fund may be lower than the total operating expenses of the Portfolio. In such instances, the performance of the Comparable Fund would be negatively impacted if the total operating expenses of the Portfolio have been used to compute the Comparable Fund's performance.

The historical performance of the Comparable Fund is presented below. You should not consider the performance of the Comparable Fund as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Fund and not those to be paid by the Portfolio. THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS. YOU SHOULD REFER TO THE SEPARATE ACCOUNT PROSPECTUSES, PROSPECTUS SUMMARY OR DISCLOSURE STATEMENT DESCRIBING THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS FOR INFORMATION PERTAINING TO THESE INSURANCE FEES AND CHARGES. IF THE INSURANCE FEES OR CHARGES WERE INCLUDED, THE PERFORMANCE RESULTS WOULD BE LOWER. The results shown below reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that will be used by the Portfolio to calculate its own performance. Performance is net of all other fees. Please be advised that although only one Comparable Fund is shown for the Portfolio, the sub-adviser of the portfolio may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total returns of the Comparable Fund for the stated periods ended December 31, 2005, as well as a comparison with the performance of the applicable benchmarks.(1)

                                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
Franklin Income Fund - Class A (FKINX)                  1.85%     14.38%      8.30%       8.80%
(Comparable to ING Franklin Income Portfolio)
Standard & Poor's 500(R)Composite Stock Price Index     4.91%     14.38%      0.54%       7.22%
Lehman Brothers Government/Credit Bond Index            2.37%      3.74%      6.11%       8.40%

(1) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate and long-term government and investment grade corporate debt securities having maturities of greater than one year.

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                              FINANCIAL HIGHLIGHTS
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Because the Portfolios did not commence operations as of the date of this
Prospectus, financial highlights are not available.

                                       20
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TO OBTAIN MORE INFORMATION

A Statement of Additional Information, dated March 22, 2006 Subject to Completion April 28, 2006, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolios is available in the Portfolios' annual and semi-annual shareholder reports. In the annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year and the independent registered public accounting firm's report.

To obtain free copies of the ING Investors Trust's annual and semi-annual shareholder reports and the Portfolios' Statement of Additional Information or to make inquiries about the Portfolios, please write the Trust at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, call (800) 366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investor's Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the ING Investor's Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

[ING LOGO]

04/28/06                                                  SEC File No. 811-05629

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

ING INVESTORS TRUST

PROSPECTUS

MARCH 29, 2006
SUBJECT TO COMPLETION
APRIL 28, 2006
INSTITUTIONAL CLASS

ING FRANKLIN INCOME PORTFOLIO

THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL PLANS

[ING LOGO]

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE INSTITUTIONAL CLASS SHARES OF THE PORTFOLIO. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT:
IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT BEFORE INVESTING. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                        PAGE
INTRODUCTION
  ING Investors Trust                                                     2
  Adviser                                                                 2
  Portfolio and Sub-Adviser                                               2
  Classes of Shares                                                       2
  Investing Through Your Variable Contract or
    Qualified Plan                                                        2
  Why Reading this Prospectus is Important                                2

DESCRIPTION OF THE PORTFOLIO
  ING Franklin Income Portfolio                                           3

PORTFOLIO FEES AND EXPENSES                                               5

SUMMARY OF PRINCIPAL RISKS                                                6

MORE INFORMATION
  Percentage and Rating Limitations                                       9
  A Word about Portfolio Diversity                                        9
  Non-Fundamental Investment Policies                                     9
  Additional Information about the Portfolio                              9
  Temporary Defensive Positions                                           9
  Administrative Services                                                 9
  Portfolio Distribution                                                  9
  How ING Groep Compensates Entities Offering Our
    Portfolios as Investment Options in Their
    Insurance Products                                                   10
  Interests of the Holders of the Variable Insurance
    Contracts and Policies and Qualified Retirement Plans                10
    Net Asset Value                                                      10
    Pricing of Portfolio Shares                                          11
    Purchase and Redemption of Shares                                    12
  Frequent Trading - Market Timing                                       12
  Portfolio Holdings Disclosure Policy                                   13
  Report to Shareholders                                                 13

OVERALL MANAGEMENT OF THE TRUST
  Adviser                                                                14
  Advisory Fee                                                           14

TAXES AND DISTRIBUTIONS                                                  15

PERFORMANCE                                                              16

FINANCIAL HIGHLIGHTS                                                     17

TO OBTAIN MORE INFORMATION                                        Backcover

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

ING INVESTORS TRUST

ING Investors Trust ("Trust") is an open-end management investment company. The Trust consists of a group of mutual funds portfolios (each a "Portfolio" and collectively, the "Portfolios"). Only ING Franklin Income Portfolio is offered in this prospectus ("Prospectus").

ADVISERS

Directed Services, Inc. ("DSI" or Adviser) serves as the investment adviser to the Portfolio. The Portfolio has a sub-adviser referred to herein as "Sub-Adviser." DSI is a wholly-owned, indirect subsidiary of ING Groep, N.V. ("ING Groep") (NYSE: ING), one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance, and asset management services to both individual and institutional investors.

PORTFOLIO AND SUB-ADVISER

ING Franklin Income Portfolio - Franklin Advisers, Inc.

CLASSES OF SHARES

The Portfolio's shares are classified into Adviser Class, Institutional Class ("Class I"), Service Class, and Service 2 Class shares. The four classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. Only the Class I shares are offered by this Prospectus. Class I shares are not subject to any sales loads, servicing fees or Rule 12b-1 distribution fees.

INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN

Class I shares of the Portfolio may be offered to separate asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain investment advisers and their affiliates. Class I shares also may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

WHY READING THIS PROSPECTUS IS IMPORTANT

This Prospectus explains the investment objective, principal investment strategies, and risks of the Portfolio offered in this Prospectus. Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIO
--------------------------------------------------------------------------------

ING FRANKLIN INCOME PORTFOLIO

SUB-ADVISER

Franklin Advisers, Inc. ("Franklin")

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio normally invests in a diversified portfolio of debt and equity securities. Debt securities in which the Portfolio will invest include bonds, notes and debentures, among others. Equity securities include common stocks, preferred stocks and convertible securities, among others.

The Portfolio seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The Portfolio may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Portfolio will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's(R) Ratings Group ("S&P(R)") and Moody's Investors Service ("Moody's") are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P(R) or from unrated securities deemed by the Sub-Adviser to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

The Portfolio may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts.

The Sub-Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Portfolio's investment portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Sub-Adviser considers a variety of factors, including:

  -  the experience and managerial strength of the company;

  -  responsiveness to changes in interest rates and business conditions;

  -  debt maturity schedules and borrowing requirements;

  - the company's changing financial condition and market recognition of the change; and

  - a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Temporary Defensive Investments

When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the Sub-Adviser may invest up to 100% of the Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The Sub-Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Portfolio may be unable to achieve its investment goal.

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--------------------------------------------------------------------------------
                    DESCRIPTION OF THE PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the Sub-Adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                    CALL RISK
                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                                   INCOME RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                                  MATURITY RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                             SECURITIES LENDING RISK
                              VALUE INVESTING RISK

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided.

MORE ON THE SUB-ADVISER

The Adviser has engaged Franklin, One Franklin Parkway, San Mateo, California 04403-1905 to serve as Sub-Adviser to the ING Franklin Income Portfolio. As of December 31, 2005, Franklin had $147 billion in assets under management. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. As of December 31, 2005, Franklin Resources, Inc. had over $464 billion in assets under management.

The following individuals share responsibility for the day-to-day management of the Portfolio:

NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
----                          ---------------------------------------
Edward D. Perks               Mr. Perks is Vice President of Franklin and has
                              managed the Portfolio since its inception. He
                              joined Franklin in 1992.

Charles B. Johnson            Mr. Johnson is Chairman of the Board of Franklin
                              and has managed the Portfolio since its inception.
                              He joined Franklin in 1957.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Portfolio.

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                           PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------------------------

The table that follows shows the estimated operating expenses paid each year by Class I shares of the Portfolio. These expenses are estimated. Actual expenses paid by the Portfolio may vary from year to year.

Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Trust and the Portfolio are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary, disclosure statement or plan document for a description of additional changes that may apply. If you hold shares of the Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Portfolio are not fixed or specified under the terms of your Variable Contract or Qualified Plan.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                                 CLASS I SHARES
                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                        DISTRIBUTION                  TOTAL          WAIVERS,            NET
                           MANAGEMENT     (12b-1)        OTHER     SHAREHOLDER     REIMBURSEMENTS,    OPERATING
PORTFOLIO                     FEE           FEE       EXPENSES(2)  SERVICES FEE  AND RECOUPMENTS(3)   EXPENSES
---------------------------------------------------------------------------------------------------------------
ING Franklin Income           0.65%          --          0.20%         0.85%           (0.11)%          0.74%

(1) This table shows the estimated operating expenses for Class I shares of the Portfolio as a ratio of expenses to average daily net assets. The Portfolio had not commenced operations as of the date of this Prospectus, therefore, "Other Expenses" are estimated for the current fiscal year.

(2) Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of ING Franklin Income Portfolio's average daily net assets, which is reflected in "Other Expenses."

(3) DSI,the Adviser, has entered into a written expense limitation agreement with the Portfolio, under which it will limit expenses of the Portfolio, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSI within three years. The amount of the Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." The expense limitation agreement will continue through at least May 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSI provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement.

EXAMPLE. The Example is intended to help you compare the cost of investing in Class I shares of the Portfolio with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Class I shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5.00% return each year and that the Class I shares operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR    3 YEARS
--------------------------------------------------------------
ING Franklin Income Portfolio(1)            $     76  $     260

(1) The Example numbers reflect the contractual fee waiver for the one-year period and the first year of the three-year period.

--------------------------------------------------------------------------------
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

THE VALUE OF YOUR INVESTMENT IN THE PORTFOLIO CHANGES WITH THE VALUES OF THE PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON THE PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF THE PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTION OF THE PORTFOLIO SECTION AND ARE DESCRIBED BELOW. THE PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENTS MADE BY THE PORTFOLIO CAN CHANGE OVER TIME.

CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

CONVERTIBLE SECURITIES RISK. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DEBT SECURITIES RISK. The value of debt securities may fall when interest rates rise. Debt Securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market condition and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and Global depositary receipts ("GDRs") are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK. High-yield debt securities (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

INCOME RISK. The Portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

INTEREST RATE RISK. The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.

MANAGER RISK. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no assurance that these will achieve the Portfolio's objective. The Sub-Adviser could do a poor job in executing an investment strategy. The Sub-Adviser may use the investment techniques or invest in securities that are not part of the Portfolio's principal investment strategies. For example, if market conditions warrant, the Portfolio may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. This shift may alter the risk/return characteristics of the Portfolio and cause it to miss investment opportunities. Individuals primarily responsible for managing the Portfolio may leave their firm or be replaced.

MARKET AND COMPANY RISK. The price of a security held by the Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Portfolio invests may still trail returns from the overall stock market.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of the Portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.

MATURITY RISK. Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of the Portfolio's fixed-income investments will affect the volatility of the Portfolio's share price.

PORTFOLIO TURNOVER RISK. Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.

PRICE VOLATILITY RISK. The value of the Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SECURITIES LENDING RISK. The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may

--------------------------------------------------------------------------------
                     SUMMARY OF PRINCIPAL RISKS (CONTINUED)
--------------------------------------------------------------------------------

fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

VALUE INVESTING RISK. The Portfolio may invest in "value" stocks. The Sub-Adviser may be wrong in its assessment of a company's value and the stocks the Portfolio holds may not reach what the Sub-Adviser believes are their full values. A particular risk of the Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, the Portfolio's relative performance may suffer.

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                                MORE INFORMATION
--------------------------------------------------------------------------------

PERCENTAGE AND RATING LIMITATIONS

Unless otherwise stated, the percentage limitations, ratings, limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

A WORD ABOUT PORTFOLIO DIVERSITY

The Portfolio is diversified, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).

NON-FUNDAMENTAL INVESTMENT POLICIES

The investment objective of the Portfolio is non-fundamental and may be changed without a shareholder vote. Investment restrictions are fundamental if so designated in this Prospectus or in the Statement of Additional Information ("SAI"). This means they may not be modified or changed without a vote of the shareholders.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.

TEMPORARY DEFENSIVE POSITIONS

The Sub-Adviser may depart from the Portfolio's principal investment strategies by temporarily investing for defensive purposes when the Sub-Adviser believes that adverse market, economic, political or other conditions may affect the Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities or others. While the Portfolio invests defensively, it may not be able to pursue its investment objective. The Portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which the Portfolio may engage are identified and discussed, together with their risks, in the SAI. It is impossible to predict accurately how long such alternative strategies may be utilized. During these times, the Portfolio may not achieve its investment goals.

ADMINISTRATIVE SERVICES

The Trust has entered into an Administration Agreement with ING Funds Services, LLC on behalf of the Portfolio. The administrative services performed by ING Funds Services, LLC on behalf of the Portfolio include acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, Sub-Adviser, and the insurance company or companies to which the Portfolio offers its shares. ING Funds Services, LLC also reviews the Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.

PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of the Portfolio
("Distributor"). It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

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HOW ING GROEP COMPENSATES ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS
IN THEIR INSURANCE PRODUCTS

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolio's Adviser or Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is DSI. DSI has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING Groep uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. Neither the Portfolio, nor the Adviser or the Distributor are a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

The Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to Qualified Plans. The Portfolio also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees ("Board") intends to monitor events to identify any material conflicts between Variable Contracts owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

NET ASSET VALUE

The net asset value ("NAV") per share for each class of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed

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on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by those companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

  -  Securities of an issuer that has entered into a restructuring;

  -  Securities whose trading has been halted or suspended;

  - Fixed-income securities that have gone into default and for which there are no current market value quotations; and

  -  Securities that are restricted as to transfer or resale.

The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

PRICING OF PORTFOLIO SHARES

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

PURCHASE AND REDEMPTION OF SHARES

The Portfolio is available to serve as an investment option through variable annuity and variable life insurance separate accounts and Qualified Plans outside the separate account context. The Portfolio also may be made available

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to certain investment advisers and its affiliates, management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts, Qualified Plan, other investment companies or other permitted investors. The Portfolio may not be available as an investment option in your variable annuity or life insurance contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Trust's behalf.

The Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

The Portfolio relies on the financial intermediary to monitor frequent, short-term trading within the Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the Plan documentation, for its policies regarding frequent, short-term trading. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

When the Portfolio invests in foreign securities, there may be greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in the Portfolio when it is not investing in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its

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NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, when the Portfolio holds thinly-traded securities, such as certain small-capitalization securities, it may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the polices and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., the Portfolio will post the quarter ending June 30 holdings on August 1). The Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

REPORTS TO SHAREHOLDERS

The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

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                         OVERALL MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

ADVISER

DSI, a New York corporation, serves as the adviser to the Portfolio. DSI has overall responsibility for the management of the Portfolio. DSI provides or oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSI is registered with the SEC as an investment adviser and with the NASD as a broker-dealer. DSI is an indirect, wholly-owned subsidiary of ING Groep N.V. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. As of December 31, 2005, DSI managed over $22.3 billion in registered investment company assets. DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

For information regarding the basis for the Board's approval of the investment advisory or investment sub-advisory relationships, please refer to the Portfolio's SAI dated April 28, 2006.

DSI, subject to the supervision of the Board, acts as a "manager-of-managers" for the Portfolio. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of the Portfolio. DSI delegates to the Portfolio's Sub-Adviser the responsibility for investment management, subject to its oversight. DSI monitors the investment activities of the Sub-Adviser. From time to time, DSI also recommends the appointment of additional replacement sub-advisers to the Board of the Trust. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC permiting DSI, with the approval of the Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a sub-adviser of the Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.

ADVISORY FEE

DSI receives a monthly fee for its services based on the average daily net assets of the Portfolio.

The following table shows the aggregate annual advisory fee to be paid by the Portfolio for the most recent fiscal year as a percentage of the Portfolio's average daily net assets:

         PORTFOLIO                                        ADVISORY FEE
         -------------------------------------------------------------
         ING Franklin Income                                  0.65%

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                             TAXES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Portfolio distributes its net investment income, if any, on its outstanding shares annually. Any net realized long-term capital gain for the Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by the Portfolio will automatically be reinvested in additional shares of the Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract or a Qualified Plan) makes an election to receive distributions in cash. Dividends or distributions by the Portfolio will reduce the per share net asset value by the per share amount paid.

The Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolio is generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is the Portfolio's intention to distribute all such income and gains.

The Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from the Portfolio to the insurance company's separate accounts. Specifically, the Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolio. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

                                       15
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                                   PERFORMANCE
--------------------------------------------------------------------------------

PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS. The Portfolio has substantially the same investment objective, policies and investment strategies as an existing mutual fund ("Comparable Fund") that is sold directly to the public on a retail basis or through variable products and that is advised or sub-advised by Franklin.

While the Portfolio is managed in a manner similar to that of the Comparable Fund whose historical performance is presented below, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Fund may be lower than the total operating expenses of the Portfolio. In such instances, the performance of the Comparable Fund would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Fund's performance.

The historical performance of the Comparable Fund is presented below. You should not consider the performance of the Comparable Fund as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Fund and not those to be paid by the Portfolio. THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS. YOU SHOULD REFER TO THE SEPARATE ACCOUNT PROSPECTUSES, PROSPECTUS SUMMARY OR DISCLOSURE STATEMENT DESCRIBING THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS FOR INFORMATION PERTAINING TO THESE INSURANCE FEES AND CHARGES. IF THE INSURANCE FEES OR CHARGES WERE INCLUDED, THE PERFORMANCE RESULTS WOULD BE LOWER. The results shown below reflect the reinvestment of dividends and distributions, and, aside from fee and expense differences, were calculated in the same manner that will be used by the Portfolio to calculate its own performance. Performance is net of all other fees. Please be advised that although only one Comparable Fund is shown for the Portfolio, the Sub-Adviser may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total returns of the Comparable Fund for the stated periods ended December 31, 2005, as well as a comparison with the performance of the applicable benchmark.(1)

                                                                                 10 YEARS
                                                                                (OR SINCE
                                                1 YEAR    3 YEARS    5 YEARS    INCEPTION)
Franklin Income Fund - Class A (FKINX)            1.85%     14.38%      8.30%         8.80%
(Comparable to ING Franklin Income Portfolio)
Standard & Poor's 500(R) Composite Stock
Price Index                                       4.91%     14.38%      0.54%         7.22%
Lehman Brothers Government/Credit Bond
Index                                             2.37%      3.74%      6.11%         8.40%

(1) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate and long-term government and investment grade corporate debt securities having maturities of greater than one year.

                                       16
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                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Because the Portfolio did not commence operations as of the date of this Prospectus, financial highlights are not available.

                                       17
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TO OBTAIN MORE INFORMATION

A Statement of Additional Information, dated March 22, 2006 subject to completion April 28, 2006, has been filed with the SEC, and is made a part of this Prospectus by reference.

Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual shareholder reports. In the shareholder annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year and the independent registered public accounting firm's Report.

To obtain free copies of the ING Investors Trust's annual and semi-annual shareholder reports and the Portfolio's Statement of Additional Information or to make inquiries about the Portfolio, please write to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, call (800) 366-0066, or visit our website at www.ingfunds.com.

Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, NE Washington, D.C. 20549-0102.

[ING LOGO]

04/28/06                                                  SEC File No. 811-05629

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the U.S. Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                               ING INVESTORS TRUST

                          7337 E. DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258
                                  800-366-0066

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 29, 2006
                              Subject to Completion
                                 April 28, 2006


ING AllianceBernstein Mid Cap Growth Portfolio                   ING Marsico International Opportunities Portfolio
ING Capital Guardian Small/Mid Cap Global Portfolio              ING Mercury Large Cap Growth Portfolio
ING Capital Guardian U.S. Equities Portfolio                     ING Mercury Large Cap Value Portfolio (formerly, ING
                                                                   Mercury Focus Value Portfolio)
ING Eagle Asset Capital Appreciation Portfolio                   ING MFS Mid Cap Growth Portfolio
ING Equities Plus Portfolio                                      ING MFS Total Return Portfolio
ING Evergreen Health Sciences Portfolio                          ING MFS Utilities Portfolio
ING Evergreen Omega Portfolio                                    ING Oppenheimer Main Street Portfolio(R)
ING FMR(SM) Diversified Mid Cap Portfolio                        ING PIMCO Core Bond Portfolio
ING FMR(SM) Earnings Growth Portfolio                            ING PIMCO High Yield Portfolio
ING FMR(SM) Small Cap Equity Portfolio                           ING Pioneer Fund Portfolio
ING Franklin Income Portfolio                                    ING Pioneer Mid Cap Value Portfolio
ING Global Real Estate Portfolio
ING Global Resources Portfolio                                   ING Quantitative Small Cap Value Portfolio
                                                                 ING Salomon Brothers All Cap Portfolio
ING Goldman Sachs Tollkeeper(SM) Portfolio*                      ING Stock Index Portfolio

ING International Portfolio                                      ING T. Rowe Price Capital Appreciation Portfolio
ING Janus Contrarian Portfolio                                   ING T. Rowe Price Equity Income Portfolio

ING JPMorgan Emerging Markets Equity Portfolio                   ING Templeton Global Growth Portfolio (formerly, ING Capital
                                                                   Guardian Managed Global Portfolio)
ING JPMorgan Small Cap Equity Portfolio                          ING UBS U.S. Allocation Portfolio
ING JPMorgan Value Opportunities Portfolio                       ING Van Kampen Equity Growth Portfolio
ING Julius Baer Foreign Portfolio                                ING Van Kampen Global Franchise Portfolio

ING Legg Mason Value Portfolio                                   ING Van Kampen Growth and Income Portfolio

ING Limited Maturity Bond Portfolio                              ING Van Kampen Real Estate Portfolio

ING Liquid Assets Portfolio                                      ING VP Index Plus International Equity Portfolio

ING Lord Abbett Affiliated Portfolio (formerly, ING              ING Wells Fargo Mid Cap Disciplined Portfolio (formerly, ING
   Salomon Brothers Investors Portfolio)                           Jennison Equity Opportunities Portfolio)
ING Marsico Growth Portfolio                                     ING Wells Fargo Small Cap Disciplined Portfolio


          INSTITUTIONAL CLASS, SERVICE CLASS AND SERVICE 2 CLASS SHARES

     This Statement of Additional Information ("SAI") relates to the series listed above (each, a "Portfolio" and collectively, the "Portfolios") of ING Investors Trust ("Trust"). A prospectus or prospectuses (each, a "Prospectus" and collectively, the "Prospectuses") for the Portfolios, dated May 1, 2006, that provides the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the Portfolios' principal underwriter, Directed Services, LLC at the address written above. This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated May 1, 2006, which have been filed with the U.S.

Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined terms in the Prospectuses.

     The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. The Portfolios' (except ING Equities Plus Portfolio, ING FMR(SM) Small Cap Equity Portfolio, ING Franklin Income Portfolio, ING Global Real Estate Portfolio and ING Quantitative Small Cap Value Portfolio) financial statements and the independent registered public accounting firm's report thereon, included in the annual shareholder report dated December 31, 2005, are incorporated herein by reference. Copies of the Portfolios' Prospectuses and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Trust at the address or phone number or address written above.

     Shares of the Portfolios are sold to insurance company separate accounts, so that the Portfolios may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies ("Variable Contracts"). The Portfolios also may sell their shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and any Investment Adviser to the Portfolios as well as to the general accounts of any insurance company whose separate account holds shares of the Portfolios. Shares of the Portfolios are currently offered to separate accounts ("Variable Accounts") of insurance companies that are subsidiaries of ING Groep N.V. For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your variable Contract.

   * Goldman Sachs Tollkeeper(SM) is a service mark of Goldman, Sachs & Co.

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                     THIS PAGE INTENTIONALLY LEFT BLANK

                                TABLE OF CONTENTS

INTRODUCTION                                                             1
HISTORY OF THE TRUST                                                     1
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES                      2
INVESTMENT RESTRICTIONS                                                 38
   FUNDAMENTAL INVESTMENT RESTRICTIONS                                  38
   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS                              56
   NON-FUNDAMENTAL INVESTMENT POLICIES                                  64
MANANGEMENT OF THE TRUST                                                67
MANAGEMENT AGREEMENTS                                                   87
SUB-ADVISERS                                                            84
OTHER MANAGED ACCOUNTS                                                 105
PORTFOLIO MANAGER OWNERSHIP OF SECURITIES                              105
EXPENSE LIMITATION AGREEMENT                                           181
ADMINISTRATION                                                         182
   DISTRIBUTION OF TRUST SHARES                                        182
   DISTRIBUTION PLAN                                                   183
   SHAREHOLDER SERVICING AGREEMENT                                     184
   CODE OF ETHICS                                                      192
   DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES                  192
   PROXY VOTING PROCEDURES                                             194
PORTFOLIO TRANSACTIONS AND BROKERAGE                                   194
   PORTFOLIO TURNOVER                                                  205
   NET ASSET VALUE                                                     206
PERFORMANCE INFORMATION                                                207
TAXES                                                                  216
OTHER INFORMATION                                                      218
   CAPITALIZATION                                                      218
   VOTING RIGHTS                                                       219
   PURCHASE OF SHARES                                                  219
   REDEMPTION OF SHARES                                                219
   EXCHANGES                                                           220
   CUSTODIAN                                                           220
   TRANSFER AGENT                                                      220
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       220
   LEGAL COUNSEL                                                       220
   REGISTRATION STATEMENT                                              220
   FINANCIAL STATEMENTS                                                220
APPENDIX A: DESCRIPTION OF BOND RATINGS                                221
APPENDIX B:  PROXY VOTING PROCEDURES AND GUIDELINES                    223

INTRODUCTION

     This SAI is designed to elaborate upon information contained in the Prospectuses for the Institutional ("Class I"), Service ("Class S"), and Service 2 Class shares of the Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolios' securities and some investment techniques. Some of the Portfolios' investment techniques are described only in the Prospectuses and are not repeated herein. Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectuses or this SAI that the investment adviser, Directed Services, LLC or ING Investments, LLC ("DSI," "ING Investments" or collectively the "Advisers") or a sub-adviser ("Sub-Adviser" or "Sub-Advisers" ) reasonably believes is compatible with the investment objectives and policies of that Portfolio. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectuses. Terms not defined herein have the meanings given to them in the Prospectuses.

                              HISTORY OF THE TRUST

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 54 investment portfolios. The Trust is an open-end management investment company authorized to issue multiple Portfolios and classes of shares, each with different investment objectives, policies and restrictions. The Trust currently has authorized ___ Portfolios, however, not all Portfolios are offered in this SAI. This SAI pertains to the following Portfolios:


ING AllianceBernstein  Mid Cap Growth Portfolio                  ING Mercury Large Cap Growth Portfolio ("Mercury Large Cap
   ("Alliance Mid Cap Growth")                                   Growth")
ING Capital Guardian Small/Mid Cap Portfolio ("Capital           ING Mercury Large Cap Value Portfolio ("Mercury Large Cap
   Guardian Small/Mid Cap")                                         Value")
ING Capital Guardian U.S. Equities Portfolio ("Capital           ING MFS Mid Cap Growth Portfolio ("MFS Mid Cap
   Guardian U.S. Equities")                                         Growth")
ING Eagle Asset Capital Appreciation Portfolio ("Eagle           ING MFS Total Return Portfolio ("MFS Total Return")
   Asset Capital Appreciation")
ING Equities Plus Portfolio ("Equities Plus")                    ING MFS Utilities Portfolio ("MFS Utilities")
ING Evergreen Health Sciences Portfolio ("Evergreen Health       ING Oppenheimer Main Street Portfolio(R)("Oppenheimer
   Sciences")                                                    Main Street")
ING Evergreen Omega Portfolio ("Evergreen Omega")
ING FMR(SM) Diversified Mid Cap Portfolio ("FMR(SM)              ING PIMCO Core Bond Portfolio ("PIMCO Core Bond")
   Diversified Mid Cap")
ING FMR(SM) Earnings Growth Portfolio ("FMR(SM) Earnings         ING PIMCO High Yield Portfolio ("PIMCO High Yield")
   Growth")
ING FMR(SM) Small Cap Equity Portfolio ("FMR(SM) Small           ING Pioneer Fund Portfolio ("Pioneer Fund")
   Cap Equity")
ING Franklin Income Portfolio ("Franklin Income")                ING Pioneer Mid Cap Value Portfolio ("Pioneer Mid Cap
ING Global Real Estate Portfolio ("Global Real Estate")          Value")
ING Global Resources Portfolio ("Global Resources")              ING Quantitative Small Cap Value Portfolio
ING Goldman Sachs Tollkeeper(SM) Portfolio ("Goldman             ING Salomon Brothers All Cap Portfolio ("Salomon
   Sachs Tollkeeper")                                            Brothers All Cap")
                                                                 ING Stock Index Portfolio ("Stock Index")
ING International Portfolio ("International")                    ING T. Rowe Price Capital Appreciation Portfolio ("T.
                                                                    Rowe Price Capital Appreciation")
ING Janus Contrarian Portfolio ("Janus Contrarian")              ING T. Rowe Price Equity Income Portfolio ("T. Rowe Price
                                                                    Equity Income")
ING JPMorgan Emerging Markets Equity Portfolio                   ING Templeton Global Growth Portfolio ("Templeton Global
("JPMorgan Emerging Markets Equity")                                Growth")
ING JPMorgan Small Cap Equity Portfolio ("JPMorgan Small Cap     ING UBS U.S. Allocation Portfolio ("UBS U.S. Allocation")
   Equity")
ING JPMorgan Value Opportunities Portfolio ("JPMorgan Value      ING Van Kampen Equity Growth Portfolio ("Van Kampen
   Opportunities")                                                  Equity Growth")
ING Julius Baer Foreign Portfolio ("Julius Baer Foreign")        ING Van Kampen Global Franchise Portfolio ("Van Kampen
                                                                    Global Franchise")
ING Legg Mason Value Portfolio ("Legg Mason Value")              ING Van Kampen Growth and Income Portfolio ("Van


ING Limited Maturity Bond Portfolio ("Limited Maturity Bond")       Kampen Growth and Income")
                                                                 ING Van Kampen Real Estate Portfolio ("Van Kampen Real
ING Liquid Assets Portfolio ("Liquid Assets")                       Estate")
                                                                 ING VP Index Plus International Equity Portfolio ("VP
ING Lord Abbett Affiliated Portfolio ("Lord Abbett                  Index Plus International Equity")
   Affiliated")                                                  ING Wells Fargo Mid Cap Disciplined Portfolio ("Wells
                                                                    Fargo Mid Cap Disciplined")
ING Marsico Growth Portfolio ("Marsico Growth")                  ING Wells Fargo Small Cap Disciplined Portfolio ("Wells
                                                                    Fargo Small Cap Disciplined")
ING Marsico International Opportunities Portfolio ("Marsico
   International Opportunities")


     Stock Index Portfolio does not offer Service Class or Service 2 Class shares. Shares of the ING American Funds Growth Portfolio, ING American Funds International Portfolio, ING American Funds Growth-Income Portfolio, ING LifeStyle Moderate Portfolio, ING LifeStyle Moderate Growth Portfolio, ING LifeStyle Growth Portfolio, and ING LifeStyle Aggressive Growth Portfolio are not offered through this SAI.

     Effective May 1, 2003, the name of the Trust changed from The GCG Trust to ING Investors Trust. On January 31, 1992, the name of the Trust was changed from The Specialty Managers Trust to The GCG Trust.

     Each of Evergreen Health Sciences, Global Real Estate, Global Resources, Legg Mason Value, Janus Contrarian, MFS Utilities, Salomon Brothers All Cap, Van Kampen Global Franchise and Van Kampen Real Estate are classified as "non-diversified" funds as such term is defined under the Investment Company Act of 1940 ("1940 Act"). Each of the Trust's other Portfolios are classified as "diversified" funds within the meaning of that term under the 1940 Act. The
1940 Act generally requires that, with respect to 75% of its total assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer. When compared with a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issuer, and, therefore, has a greater exposure to the risk of poor earnings or losses by an issuer.

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

FIXED-INCOME INVESTMENTS

U.S. GOVERNMENT SECURITIES

     U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Portfolio will invest in securities of such agencies or instrumentalities only when the Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

     Certain Portfolios may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

MUNICIPAL SECURITIES

     International, Limited Maturity Bond, PIMCO Core Bond, and PIMCO High Yield may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issue at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

     International may invest in tax-exempt industrial development bonds and pollution control bonds, which are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

     MUNICIPAL LEASE OBLIGATIONS

     International may invest in municipal lease obligations, which are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. International may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     International will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES

     Goldman Sachs Tollkeeper(SM), Marsico Growth, Marsico International Opportunities, PIMCO Core Bond, and PIMCO High Yield may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs").

     PIMCO Core Bond and PIMCO High Yield may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

     The custodial receipts and trust certificates in which Goldman Sachs Tollkeeper(SM), PIMCO Core Bond, and PIMCO High Yield may invest may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

     Although under the terms of a custodial receipt a Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if a Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

CORPORATE DEBT SECURITIES

     Certain Portfolios may invest in corporate debt securities, as stated in the Portfolios' investment objectives and policies in the relevant Prospectus or in this SAI. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Some Portfolios may invest only in debt securities that are investment grade, i.e., rated BBB or better by Standard & Poor's Rating Corporation ("Standard & Poor's" or "S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by S&P or Moody's, of equivalent quality as determined by the Sub-Adviser. Limited Maturity Bond Portfolio may invest in debt securities that are rated Baa3 or better by Moody's or BBB- or better by S&P, if not rated by S&P or Moody's, of equivalent quality as determined by the Sub-Adviser.

     The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There is also a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB- or Baa3, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

     New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Portfolio will not accrue any income on these securities prior to delivery. The Portfolio will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or liquid assets equal

(on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

     Moody's or Standard and Poor's do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Portfolio's Adviser.

HIGH YIELD BONDS

     "High Yield Bonds" (commonly referred to as "junk bonds"), are bonds rated lower than Baa3 by Moody's or BBB- by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, of equivalent quality. In general, high yield bonds are not considered to be investment grade and investors should consider the risks associated with high yield bonds before investing in a Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

     Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. There are also special tax considerations associated with investing in high yield securities structured as zero-coupon or pay-in-kind securities.

     The secondary market in which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to reflect subsequent events.

PARTICIPATION ON CREDITORS COMMITTEES

     PIMCO High Yield may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio will participate on such committees only when the Sub-Adviser believes that such participation is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

BRADY BONDS

     "Brady Bonds" are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. government securities and are considered speculative.

Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and are actively traded in the over-the-counter secondary market.

     Certain Brady Bonds may be collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation's reserves. Although Brady Bonds may be collateralized by U.S. government securities, the U.S. government does not guarantee the repayment of principal and interest. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady Bonds held by the Portfolio.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

     Certain Portfolios may invest in (1) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (2) certificates of deposit, time deposits, and other short-term debt obligations issued by savings and loan associations ("S&Ls"). Some Portfolios may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and some Portfolios also may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See "Foreign Securities" discussion in this SAI for further information regarding risks attending investment in foreign securities.

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Portfolio will not invest in fixed-time deposits
(1) which are not subject to prepayment or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Portfolio, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

     Certain of the Portfolios invest only in bank and S&L obligations as specified in that Portfolio's investment policies. Other Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

        (i) the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard and Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Sub-Adviser, similar creditworthiness to institutions having outstanding securities so rated;

        (ii) in the case of a U.S. bank or S&L, its deposits are insured by the FDIC or the Savings Association Insurance Fund ("SAIF"), as the case may be; and

        (iii) in the case of a foreign bank, the security is, in the determination of the Sub-Adviser, of an investment quality comparable with other debt securities that may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

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SAVINGS ASSOCIATION OBLIGATIONS

     International may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.


COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     All of the Portfolios may invest in commercial paper (including variable rate master demand notes and extendable commercial notes ("ECN"), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for a Portfolio, it may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's; (ii) if not rated by either Moody's or Standard & Poor's, issued by a corporation having an outstanding debt issue rated A or better by Moody's or Standard & Poor's; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

     Commercial paper obligations may include variable rate master demand notes. These notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Sub-Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Sub-Adviser also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's; the Portfolio may invest in them only if the Sub-Adviser believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered by the Portfolio to have a maturity of one day, unless the Sub-Adviser has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and Standard & Poor's ratings applicable to commercial paper. For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the 1933 Act as part of a private placement that meets liquidity standards under procedures adopted by the Board shall not be considered to be restricted.

MORTGAGE-BACKED SECURITIES

     The Portfolios may invest only in those mortgage-backed securities that meet their credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property. See, "U.S. Government Securities."

     Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking" in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

COMMERCIAL MORTGAGE-BACKED SECURITIES

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     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-or-asset backed securities.


     STRIPPED MORTGAGE-BACKED SECURITIES

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs")

     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The portfolio A, B, and C Bonds all bear current interest. Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

     FOREIGN-RELATED MORTGAGE SECURITIES

     Certain Portfolios (including International, FMR(SM) Diversified Mid Cap, FMR(SM) Earnings Growth, Janus Contrarian, JPMorgan Small Cap Equity, Julius Baer Foreign, Lord Abbett Affiliated, Marsico Growth, Marsico International Opportunities, PIMCO Core Bond, PIMCO High Yield, Salomon Brothers All Cap, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, and UBS U.S. Allocation) may invest in foreign-related mortgage securities. Foreign-related mortgage securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the

                                        8
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United States. However, foreign mortgage markets may differ materially from the
U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.



AGENCY MORTGAGE SECURITIES

     The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

     GNMA CERTIFICATES

     Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

     Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. government.

     FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA conventional (i.e., not insured or guaranteed by any government agency) purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate

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instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign S&Ls, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

     These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

     SUBORDINATED MORTGAGE SECURITIES

     Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which certain Portfolios may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

     The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

     In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

     Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

     Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which,

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unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the Trust.

     A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

     A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Portfolio by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolio would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

     A Sub-Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Sub-Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Portfolio seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the Sub-Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Sub-Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

     Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

     A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

     The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

     Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

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     The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

     ASSET-BACKED SECURITIES

     Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Portfolio's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates. In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.

     Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

     Asset-backed securities include Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities also include Aircraft Lease Receivables ("ALRs"). ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

     Asset-backed securities can also include collateralized putable notes ("CPNs"). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPN are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

COLLATERALIZED DEBT OBLIGATIONS

     PIMCO Core Bond and PIMCO High Yield may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

     For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the

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trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

     LOAN PARTICIPATIONS

     PIMCO Core Bond, PIMCO High Yield, Stock Index, and UBS U.S. Allocation may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. The participation interests in which the Portfolios intend to invest may not be rated by any nationally recognized rating service.

     When purchasing loan participations, the Portfolios assume the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary. Unless, under the terms of a loan or other indebtedness a Portfolio has direct recourse against a borrower, the Portfolio may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower. In the event that an agent bank or financial intermediary becomes insolvent, the Portfolio might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. If a loan is collateralized, there can be no assurance that liquidating the collateral would satisfy the corporate borrower's obligation or that the collateral can be liquidated. If a Portfolio invests in loan participations with poor credit quality, the Portfolio bears a substantial risk of losing the entire amount invested. Investments in loans through a direct assignment of a financial institution's interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. The valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price.

     DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

     PIMCO Core Bond, PIMCO High Yield, and Stock Index may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees ("Board"), in an amount sufficient to meet such commitments. PIMCO Core Bond, PIMCO High Yield, and Stock Index may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. A Portfolio will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Portfolio's investment restriction relating to the lending of funds or assets.

ZERO-COUPON AND PAY-IN-KIND BONDS

     Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

     The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Portfolio securities to satisfy a Portfolio's distribution obligations.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

     Certain Portfolios may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investments."

INFLATION-INDEXED BONDS

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

EVENT-LINKED BONDS

     "Event-linked bonds" are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

GUARANTEED INVESTMENT CONTRACTS

     Certain Portfolios, including International, may invest in guaranteed investment contracts ("GICs") which are issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit portfolio of the insurance

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company's general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit Portfolio. In addition, because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Portfolio which are not readily marketable, will not exceed the allowable limit for illiquid securities. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

CREDIT-LINKED NOTES

     Certain Portfolios, including International, may invest in credit-linked notes ("CLNs" or "CLN") which are generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any Portfolio in accordance to the Portfolio's investment objective, including the Liquid Asset Portfolio. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Portfolio cannot assure that it can implement a successful strategy regarding this type of investments.

TRUST-PREFERRED SECURITIES

     Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and are treated by the Portfolio as debt investment. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust's common securities, which represents three percent of the trust's assets. The remaining 97% of the trust's assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution's common stock. Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated. The primary benefit for the financial institution in using this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

     In certain instances, the structure involves more than more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

     In identifying the risks associated with trust-preferred securities, the Adviser or Sub-Adviser will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than issuing the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Portfolio.

EQUITY INVESTMENTS

COMMON STOCK AND OTHER EQUITY SECURITIES

     Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company's organization and operations.

     Certain of the Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for a Portfolio, the Sub-Adviser will generally

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invest the Portfolio's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

PREFERRED STOCK

     Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

CONVERTIBLE SECURITIES

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

     Certain Portfolios, including Oppenheimer Main Street, may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

WARRANTS

     Certain Portfolios, including JPMorgan Small Cap Equity, may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a Portfolio to suffer losses that it would not otherwise sustain.

     Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

EURODOLLAR CONVERTIBLE SECURITIES

     Certain Portfolios may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. The Portfolios may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Portfolios may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

DERIVATIVES

     Certain Portfolios may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment.

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The Portfolio's transactions in derivative instruments may include:

        - the purchase and writing of options on securities (including index options) and options on foreign currencies;

        - the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed income securities; and

        - entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, credit default swaps (long and short) and related caps, collars, floors and swaps.

     The success of transactions in derivative instruments depends on the Sub-Adviser's judgment as to their potential risks and rewards. Use of these instruments exposes a Portfolio to additional investment risks and transaction costs. If the Sub-Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Portfolio's return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Portfolio could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

     Certain Portfolios may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the Sub-Adviser's judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with a Portfolio's investments, the use of derivatives could result in a loss to the Portfolio and may, in turn, increase the Portfolio's volatility. In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


GENERAL DESCRIPTION OF FUTURES CONTRACTS

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Where a Portfolio has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

     INTEREST RATE FUTURES CONTRACTS

     An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

     A Portfolio may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities. As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable a Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which a Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

     A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Portfolio would be substantially offset by the ability of a Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

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     OPTIONS ON FUTURES CONTRACTS

     A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by a Portfolio.

     A Portfolio may use options on futures contracts in connection with hedging strategies. Julius Baer Foreign may invest up to 25% of its total net assets in futures, options, and swaps for hedging and non-hedging purposes. Generally these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described hereafter in "Options on Securities and Securities Indexes."

     STOCK INDEX FUTURES CONTRACTS

     A "stock index" assigns relative values to the common stock included in an index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

     To the extent that changes in the value of a Portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to a Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

        (1) when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

              (a)  forego possible price appreciation,

              (b) create a situation in which the securities would be difficult to repurchase, or

              (c)  create substantial brokerage commissions;

        (2) when a liquidation of a Portfolio has commenced or is contemplated, but there is, in a Sub-Adviser's determination, a substantial risk of a major price decline before liquidation can be completed; or

        (3)   to close out stock index futures purchase transactions.

     Where a Portfolio anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

        (1) if a Portfolio is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Sub-Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in a Portfolio, or

        (2)   to close out stock index futures sales transactions.

     Each investing Portfolio will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading "Limitations" in this section, with the exception of Julius Baer Foreign, which may invest in futures contracts and futures options for both hedging and non-hedging purposes. For example, a Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of a Portfolio's securities or the price of the securities, which a Portfolio intends to purchase. A Portfolio's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. See this SAI for a discussion of other strategies involving futures and futures options.

     If a purchase or sale of a futures contract is made by a Portfolio, it is required to deposit with its custodian a specified amount of cash and/or securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits.

     A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day a Portfolio pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." The payment or receipt of the variation margin does not represent a borrowing or loan by a Portfolio but is settlement between a Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

     A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by a Portfolio.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Portfolio realizes a capital gain, or if it is more, a Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Portfolio realizes a capital gain, or if it is less, a Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.


     INVESTMENT IN GOLD AND OTHER PRECIOUS METALS

     Some Portfolios may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. In order to qualify as a regulated investment company under Subchapter M of the Code, each Portfolio (with the exception of Global Resources) intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of a Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income. AIM Mid Cap Growth and Julius Baer Foreign may invest up to 5% of its assets in gold and other precious metals.

     Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by a Portfolio will be delivered to and stored with a qualified custodian bank. Precious metals investments do not generate interest or dividend income.

     Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

     GOLD FUTURES CONTRACTS

     A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When a Portfolio purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when a Portfolio sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. A Portfolio may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. A Portfolio will not engage in these contracts for speculation or for achieving leverage. A Portfolio's hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

     LIMITATIONS

     When purchasing a futures contract, a Portfolio must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Portfolio similarly

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

will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is "in-the-money" until the option expires or is closed out by a Portfolio. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.

     When writing a call option on a futures contract, a Portfolio will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

     Julius Baer Foreign is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA and, therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

     In addition, UBS U.S. Allocation, FMR(SM) Diversified Mid Cap, and FMR(SM) Earnings Growth will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of a Portfolio's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, a Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by a Portfolio would exceed 5% of a Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.


OPTIONS ON SECURITIES AND SECURITIES INDEXES

     PURCHASING OPTIONS ON SECURITIES

     An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, a Portfolio would continue to receive interest income on such security.

     A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities a Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

     A Portfolio may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities ("LEAPs") and Buy Write Option Unitary Derivatives ("BOUNDs"). LEAPs provide the holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount; BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities' capital appreciation up to a fixed dollar amount.

RISKS OF OPTIONS TRANSACTIONS

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out

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

a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

     Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying securities.

     WRITING COVERED CALL AND SECURED PUT OPTIONS

     In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

     In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

     Except UBS U.S. Allocation Portfolio, FMR(SM) Diversified Mid Cap, and FMR(SM) Earnings Growth, a Portfolio may write a call or put option only if the option is "covered" or "secured" by a Portfolio holding a position in the underlying securities. This means that so long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, a Portfolio may maintain, in a segregated account with the Trust's custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option. A put is secured if a Portfolio maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. A Portfolio may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.

     OPTIONS ON SECURITIES INDEXES

     A Portfolio may purchase or sell call and put options on securities indexes for the same purposes as it purchase or sells options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, a Portfolio is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or a Portfolio must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of a Portfolio's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

     OVER-THE-COUNTER OPTIONS

     Certain Portfolios may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio may be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

     The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling"). OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if a Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

     GENERAL

     The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Portfolio is recorded as an asset of a Portfolio and subsequently adjusted. The premium received for an option written by a Portfolio is included in a Portfolio's assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     A Portfolio may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. A Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS

     There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While a Portfolio's transactions in futures may protect a Portfolio against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude a Portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a Portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Portfolio and the hedging vehicle so that a Portfolio's return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and a Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

     Most Portfolios will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. A Portfolio could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

     The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

SWAPS

     Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on a Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

     The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by a Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where a Portfolio is selling credit default protection), however, a Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     CREDIT DEFAULT SWAPS

     Limited Maturity Bond, PIMCO Core Bond, PIMCO High Yield, and Stock Index Portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.

     A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.

VARIABLE AND FLOATING RATE SECURITIES

     Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi- annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

LEASE OBLIGATION BONDS

     Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio's limit on illiquid securities.

STRUCTURED SECURITIES

     Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

INDEXED SECURITIES

     Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

     Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

HYBRID INSTRUMENTS

     Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest

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rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet a Portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which a Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio. Accordingly, each Portfolio, except for Janus Contrarian, Marsico Growth, Marsico International Opportunities, and Legg Mason Value will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of a Portfolio's return (positive or negative).

DOLLAR ROLL TRANSACTIONS

     Certain Portfolios seeking a high level of current income may enter into dollar rolls or "covered rolls" in which a Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities that will be held during the roll period. During the roll period, a Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a

                                       25
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specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, a Portfolio may or may not take delivery of the securities a Portfolio has contracted to purchase.

     A Portfolio's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by a Portfolio. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to a Portfolio.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

     All Portfolios may purchase securities on a when-issued, delayed delivery or forward commitment basis if a Portfolio holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if a Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio's other assets. Although a Portfolio would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, a Portfolio may dispose of a when-issued or delayed delivery security prior to settlement if a Sub-Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon such sales.

FOREIGN INVESTMENTS

FOREIGN SECURITIES

     Certain Portfolios may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other securities representing interests in securities of foreign companies (collectively, "Depositary Receipts") that are described below. Some Portfolios may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in this SAI for further description of these securities.

     Each Portfolio (except JPMorgan Emerging Markets Equity, Global Resources, Janus Contrarian, Legg Mason Value, Marsico Growth, and Marsico International Opportunities) may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country. PIMCO Core Bond and PIMCO High Yield may not have more than 10% of its total assets invested in securities of issuers located in emerging market companies. In addition, Global Resources may invest up to 35% of its net assets in securities of issuers located in South Africa. A Portfolio's investments in U.S. issuers are not subject to the foreign country diversification guidelines.

     Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

     Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

     There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

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

     Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investment.

     Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

EQUITY AND DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS

     Certain Portfolios, including Evergreen Omega and International, authorized to invest in securities of foreign issuers may invest assets in equity and/or debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World
Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

DEPOSITARY RECEIPTS

     ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

     EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

FOREIGN CURRENCY TRANSACTIONS

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     Since certain Portfolios that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios may enter into foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

     FORWARD CURRENCY CONTRACTS

     Certain Portfolios may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

     A Portfolio will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. A Portfolio might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

     A Portfolio may enter into forward foreign currency contracts in two circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Portfolio may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     Second, when the Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     None of the Portfolios will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency, unless the Portfolio covers the excess with sufficient segregated assets. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a forward currency position, and in such an event, a Portfolio might not be able

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to effect a closing purchase transaction at any particular time. In addition, a
Portfolio entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

OPTIONS ON FOREIGN CURRENCIES

     A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. A Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

     A Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency that the Portfolio anticipates acquiring, during the period the Portfolio holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

     A Portfolio uses foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolios to reduce foreign currency risk using such options.

     As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

CURRENCY MANAGEMENT

     A Portfolio's flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolios to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. The Sub-Adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

EXCHANGE RATE-RELATED SECURITIES

     Certain of the Portfolios may invest in securities that are indexed to certain specific foreign currency exchange rates. The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

     Investment in exchange rate-related securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

SOVEREIGN DEBT

     Certain Portfolios may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Portfolios may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but also are subject to greater risk than higher rated securities. PIMCO Core Bond may invest in such securities rated B, subject to a maximum of 10% in securities rated Ba and B.

     Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.

     Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which a Portfolio may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities. A Portfolio may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Portfolio may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

     The issuers of the government debt securities in which a Portfolio may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements. Further, in the event of a default by a governmental entity, a Portfolio may have few or no effective legal remedies for collecting on such debt.

OTHER INVESTMENT PRACTICES AND RISKS

REPURCHASE AGREEMENTS

     All Portfolios may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

     The Sub-Adviser monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio. The Sub-Adviser, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

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     A Portfolio may engage in repurchase transactions in accordance with guidelines approved by the Board which include monitoring the creditworthiness of the parties with which a Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

     A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio's limitation of 15% of the net assets of the Portfolio on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

REVERSE REPURCHASE AGREEMENTS

     A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A Portfolio typically will segregate assets determined to be liquid by the Sub-Adviser to cover its obligations under reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements for which assets are not segregated are described above and may be considered to be borrowings by the seller; accordingly, a Portfolio will limit its investments in uncovered reverse repurchase agreements consistent with the borrowing limits applicable to the Portfolio. See "Borrowing" for further information on these limits. The use of reverse repurchase agreements by a Portfolio creates leverage, which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. The Goldman Sachs Tollkeeper(SM), Van Kampen Real Estate, and Van Kampen Global Franchise Portfolios may not invest in reverse repurchase agreements.

OTHER INVESTMENT COMPANIES

     An investment company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Portfolio invests in other investment companies, shareholders of the Portfolio bear their proportionate share of the underlying investment companies' fees and expenses.

     T. Rowe Price Equity Income and T. Rowe Price Capital Appreciation may, however, invest in shares of the T. Rowe Price Reserve Investment and Government Reserve Investment Funds and Janus Contrarian may invest in shares of Janus' Money Market Funds, each pursuant to the receipt of an SEC exemptive order. Other Portfolios may invest in shares issued by other investment companies to the extent permitted by the 1940 Act. International Portfolio may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies.

     EXCHANGE-TRADED FUNDS ("ETFs")

     An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and traded similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying indices. Additionally, if the Portfolio elects to redeem its ETF shares rather than selling them in the secondary market, the Portfolio may receive the underlying securities which it would then have to sell in order to obtain cash. Additionally, when a Portfolio invests in ETFs, shareholders of the Portfolio bear their proportionate share of the underlying ETF's fees and expenses.

        STANDARD & POOR'S DEPOSITARY RECEIPTS

     Each of Eagle Asset Capital Appreciation, FMR(SM) Diversified Mid Cap, FMR(SM) Earnings Growth, Goldman Sachs Tollkeeper(SM), Janus Contrarian, Legg Mason Value, Marsico Growth, Marsico International Opportunities, Stock Index,
T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income and Wells Fargo Mid Cap Disciplined, may, consistent with its investment policies, purchase Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

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        iSHARES MSCI INDEX SHARES

     AIM Mid Cap Growth, FMR(SM) Diversified Mid Cap, FMR(SM) Earnings Growth, International, Janus Contrarian, JPMorgan Emerging Markets Equity, Goldman Sachs Tollkeeper(SM), Legg Mason Value, Marsico Growth, Marsico International Opportunities, and Wells Fargo Mid Cap Disciplined may also invest in iShares MSCI Index Shares ("iShares") (formerly known as World Equity Benchmark Shares ("WEBS"). WEBS were a form of exchange-traded fund traded on the AMEX. They were re-named iShares MSCI Index Shares on March 15, 2000. iShares track the performance of several international equity indexes. Each country index series invests in an optimized portfolio of common stocks based on that country's Morgan Stanley Capital International benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, the Portfolio could be required to reconsider the use of iShares as part of its investment strategy. (See "Exchange Traded Funds").

HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRs")

     HOLDRs are trust-issued receipts that represent a Portfolio's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Portfolio's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

INITIAL PUBLIC OFFERINGS ("IPOs")

     Marsico International Opportunities may, consistent with its investment policies, invest in IPOs. IPOs occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

     The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Portfolios' adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolios. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Portfolios' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

     The effect of an IPO investment can have a magnified impact on the Portfolios' performance when the Portfolios' asset bases are small. Consequently, IPOs may constitute a significant portion of the Portfolios' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Portfolios' assets as it increases in size and, therefore, have a more limited effect on the Portfolios' performance.

     There can be no assurance that IPOs will continue to be available for the Portfolios to purchase. The number or quality of IPOs available for purchase by the Portfolios may vary, decrease or entirely disappear. In some cases, the Portfolios may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolios to realize a profit.

SHORT SALES

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     A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in market price. A Portfolio may make short sales to offset a potential decline in a long position or a group of long positions, or if the Sub-Adviser believes that a decline in the price of a particular security or group of securities is likely. Evergreen Omega, Goldman Sachs Tollkeeper(SM), Van Kampen Real Estate, and Van Kampen Global Franchise Portfolios may not engage in short sales.

     The Portfolio's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. A Portfolio is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.


SHORT SALES AGAINST THE BOX

     A short sale "against the box" is a short sale where, at the time of the short sale, the Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. A Portfolio would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Portfolio. Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectus.

ILLIQUID SECURITIES

     Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolios to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between a Portfolio's decision to dispose of these securities and the time when a Portfolio is able to dispose of them, during which time the value of the securities could decline. Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Board.

RESTRICTED SECURITIES

     Each Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Board, based upon information and recommendations provided by the Sub-Adviser, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. The Board has adopted guidelines and has delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, has retained sufficient oversight and is ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment Portfolio. Subject to the limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Portfolios' inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs. Some 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other 144A securities do not have registration rights attached when first issued. As such, these securities can only be bought from and sold to "QIBs." Nonetheless, a small market exists for trading 144A securities. The Portfolio may not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

BORROWING

     Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio's shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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     Reverse repurchase agreements will be included as borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to a Portfolio's borrowing limitations to the extent that a Portfolio establishes and maintains liquid assets in a segregated account with the Trust's custodian (or earmark liquid assets on its records) equal to the Portfolio's obligations under the when-issued or delayed delivery arrangement.

LENDING PORTFOLIO SECURITIES

     For the purpose of realizing additional income, certain Portfolios such as, Janus Contrarian, Limited Maturity Bond, PIMCO High Yield and Stock Index, may make secured loans of portfolio securities. may make secured loans of portfolio securities up to 33 1/3% of its total assets (excluding debt securities and repurchase agreements for which this limitation does not apply). Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Portfolio's investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will not be made unless, in the judgment of the Sub-Adviser, the consideration to be earned from such loans would justify the risk.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

        REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

     RISKS ASSOCIATED WITH THE REAL ESTATE INDUSTRY

     Although a Portfolio that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Portfolio may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

        -     possible declines in the value of real estate;

        -     adverse general or local economic conditions;

        -     possible lack of availability of mortgage funds;

        -     overbuilding;

        -     extended vacancies of properties;

        -     increases in competition, property taxes and operating expenses;

        -     changes in zoning or applicable tax law;

        - costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

        -     casualty or condemnation losses;

        - uninsured damages from floods, earthquakes or other natural disasters;

        -     limitations on and variations in rents; and

        -     unfavorable changes in interest rates.

     In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not

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diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

HARD ASSET SECURITIES

     The production and marketing of hard assets or global resources may be affected by actions and changes in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset. In periods of rising hard asset prices, such securities may rise at a faster rate, and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

SMALL COMPANIES

     Certain of the Portfolios may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Portfolio to dispose of such securities may be greatly limited, and a Portfolio may have to continue to hold such securities during periods when the Sub-Adviser would otherwise have sold the security. It is possible that the Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio which it manages.

UNSEASONED COMPANIES

     Certain Portfolios, including Capital Guardian Small/Mid Cap, Capital Guardian U.S. Equities, FMR(SM) Diversified Mid Cap, FMR(SM) Earnings Growth, Goldman Sachs Tollkeeper(SM), Janus Contrarian, JPMorgan Small Cap Equity, Legg Mason Value, Marsico Growth, Marsico International Opportunities, PIMCO Core Bond, PIMCO High Yield, Templeton Global Growth, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income and Wells Fargo Mid Cap Disciplined may invest in companies (including predecessors) which have been in operation for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

STRATEGIC TRANSACTIONS

     Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in this SAI, certain of the Portfolios may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed income securities, or to seek potentially higher returns. Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolios, exchange-listed and over-the-counter put and call on securities, equity and fixed income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

     Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolios resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its Portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of

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numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Portfolio management purposes.

SPECIAL SITUATIONS

     A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

INTERNET AND INTERNET-RELATED COMPANIES

     Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries, Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses. Many Internet companies have exceptionally high price-to earnings ratios with little or no earnings.

RISK CONSIDERATIONS REGARDING THE INTERNET INDUSTRY

     Investors should carefully consider the risks of companies in the Internet industry and related industries when making an investment decision. The value of the Fund's shares will fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which initial public offerings occurred between 1999 and 2001 recently have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of firm and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business, results of operations and financial condition.

FOREIGN CURRENCY WARRANTS

     Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

                                       36
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     Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

     Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER

     Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

TEMPORARY DEFENSIVE INVESTMENTS

     For temporary and defensive purposes, each Portfolio may invest up to 100% of its total assets in investment grade fixed income securities (including short-term U.S. government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. PIMCO Core Bond and PIMCO High Yield may hold an unlimited amount of such investments consistent with its objectives. Under normal circumstances, each Portfolio may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

     Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectus and this Statement of Information will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

SEGREGATION OF ASSETS

     As discussed above, when a Portfolio invests in certain securities or engages in certain transactions (e.g., derivatives, when issued securities, delayed delivery transactions), it will segregate assets on its books or those of its Custodian.

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Segregated assets will include cash or other liquid securities and high quality debt instruments, in amounts equal to the amount of its commitment, which are marked to market daily.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Portfolio's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of that Portfolio's voting securities present at a meeting if the holders of more than 50% of that Portfolio's outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Portfolio's outstanding voting securities. The investment objectives and all other investment policies or practices of Evergreen Health Sciences, Evergreen Omega, FMR(SM) Earnings Growth, FMR(SM) Small Cap Equity, Goldman Sachs Tollkeeper(SM), JPMorgan Small Cap Equity, JPMorgan Value Opportunities, Julius Baer Foreign, Legg Mason Value, Marsico International Opportunities, MFS Utilities, PIMCO High Yield, Pioneer Fund, Pioneer Mid Cap Value, and Stock Index Portfolios are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent changes in any applicable percentage resulting from market fluctuations will not require elimination of any security from a portfolio.

FOR ALLIANCEBERNSTEIN MID CAP GROWTH:

The Portfolio may not:

1. Issue any class of securities which is senior to the Portfolio shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

2. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose);

3. Borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

4. Underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

5. As to 75% of the Portfolio total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio total assets (taken at current value) would then be invested in securities of a single issuer, or
     (ii) more than 25% of the Portfolio total assets (taken at current value) would be invested in a single industry;

6. Invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Sub-Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; and

7. Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans.

FOR CAPITAL GUARDIAN SMALL/MID CAP, EAGLE ASSET CAPITAL APPRECIATION, GLOBAL RESOURCES, LIMITED MATURITY BOND, LIQUID ASSETS, T. ROWE PRICE CAPITAL APPRECIATION, T. ROWE PRICE EQUITY INCOME, TEMPLETON GLOBAL GROWTH, VAN KAMPEN REAL ESTATE, VAN KAMPEN GROWTH AND INCOME, AND WELLS FARGO MID CAP DISCIPLINED:

                                       38
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A Portfolio may not:

1. Invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that this restriction does not apply to Van Kampen Real Estate or Global Resources;

2. Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, except that restriction does not apply to Van Kampen Real Estate or Global Resources;

3. Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply: (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto), (b) with respect to Liquid Assets, to securities or obligations issued by U.S. banks, (c) with respect to Templeton Global Growth to securities issued or guaranteed by foreign governments or any political subdivisions thereof, authorities, agencies, or instrumentalities (or repurchase agreements with respect thereto); and (d) to the Van Kampen Real Estate, which will normally invest more than 25% of its total assets in securities of issuers in the real estate industry and related industries, or to the Global Resources, which will normally invest more than 25% of its total assets in the group of industries engaged in hard assets activities, provided that such concentration for these two Portfolios is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts;

4. Purchase or sell real estate, except that a Portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

5. Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Portfolio engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and except that Global Resources may, consistent with its investment objective and subject to the restrictions described in the Prospectus and in the SAI, purchase securities on margin;

6. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies:

     a. invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

     b.   enter into repurchase agreements; and

     c. lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board;

7. Issue senior securities, except insofar as a Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with that Portfolio's borrowing policies, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

8. Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under the federal securities laws;

9. With respect to the T. Rowe Price Equity Income, T. Rowe Price Capital Appreciation, Limited Maturity Bond, Global Resources, Van Kampen Real Estate, and Liquid Assets, make short sales of securities, except short sales against the box, and except that this restriction shall not apply to the Global Resources, which may engage in short sales within the limitations described in the SAI;

10. Borrow money or pledge, mortgage, or hypothecate its assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and
     (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the Prospectus and in the SAI. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts will not be deemed to be pledges of a Portfolio's assets);

11. With respect to the T, Rowe Price Equity Income, T. Rowe Price Capital Appreciation, Limited Maturity Bond, Global Resources, Van Kampen Real Estate, and Liquid Assets, invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Sub-Adviser are illiquid if, as a result of such investment, more than 10% of the total assets of the Portfolio, or, for the AIM Mid Cap Growth, Capital Guardian Small/Mid Cap, Eagle Asset Capital Appreciation, Templeton Global Growth, Van Kampen Growth and Income, and Wells Fargo Mid Cap Disciplined, more than 15% of the total assets of the Portfolio (taken at market value at the time of such investment), would be invested in such securities;

12. Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except:

     a. any Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and on options on such futures contracts;

     b. the T. Rowe Price Equity Income and AIM Mid Cap Growth may engage in futures contracts on gold; and

     c. this restriction shall not apply to Templeton Global Growth and Global Resources.

13. With respect to all Portfolios except the Templeton Global Growth, invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Portfolio may engage in transactions in options, futures contracts, and options on futures.

FOR CAPITAL GUARDIAN U.S. EQUITIES:


The Portfolio may not:

1. Issue senior securities, except to the extent that the borrowing of money in accordance with restriction (2) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.);

2. Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry;

3. Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions;

4. Borrow money, except that the portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions;

5. Underwrite securities of other issuers except insofar as the Portfolio may be considered an underwriter under the 1933 Act in selling portfolio securities;

6. Purchase or sell real estate, except that the Portfolio may invest in securities issued by companies which invest in real estate or interests therein and may invest in mortgages and mortgage-backed securities; and

7. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

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FOR EQUITIES PLUS:

The Portfolio may not:

     1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

     2. Purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio's investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

     3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

     4. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

     5. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered management investment companies;

     6. Purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
          (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

     7. Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

     8. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

FOR EVERGREEN HEALTH SCIENCES:


The Portfolio may not:

1. Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to: (i) enter into commitments to purchase securities in accordance with a Portfolio's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

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3.   Act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4. Purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

5. Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6. Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7. Make any investment that is inconsistent with its classification as a non-diversified investment company as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8. "Concentrate" its investments in a particular industry, except that the Portfolio may invest more than 25% of its assets in securities issued by companies principally engaged in the healthcare industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to the Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or
     (iii) repurchase agreements (collateralized by the instruments described in clause (ii), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


FOR EVERGREEN OMEGA:


The Portfolio may not:

1. Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to: (i) enter into commitments to purchase securities in accordance with a Portfolio's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. Act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4. Purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

5. Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6. Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7. Shall be a "diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8. Concentrate its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies;
     (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition, for the Evergreen Health Sciences and Evergreen Omega Portfolios, if the Portfolio's holdings of illiquid securities exceeds 15% because of changes in the value of a Portfolio's investments, a Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio. Otherwise, a Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio's assets.


FOR FMR(SM) DIVERSIFIED MID CAP, FMR(SM) Earnings Growth, JANUS CONTRARIAN, LEGG MASON VALUE, AND UBS U.S. ALLOCATION:

A Portfolio may not:

1. With respect to 75% of each Portfolio's (except Legg Mason Value, pending shareholder approval) total assets (50% of the Janus Contrarian's total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2. Issue senior securities, except as permitted under the Investment Company Act of 1940;

3. Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

8. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

FOR FMR(SM) SMALL CAP EQUITY:

A Portfolio may not:

1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2. Purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio's investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered management investment companies;

6. Purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7. Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

FOR FRANKLIN INCOME PORTFOLIO:

As a matter of fundamental policy, the Portfolio may not:

1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2. Purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio's investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered management investment companies;

6. Purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7. Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio's investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio's assets.

FOR GLOBAL REAL ESTATE PORTFOLIO

As a matter of fundamental policy, the Portfolio may not:

1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio and (c) the Portfolio will invest more than 25% of its total assets in the real estate industry;

2. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

3. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

4. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered management investment companies;

5. Purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

6. Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

     ING Global Real Estate Portfolio is a non-diversified fund. The Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

     ING Global Real Estate Portfolio will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Portfolio must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Portfolio's Sub-Adviser.

     ING Global Real Estate Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio's investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio's assets.

FOR GOLDMAN SACHS TOLLKEEPER(SM), INTERNATIONAL, JPMORGAN SMALL CAP EQUITY, JULIUS BAER FOREIGN, MERCURY LARGE CAP GROWTH, MERCURY LARGE CAP VALUE, VAN KAMPEN EQUITY GROWTH, AND VAN KAMPEN GLOBAL FRANCHISE:

A Portfolio may not:

1. With respect to 75% of each Portfolio's total assets (50% of the Van Kampen Global Franchise and JPMorgan Small Cap Equity total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2. Issue senior securities, except as permitted under the Investment Company Act of 1940;

3. Borrow money, except that (a) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. In addition, the Goldman Sachs Tollkeeper(SM), Van Kampen Global Franchise, and Van Kampen Equity Growth may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, purchase securities on margin to the extent permitted by applicable law, and engage in transactions in mortgage dollar rolls which are accounted for as financings;

4. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

8. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

FOR JPMORGAN EMERGING MARKETS EQUITY:

The Portfolio may not:

1. With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan;

3. (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for a Portfolio that uses such investment techniques and then not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings (excluding any fully collateralized reverse repurchase agreements and dollar roll transactions the Portfolio may enter into), and no additional investments may be made while any such borrowings are in excess of 10% of total assets;

4. Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions;

5. Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude a Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities);

6. Buy or sell real estate or commodities or commodity contracts; however, the Portfolio, to the extent not otherwise prohibited in the Prospectus or this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this Statement of Additional Information;

7. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in the Prospectus or this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets;

8. Invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

9. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit a Portfolio from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions; and

10. Invest in commodities, except for futures contracts or options on futures contracts if, as a result thereof, more than 5% of a Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

FOR JPMORGAN VALUE OPPORTUNITIES, MARSICO INTERNATIONAL OPPORTUNITIES, MFS UTILITIES, PIONEER FUND, AND PIONEER MID CAP VALUE:

A Portfolio may not:

1. With respect to 75% of the Portfolio's (except MFS Utilities) total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies), if as a result (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2. Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. Government, its agencies or instrumentalities), except for MFS Utilities which may concentrate its investment in companies in the utilities sector;

3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder;

4. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5. Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Portfolio for its portfolio, a Portfolio may be deemed to be an underwriter under applicable law;

6. Purchase or sell real estate, except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7. Issue any senior security (as defined in the 1940 Act), except that (i) a Portfolio may enter into commitments to purchase securities in accordance with a Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; or

8. Purchase physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

FOR LORD ABBETT AFFILIATED:

The Portfolio may not:

1. Purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 15% of any class of securities of such issuer;

2. Borrow money, except (i) in order to meet redemption requests or (ii) as a temporary measure for extraordinary or emergency purposes and, in the case of both (i) and (ii), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

3. Lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Portfolio's investment policies, except that (a) the Portfolio may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Portfolio and (b) the Portfolio may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

4. Invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Portfolio to be so invested;

5. Purchase any securities on margin (except that the Portfolio may make deposits in connection with transactions in options on securities), make any so-called "short" sales of securities or participate in any joint or joint and several trading accounts;

6.   Act as underwriter of securities of other issuers;

7. Purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Portfolio), or except when such purchase is part of a plan of merger or consolidation;

8. Buy securities from, or sell securities to, any of its officers, directors, employees, investment adviser or distributor, as principals;

9. Purchase or retain any securities of an issuer if one or more persons affiliated with the Portfolio owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

10. Purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Portfolio may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

11.  Issue senior securities except as may be permitted by the 1940 Act.

FOR MARSICO GROWTH:

The Portfolio may not:

1. Purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, although it may invest in companies that engage in such businesses to the extent otherwise permitted by the Portfolio investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere this Statement;

2. Purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

3. Make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement (the short sale restriction is non-fundamental);

4. With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

5. Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

6. Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

7. Borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of 5% of the Portfolio total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

8. Underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

9. Invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

10. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;

11. Own, directly or indirectly, more than 25% of the voting securities of any one issuer or affiliated person of the issuer; and

12. Purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction.


FOR MFS TOTAL RETURN, MFS MID CAP GROWTH, OPPENHEIMER MAIN STREET AND PIMCO CORE
BOND:

The Portfolio may not:

1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of a Portfolio's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer; provided that this restriction shall not apply to MFS Mid Cap Growth;

2. Invest more than 25% of the value of the Portfolio's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

3. Borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Portfolio of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings), except PIMCO Core Bond may also borrow to enhance income;

4. Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

5. Purchase or sell any commodity contract, except that each Portfolio may purchase and sell futures contracts based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.) The MFS Mid Cap Growth, Oppenheimer Main Street and MFS Total Return reserve the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The MFS Mid Cap Growth, Oppenheimer Main Street and MFS Total Return will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for options, futures contracts, options on futures contracts and forward contracts);

6. Underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

7. Purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry and participation interests in pools of real estate mortgage loans, and it may liquidate real estate acquired as a result of default on a mortgage; and

8. Issue any class of securities which is senior to a Portfolio shares of beneficial interest except as permitted under the Investment Company Act of 1940 or by order of the SEC.


FOR PIMCO HIGH YIELD:

The Portfolio may not:

1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of value of the Portfolio's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer;

2. Issue senior securities, except as permitted under the Investment Company Act of 1940;

3. Invest more than 25% of the value of the Portfolio's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

4. Borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Portfolio of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings);

5. Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of the debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

6. Purchase or sell any commodity contract, except that the Portfolio may purchase and sell futures based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.);

7. Underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

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8.   Purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in real estate industry and participation interests.

FOR ING QUANTITATIVE SMALL CAP VALUE PORTFOLIO:

As a matter of fundamental policy, the Portfolio may not:

1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

3. Purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio's investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered management investment companies;

6. Purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7. Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

9. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio's investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio's assets.

FOR SALOMON BROTHERS ALL CAP:

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The Portfolio may not:

1. Hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Portfolio's investment in any one security, other than United States Government obligations, will not exceed 5% of the value of its total assets and as to this 50%, the Portfolio will not invest in more than 15% of the outstanding voting securities of any one issuer;

2. Borrow money or pledge or mortgage its assets, except as described under "Description of Securities and Investment Techniques" and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

3. Underwrite securities, except in instances where the Portfolio has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ("restricted securities"); in such registrations, the Portfolio may technically be deemed an "underwriter" for purposes of the 1933 Act. No more than 10% of the value of Portfolio's total assets may be invested in illiquid securities;

4. Make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under "Description of Securities and Investment Techniques -- Lending of Portfolio Securities" in this SAI, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Portfolio from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid;

5. Invest more than 10% of the value of the Portfolio's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable;

6. Invest in companies for the purpose of exercising control or management. (The Portfolio may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Portfolio may not be publicly saleable unless registered under the Securities Act of 1933 or pursuant to an available exemption thereunder.);

7. Purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Portfolio may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales "against the box", i.e., when a security identical to one owned by the Portfolio, or which the Portfolio has the right to acquire without payment of additional consideration, is borrowed and sold short);

8. Purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Portfolio (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

9. Purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Portfolio's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Portfolio pursuant to a merger or plan of reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment Portfolios and will be further reduced by the Portfolio's expenses, including management fees; that is, there will be a layering of certain fees and expenses.);

10. Purchase or hold securities of an issuer if one or more persons affiliated with the Portfolio or with Smith Barney Asset Management owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

11. Buy portfolio securities from, or sell portfolio securities to, any of the Portfolio's officers, directors or employees of its investment adviser or distributor, or any of their officers or directors, as principals;

12. Purchase or sell warrants; however, the Portfolio may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Portfolio's total assets). Covered options with respect to no more than 10% in value of the Portfolio's total assets will be outstanding at any one time;

13. Invest in interest in oil, gas or other mineral exploration or development programs, or

14.  Issue senior securities except as may be permitted by the 1940 Act.


FOR STOCK INDEX:


The Portfolio may not:

1. With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2. Issue senior securities, except as permitted under the Investment Company Act of 1940;

3. Borrow money, except that (a) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

8. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

FOR VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO

As a matter of fundamental policy, the Portfolio:

1. Shall be a "diversified company" as that term is defined in the 1940 Act.

2. May not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to the Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or
(iii) repurchase agreements (collateralized by securities issued by the U.S. government, its agencies or instrumentalities).

3. May not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder.

4. May not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans.

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5. May not act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Portfolio for its portfolio, the Portfolio may be deemed to be an underwriter under the applicable law.

6. May not purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

7. May not issue any senior security (as defined in the 1940 Act), except that
(i) the Portfolio may enter into commitments to purchase securities in accordance with the Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) the Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and

8. May not purchase physical commodities or contracts relating to physical commodities.

FOR WELLS FARGO SMALL CAP DISCIPLINED:

The Portfolio may not:

1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2. Purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio's investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered management investment companies;

6. Purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7. Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

     For all the Portfolios, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Portfolio's investments will not constitute a violation of such limitation, except that any borrowing by a Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following restrictions are not fundamental and may be modified by the Trustees without shareholder approval.

FOR CAPITAL GUARDIAN SMALL/MID CAP, AND VAN KAMPEN GROWTH AND INCOME:

A Portfolio may not:

1. Make short sales of securities, except short sales against the box (this restriction shall not apply to the Capital Guardian Small/Mid Cap, which may make short sales within the limitations described in the Prospectus and elsewhere in this SAI).

2. Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Sub-Adviser are illiquid if, as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.

FOR ALLIANCEBERNSTEIN MID CAP GROWTH:

The Portfolio may not:

1. Invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Portfolio net assets, provided that not more than 2% of the Portfolio net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

2. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

3. Purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio total assets would be invested in such securities, or
     (ii) more than 5% of the Portfolio total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

4. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and
     (c) above;

5. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

6.   Invest in real estate limited partnerships;

7. Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

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8.   Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

9.   Make investments for the purpose of exercising control or management;

10. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

11.  Acquire more than 10% of the voting securities of any issuer;

12. Invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A under the Securities Act of 1933); or

13. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets.

FOR TEMPLETON GLOBAL GROWTH:

The Portfolio may not:

1. Lend money to other persons, except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money;

2. Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities;

3. Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable;

4. Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin;

5. Write or purchase options on securities, financial indices or currencies, except to the extent the Portfolio is specifically authorized to engage in hedging and other strategic transactions;

6.   Purchase securities for the purpose of exercising control or management;

7. Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the Portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization;

     For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a) (32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies; and

8. Pledge, hypothecate, mortgage or transfer (except as provided in restriction (4)) as security for indebtedness any securities held by the Portfolio, except in an amount of not more than 33 1/3% of the value of the Portfolio's total assets

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     and then only to secure borrowings permitted by restrictions (3) and (10).
     For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

FOR TEMPLETON GLOBAL GROWTH:

The Portfolio may not:

     Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or futures contracts on currencies), except that the Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and in options on such futures contracts.


FOR EAGLE ASSET CAPITAL APPRECIATION:

The Portfolio may not:

     Make short sales of securities, except short sales against the box (this restriction shall not apply to the AIM Mid Cap Growth, and Capital Guardian Small/Mid Cap, which may make short sales within the limitations described in the Prospectus and elsewhere in this SAI).

FOR FMR(SM) DIVERSIFIED MID CAP, JANUS CONTRARIAN, LEGG MASON VALUE , AND UBS U.S. ALLOCATION:

1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3. The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

4. The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

5. The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio's net assets) to a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     With respect to Limitation (4), if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

     Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Portfolio's assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

     For purposes of normally investing at least 80% of the FMR(SM) Diversified Mid Cap's assets in securities of companies of medium market capitalizations, the Sub-Adviser intends to measure the capitalization range of the S&P MidCap 400 Index no less frequently than once a month.

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FOR FMR(SM) EARNINGS GROWTH:

1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3. The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation);

4. The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. For purposes of the Portfolio's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity;

5. The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments); and

6. The Portfolio does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Portfolio.

FOR GOLDMAN SACHS TOLLKEEPER(SM):

The Portfolio may not:

1.   Invest for the purpose of exercising control or management;

2.   Sell property or securities short, except short sales against the box; and

3. Invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.

     Unless otherwise indicated, all percentage limitations listed above apply to the Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. For purposes of fundamental restriction (iii) and non-fundamental restriction (v) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

     For purposes of non-fundamental restriction (2), a short sale "against the box" shall not be considered a short position.

FOR INTERNATIONAL, JULIUS BAER FOREIGN, JPMORGAN SMALL CAP EQUITY, MARSICO GROWTH, MERCURY LARGE CAP GROWTH, MERCURY LARGE CAP VALUE, VAN KAMPEN EQUITY GROWTH, AND VAN KAMPEN GLOBAL FRANCHISE:

1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

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2.   The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3. The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restriction (3), and only to the extent that the value of the Portfolio's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings; and provided further that with respect to International, Julius Baer Foreign, JPMorgan Small Cap Equity, Van Kampen Equity Growth and, Van Kampen Global Franchise the borrowing may be made only for temporary, extraordinary or emergency purposes in amounts not exceeding 20% of the value of the Portfolio's total assets at the time of borrowing;

4. The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5. The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio's net assets) to a registered investment company or portfolio for which the Sub-Adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.); and

6. The Portfolio may purchase or write options on securities only if (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets, (ii) aggregate premiums on put options purchased by a Portfolio do not exceed 5% of its net assets, (iii) not more than 25% of the Portfolio's net assets would be hedged, and (iv) not more than 25% of the Portfolio's net assets are used as cover for options written by the Portfolio.

     With respect to non-fundamental investment restriction 4, if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

     Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Portfolio's assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.

FOR JPMORGAN EMERGING MARKETS EQUITY:

The Portfolio may not:

1. Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by a Portfolio;

2. Invest in any issuer for purposes of exercising control or management of the issuer;

3. Except as described in the Prospectus and this SAI, acquire or dispose of put, call, straddle or spread options subject to the following conditions:

            a.     such options are written by other persons, and

            b. the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Portfolio's total assets;

4. Except as described in the Prospectus and this SAI, engage in short sales of securities; and

5. Purchase more than 10% of the outstanding voting securities of any one issuer.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

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FOR JPMORGAN VALUE OPPORTUNITIES:

The Portfolio may not:

1. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

2. Purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable, or enter into repurchase agreements not terminable within seven business days, if such purchase or entering into a repurchase agreement would cause more than 10% of the value of its total assets to be invested in such securities and such repurchase agreements;

3. Invest its assets in securities of other open-end investment companies, except as permitted under the 1940 Act or any order pursuant thereto; or

4. Pledge, mortgage or hypothecate its assets except, to secure borrowings permitted by subparagraph (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of its total assets.

FOR LIMITED MATURITY BOND:

1. Non-government securities must be rated Baa3 or better by Moody's or BBB or better by S&P or, if not rated, determined to be of comparable quality;

2. Money market securities must be rated in the two highest categories by Moody's or S&P or, if not rated, determined to be of comparable quality;

3. The Portfolio will not invest more than 10% of total assets in foreign government securities;

4. The Portfolio will not have more than 25% of net assets invested in securities of issuers located in any one emerging market;

5. Borrowing may not exceed 10% of the value of the total assets and 25% for temporary purposes (excluding (i) reverse repurchase agreements, (ii) options, futures, options on futures and forward currency contracts, and
     (iii) borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%);

6. Illiquid securities may not exceed 10% of net assets ( including repurchase agreements and fixed-time deposits subject to withdrawing penalties maturing in more than 7 days); or

7. The Portfolio will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this SAI.

FOR LIQUID ASSETS:

1.   Investments will not be rated below the two highest ratings categories;

2. The Portfolio will invest 95% of the investments that, at the time of purchase, are rated in the highest short-term ratings category, or if unrated, determined to be of comparable quality;

3. With respect to 100% of total assets, the Portfolio will not invest more than (i) 5% of such assets in securities of any one issuer (except U.S. government securities), (ii) 10% of such assets subject to demand features or guarantees from a single institution (with respect to 75% of total assets), or (iii) purchase more than 10% of the outstanding voting securities of any one issuer;

4. The Portfolio will not invest in more than the greater of 1% of total assets or $1,000,000 in securities of any one issuer that are rated in the second highest ratings category (excluding U.S. Government securities);

5. The Portfolio will not invest in obligations issued or guaranteed by a foreign government (or its agencies or instrumentalities) or by supranational organization that is rated below A by S&P or Moody's;

6. The Portfolio will not have more than 25% of net assets invested in securities of issuers located in any one emerging market;

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7.   Borrowing will not exceed 10% of the value of the total assets and 25% for temporary purposes (excluding (i) reverse repurchase agreements, and (ii) borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%);

8. The Portfolio will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this SAI;

9.   Investments in fixed time deposits may not exceed 10% of net assets; and

10.  Investments in foreign bank obligations are limited to U.S.
     dollar-denominated obligations.

FOR MARSICO GROWTH:

     The Portfolio may not invest, in the aggregate, more than 15% of its net assets in illiquid securities.

FOR MARSICO INTERNATIONAL OPPORTUNITIES:

The Portfolio may not:

1. The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

2. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration thereof, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

3. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

4. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

5. The Portfolio does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolio's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation. In addition, a foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not subject to this limitation.

6. The Portfolio may not invest in companies for the purpose of exercising control of management.

FOR MFS TOTAL RETURN, MFS MID CAP GROWTH, OPPENHEIMER MAIN STREET:

A Portfolio may not:

1. Invest more than 15% (except 10% with respect to the Oppenheimer Main Street,) of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements;

3. Make investments for the purpose of gaining control of a company's management.

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FOR MFS UTILITIES:

The Portfolio may not:

1. Invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (E.G., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Board (or its delegee) will not be subject to this 15% limitation.

     Except for MFS Utilities' investment restriction no. 1 and the Portfolio's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Portfolio's non-fundamental policy on illiquid investments, the Portfolio will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.


FOR PIMCO CORE BOND:

     The Portfolio may not:

1. Invest more than 15% of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements; and

3. Make investments for the purpose of gaining control of a company's management.

     Unless otherwise indicated, all limitations applicable to Portfolio investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

FOR LORD ABBETT AFFILIATED:

The Portfolio may not:

1. Invest in warrants (other than warrants acquired by Lord Abbett Affiliated as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of Lord Abbett Affiliated's net assets or if, as a result, more than 2% of Lord Abbett Affiliated's net assets would be invested in warrants that are not listed on AMEX or NYSE;

2. Invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit Lord Abbett Affiliated from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

3. Purchase or sell real property (including limited partnership interests) except to the extent described in Lord Abbett Affiliated's fundamental investment restriction number 10.

4. Invest more than 10% of the value of its total assets in illiquid securities.

FOR VAN KAMPEN REAL ESTATE:

The Portfolio may not:

1. Make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it and except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under

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     the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

2. Purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures contracts, foreign currency futures contracts or related options is not considered the purchase of a security on margin.

3. Invest in the securities issued by other investment companies as part of a merger, reorganization or other acquisition, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

4. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

5. Invest in securities of any company if any officer or trustee/director of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

6. Invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.

7. Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

8. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets, taken at current value, would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to resale, a liquid market exists. Also excluded from this limitation on restricted securities are securities purchased by the Portfolio of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
     (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

NON-FUNDAMENTAL INVESTMENT POLICIES

     The Board has also adopted the following non-fundamental investment policies for each of the following Portfolios, which may be changed upon 60 days' prior notice to shareholders:

     ALLIANCEBERNSTEIN MID CAP GROWTH

     Under normal circumstances, the Portfolio will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes.

     CAPITAL GUARDIAN SMALL/MID CAP

     The Portfolio invests at least 80% of its assets in equity securities of small/mid capitalization ("small/mid-cap") companies.

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     CAPITAL GUARDIAN U.S. EQUITIES

     Prior to July 1, 2005, the Sub-Adviser seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment. Effective July 5, 2005, the Sub-Adviser seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of issuers located in the United States.

     EAGLE ASSET CAPITAL APPRECIATION

     The Portfolio normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price.

     EVERGREEN HEALTH SCIENCES

     The Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to normally invest at least 80% of its assets in the equity securities of healthcare companies which develop, produce or distribute products or services related to the healthcare or medical industries. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

     FMR(SM) DIVERSIFIED MID CAP

     The Sub-Adviser normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations.

     FMR(SM) SMALL CAP EQUITY PORTFOLIO

     The Sub-Adviser normally invest at least 80% of the Portfolio's assets in common stocks of companies with small market capitalizations

     GLOBAL RESOURCES

     The Portfolio normally invests at least 80% of its assets in the equities of producers of commodities.

     GOLDMAN SACHS TOLLKEEPER(SM)

     The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of investment) in equity investments in "Tollkeeper" companies, which are high-quality technology media, or service companies that adopt or use technology to improve cost structure, revenue opportunities and/or competitive advantage.

     INTERNATIONAL

     Under normal conditions, the Portfolio invests at least 80% of its net assets and borrowings for investment purposes in equity securities of issuers located in countries outside of the United States.

     JANUS CONTRARIAN

     The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their potential for long-term growth of capital.


     JPMORGAN EMERGING MARKETS EQUITY

     The Portfolio normally invests at least 80% of the value of its net assets in securities of emerging markets.

     JPMORGAN SMALL CAP EQUITY

     Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies.

     JULIUS BAER FOREIGN

     The Portfolio normally invests at least 80% of its assets in equity securities tied economically to countries outside the United States.

     LIMITED MATURITY BOND

     The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities.

     MERCURY LARGE CAP GROWTH

     The Portfolio invests at least 80% of its assets in equity securities of large capitalization companies.

     MFS MID CAP GROWTH

     The Portfolio normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of companies with medium market capitalizations (or "mid-cap companies") which the Sub-Adviser believes have above-average growth potential.

     MFS UTILITIES

     The Portfolio invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign (including emerging markets) companies in the utilities industry.

     PIMCO CORE BOND

     The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities.

     PIMCO HIGH YIELD

     The Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least CCC/Caa by Moody's, Standard & Poor's Rating Service, or Fitch, or if unrated, determined by its Sub-Adviser to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities, determined at the time of investment. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

     PIONEER MID CAPVALUE

     The Portfolio normally invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index.


     STOCK INDEX

     The Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in equity securities of companies included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") or equity securities of companies that are representative of the S&P 500 Index (including derivatives). If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

     T. ROWE PRICE EQUITY INCOME

     The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

     VAN KAMPEN EQUITY GROWTH

     Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities (plus any borrowings for investment purposes).

     VAN KAMPEN REAL ESTATE

     The Portfolio invests at least 80% of its assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

     WELLS FARGO MID CAP DISCIPLINED

     The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of mid-capitalization companies.

     WELLS FARGO SMALL CAP DISCIPLINED

     The Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of companies with small market capitalizations. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

                            MANANGEMENT OF THE TRUST

     The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees ("Board") according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Amended and Restated Agreement and Declaration of Trust. The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Trust's activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance. As of January 1, 2006, the Trustees are John V. Boyer,
J. Michael Earley, R. Barbara Gitenstein, Patrick W. Kenny, Walter H. May, Thomas J. McInerney, Jock Patton, David W.C. Putnam, John G. Turner, Roger B. Vincent, and Richard A. Wedemeyer. The Executive Officers of the Trust are James
M. Hennessy, Stanley D. Vyner, Michael J. Roland, Joseph M. O'Donnell, Mary Bea Wilkinson, Robert S. Naka, Mary Gaston, Huey P. Falgout, Jr. Theresa K. Kelety, Kimberly A. Anderson, Lauren D. Bensinger, Robyn L. Ichilov, Todd Modic, Robin
R. Nesbitt, Susan P. Kinens, Kimberly K. Palmer, and Maria M. Anderson.

    Set forth in the table below is information about each Trustee of the Trust.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                               ING FUND
                                                TERM OF OFFICE                                 COMPLEX
                               POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S)-    OVERSEEN BY     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           WITH THE TRUST  TIME SERVED (1)   DURING THE PAST 5 YEARS    TRUSTEE (2)(3)      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

JOHN V. BOYER (4)              Trustee          January 2005 -- Executive Director, The Mark       [--]     None
7337 East Doubletree Ranch Rd.                  Present         Twain House & Museum (5)
Scottsdale, Arizona 85258                                       (September 1989 - Present)
Age: 52

J. MICHAEL EARLEY              Trustee          January 1997 -- President and Chief                [--]     None
7337 East Doubletree Ranch Rd.                  Present         Executive Officer, Bankers
Scottsdale, Arizona 85258                                       Trust Company, N.A. ( June
Age: 60                                                         1992 - Present).

R. BARBARA GITENSTEIN          Trustee          January 1997 -- President, College of New          [--]     None
7337 East Doubletree Ranch Rd.                  Present         Jersey (January 1999 -
Scottsdale, Arizona 85258                                       Present).
Age: 58

PATRICK W. KENNY (4)           Trustee          January 2005 -- President and Chief                [--]     Assured Guaranty Ltd.
7337 East Doubletree Ranch Rd.                  Present         Executive Officer,                          (November 2003 -
Scottsdale, Arizona 85258                                       International Insurance                     Present).
Age: 63                                                         Society (June 2001 -
                                                                Present); and Executive Vice
                                                                President, Frontier
                                                                Insurance Group, Inc.
                                                                (September 1998 - March
                                                                2001).

WALTER H. MAY                  Trustee          February 2002   Retired.                           [--]     BestPrep (September
7337 East Doubletree Ranch Rd.                  -- Present                                                  1991 - Present).
Scottsdale, Arizona 85258
Age: 69

JOCK PATTON                    Chairman and     February 2002   Private Investor (June 1997        [--]     JDA Software Group,
7337 East Doubletree Ranch Rd. Trustee          -- Present      - Present). Formerly,                       Inc. (January 1999 -
Scottsdale, Arizona 85258                                       Director and Chief Executive                Present); Swift
Age: 60                                                         Officer, Rainbow Multimedia                 Transportation Co.
                                                                Group, Inc. (January 1999 -                 (March 2004 -
                                                                December 2001).                             Present).

DAVID W.C. PUTNAM              Trustee          February 2002   President and Director, F.L.       [--]     Progressive Capital
7337 East Doubletree Ranch Rd.                  -- Present      Putnam Securities Company,                  Accumulation Trust
Scottsdale, Arizona 85258                                       Inc. (June 1978 - Present).                 (August 1998 -
Age: 66                                                                                                     Present); Principal
                                                                                                            Equity Market Trust
                                                                                                            (November 1996 -
                                                                                                            Present); Mercy
                                                                                                            Endowment Foundation
                                                                                                            (September 1995 -
                                                                                                            Present); Asian American
                                                                                                            Bank and Trust Company
                                                                                                            (June 1992 - Present);
                                                                                                            and Notre Dame Health
                                                                                                            Care Center (July 1991 -
                                                                                                            Present).

ROGER B. VINCENT (6)           Trustee          January 1994 -- President, Springwell              [--]     AmeriGas Propane, Inc.
7337 East Doubletree Ranch Rd.                  Present         Corporation (March 1989 -                   (January 1998 -
Scottsdale, Arizona 85258                                       Present).                                   Present).
Age: 60

RICHARD A. WEDEMEYER           Trustee          February 2002   Retired. Formerly, Vice            [--]     Touchstone Consulting
7337 East Doubletree Ranch Rd.                  -- Present      President - Finance and                     Group (June 1997 -
                                                                Administration, The Channel                 Present); and Jim
                                                                Corporation (June 1996 -                    Henson Legacy (April

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                               ING FUND
                                                TERM OF OFFICE                                 COMPLEX
                               POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S)-    OVERSEEN BY     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           WITH THE TRUST  TIME SERVED (1)   DURING THE PAST 5 YEARS    TRUSTEE (2)(3)      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Scottsdale, Arizona 85258                                       - April 2002). Formerly,                    1994 - Present).
Age: 69                                                         Trustee, First Choice Funds
                                                                (February 1997 - 2001).

TRUSTEES WHO ARE "INTERESTED
  PERSONS"

THOMAS J. MCINERNEY (7) (8)    Trustee          February 2002 - Chief Executive Officer, ING      [--]      Equitable Life
7337 East Doubletree Ranch Rd.                  Present         U.S. Financial Services                     Insurance Co., Golden
Scottsdale, Arizona 85258                                       (January 2005 - Present);                   American Life Insurance
Age: 48                                                         General Manager and Chief                   Co., Life Insurance
                                                                Executive Officer, US                       Company of Georgia,
                                                                Financial Services (December                Midwestern United Life
                                                                2003 - December 2004); Chief                Insurance Co.,
                                                                Executive Officer, ING US                   ReliaStar Life
                                                                Financial Services                          Insurance Co., Security
                                                                (September 2001 - December                  Life of Denver,
                                                                2003); and General Manager                  Security Connecticut
                                                                and Chief Executive Officer,                Life Insurance Co.,
                                                                US Worksite Financial                       Southland Life
                                                                Services (December 2000 -                   Insurance Co., USG
                                                                September 2001).                            Annuity and Life
                                                                                                            Company, and United
                                                                                                            Life and Annuity
                                                                                                            Insurance Co. Inc;
                                                                                                            Ameribest Life
                                                                                                            Insurance Co.; First
                                                                                                            Columbine Life
                                                                                                            Insurance Co.; and
                                                                                                            Metro Atlanta Chamber
                                                                                                            of Commerce (January
                                                                                                            2003 - Present).

JOHN G. TURNER (7)             Trustee          February 2002 - Retired. Formerly, Vice           [--]      Hormel Foods
7337 East Doubletree Ranch Rd.                  Present         Chairman of ING Americas                    Corporation (March 2000
Scottsdale, Arizona 85258                                       (September 2000 - January                   - Present); ShopKo
Age: 65                                                         2002); Chairman and Chief                   Stores, Inc. (August
                                                                Executive Officer of                        1999 - Present); and
                                                                ReliaStar Financial Corp.                   Conseco, Inc..
                                                                and ReliaStar Life Insurance                (September 2003 -
                                                                Company (July 1993 -                        Present).
                                                                September 2000); Director of
                                                                ReliaStar Life Insurance
                                                                Company of New York (April
                                                                1975 - December 2001);
                                                                Director of Northern Life
                                                                Insurance Company (March
                                                                1985 - April 2000); Chairman
                                                                and Trustee of the Northstar
                                                                affiliated investment
                                                                companies (May 1993 -
                                                                December 2001).

     (1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

     (2) As of December 31, 2005.

     (3) For purposes of this table, "ING Funds Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend & Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Natural Resources Trust and ING Partners Inc.

     (4) Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

     (5) Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002. Mr. Vincent no longer has beneficial ownership of those shares. The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract, owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

     (6) Messrs. McInerney and Turner are deemed to be "interested persons" of the Trust as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Adviser, DSI.

     (7) Mr. McInerney is also a director of the following investment companies:
     ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Fund; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc. Therefore, for purposes of this table with reference to Mr. McInerney, "ING Fund Complex" includes these investment companies.

     Information about the Trust's officers is set forth in the table below:

                                                                  TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST  LENGTH OF TIME SERVED (1)  DURING THE LAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY               President and Chief Executive  March 2003 - Present       President and Chief Executive Officer,
7337 East Doubletree Ranch Rd.  Officer                                                   ING Investments, LLC(2) (December 2000 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Senior Executive
Age: 57                                                                                   Vice President and Chief Operating
                                                                                          Officer, ING Investments, LLC(2) (April
                                                                                          1995 - December 2000); and Executive
                                                                                          Vice President, ING Investments, LLC(2)
                                                                                          (May 1998 - June 2000).

STANLEY D. VYNER                Executive Vice President       February 2003 - Present    Executive Vice President, ING
7337 East Doubletree Ranch Rd.                                                            Investments, LLC(2) (July 2000 -
Scottsdale, Arizona 85258                                                                 Present) and Chief Investment Risk
Age: 55                                                                                   Officer (January 2003 - Present).
                                                                                          Formerly, Chief Investment Officer of
                                                                                          the International Portfolios, ING
                                                                                          Investments, LLC(2) (August 2000 -
                                                                                          January 2003); and Chief Executive
                                                                                          Officer, ING Investments, LLC(2) (August
                                                                                          1996 - August 2000).

MICHAEL J. ROLAND               Executive Vice President       March 2003 - Present       Executive Vice President (December 2001
7337 East Doubletree Ranch Rd.                                                            - Present) and Chief Compliance Officer,
Scottsdale, Arizona 85258                                                                 (October 2004 - Present), ING
Age: 47                                                                                   Investments, LLC(2). Formerly, Chief
                                                                                          Financial Officer and Treasurer, ING
                                                                                          Investments, LLC(2), (December 2001 -
                                                                                          March 2005); and Senior Vice President,
                                                                                          ING Investments, LLC(2) (June 1998 -
                                                                                          December 2001).

JOSEPH M. O'DONNELL             Chief Compliance Officer       November 2004 - Present    Chief Compliance Officer of the ING
7337 East Doubletree Ranch Rd.                                                            Funds (November 2004 - Present).
Scottsdale, AZ 85258                                                                      Formerly, Vice President, Chief Legal
Age: 51                                                                                   Counsel, Chief Compliance Officer and
                                                                                          Secretary of Atlas Securities, Inc.,
                                                                                          Atlas Advisers, Inc. and Atlas Funds
                                                                                          (October 2001 - October 2004); and Chief
                                                                                          Operating Officer and General Counsel of
                                                                                          Matthews International Capital
                                                                                          Management LLC and Vice President and
                                                                                          Secretary of Matthews International
                                                                                          Funds (August 1999 - May 2001).

TODD MODIC                      Senior Vice President,         March 2005- Present        Senior Vice President, ING Funds
7337 East Doubletree Ranch Rd.  Chief/Principal Financial                                 Services (3) (April 2005 - Present).
Scottsdale, Arizona 85258       Officer & Assistant Secretary                             Formerly, Vice President, ING Fund
Age: 38                                                                                   Services, LLC(4) (September 2002 - March
                                                                                          2005). Director of Financial Reporting,
                                                                                          ING Investments, LLC(2) (March 2001 -
                                                                                          September 2002); and Director of
                                                                                          Financial Reporting, Axient
                                                                                          Communications, Inc. (May 2000 - January
                                                                                          2001).

ROBERT S. NAKA                  Senior Vice President          January 2003 - Present     Senior Vice President and Assistant
7337 East Doubletree Ranch Rd.                                                            Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                                 (October 2001 - Present). Formerly,
Age: 42                                                                                   Senior Vice President, ING Funds
                                                                                          Services, LLC(3) (August 1999 - October
                                                                                          2001).

KIMBERLY A. ANDERSON            Senior Vice President          November 2003 - Present    Senior Vice President, ING Investments,
7337 East Doubletree Ranch Rd.                                                            LLC(2) (October 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                                 Vice President and Assistant Secretary,
                                                                                          ING Investments, LLC(2) (October 2001 -
                                                                                          October 2003); and Assistant

                                                                  TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST  LENGTH OF TIME SERVED (1)  DURING THE LAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Age: 41                                                                                   Vice President, ING Funds Services, LLC(3)
                                                                                          (November 1999 - January 2001).

MARY BEA WILKINSON              Vice President                 March 2003 - Present       Head of Strategic Relationships, ING
7337 East Doubletree Ranch Rd.                                                            U.S. Financial Services (2003 -
Scottsdale, Arizona 85258                                                                 Present); Formerly, Senior Vice
Age: 49                                                                                   President, ING Outside Funds Group (2000
                                                                                          - 2002); and Senior Vice President and
                                                                                          Chief Financial Officer, First Golden
                                                                                          American Life Insurance Company of New
                                                                                          York (1997 - 2000).

ROBYN L. ICHILOV                Vice President and Treasurer   March 2003 - Present       Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                            LLC(3) (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                                 Investments, LLC(2) (August 1997 -
Age: 38                                                                                   Present).

LAUREN D. BENSINGER             Vice President                 February 2003 - Present    Vice President and Chief Compliance
7337 East Doubletree Ranch Rd.                                                            Officer, ING Funds Distributor, LLC(4)
Scottsdale, Arizona 85258                                                                 (July 1995 - Present); and Vice
Age: 52                                                                                   President, ING Investments, LLC(2)
                                                                                          (February 1996 - Present). Formerly,
                                                                                          Chief Compliance Officer, ING
                                                                                          Investments, LLC(2) (October 2001 -
                                                                                          October 2004).

MARIA M. ANDERSON               Vice President                 September 2004 - Present   Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Rd.                                                            (September 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                                 Assistant Vice President, ING Funds
Age: 47                                                                                   Services, LLC(3) (October 2001 -
                                                                                          September 2004); and Manager of Fund
                                                                                          Accounting and Fund Compliance, ING
                                                                                          Investments, LLC(2) (September 1999 -
                                                                                          October 2001).

MARY A. GASTON                  Vice President                 March 2005 - Present       Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                            LLC(3) (April 2005 - Present). Formerly,
Scottsdale, Arizona 85258                                                                 Assistant Vice President, Financial
Age: 40                                                                                   Reporting, ING Investments, LLC(2)
                                                                                          (April 2004 - April 2005); Manager,
                                                                                          Financial Reporting, ING Investments,
                                                                                          LLC(2) (August 2002 - April 2004);
                                                                                          Controller, Z Seven Fund, Inc. and
                                                                                          Ziskin Asset Management, Inc. (January
                                                                                          2000 - March 2002).

HUEY P. FALGOUT, JR.            Secretary                      August 2003 - Present      Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                            Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Counsel, ING Americas, U.S.
Age: 42                                                                                   Legal Services (November 2002 -
                                                                                          September 2003); and Associate General
                                                                                          Counsel of AIG American General (January
                                                                                          1999 - November 2002).

SUSAN P. KINENS                 Assistant Vice President       January 2003 - Present     Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC(3) (December 2002 -
Scottsdale, Arizona 85258                                                                 Present); and has held various other
Age: 29                                                                                   positions with ING Funds Services,
                                                                                          LLC(3) for more than the last five
                                                                                          years.

KIMBERLY K. PALMER              Assistant Vice President       September 2004 - Present   Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC(3) (August 2004 -
Scottsdale, AZ 85258                                                                      Present). Formerly, Manager,
Age: 48                                                                                   Registration Statements, ING Funds
                                                                                          Services, LLC(3) (May 2003 - August
                                                                                          2004); Associate Partner, AMVESCAP PLC
                                                                                          (October 2000 - May 2003); and Director
                                                                                          of Federal Filings and Blue Sky Filings,
                                                                                          INVESCO Funds Group, Inc. (March

                                                                  TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           POSITIONS HELD WITH THE TRUST  LENGTH OF TIME SERVED (1)  DURING THE LAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1994 - May 2003).

THERESA K. KELETY               Assistant Secretary            August 2003 - Present      Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                            Services (April 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Senior Associate with Shearman
Age: 43                                                                                   & Sterling (February 2000 - April 2003).

ROBIN R. NESBITT                Assistant Secretary            September 2004 - Present   Supervisor, Board Operations, ING Funds
7337 East Doubletree Ranch Rd.                                                            Services, LLC (3) (August 2003 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Senior Legal
Age: 31                                                                                   Analyst, ING Funds Services, LLC (3)
                                                                                          (August 2002 - August 2003); Associate,
                                                                                          PricewaterhouseCoopers (January 2001 -
                                                                                          August 2001); and Paralegal, McManis,
                                                                                          Faulkner & Morgan (May 2000 - December
                                                                                          2000).

     (1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

     (2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

     (3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

     (4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

SHARE OWNERSHIP POLICY

     In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own beneficially, shares of one or more funds managed by ING entities at all times ("Policy"). For this purpose, beneficial ownership of Portfolio shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Portfolio.

     Under this Policy, the initial value of investments in mutual funds of the ING Funds Complex that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Portfolio's investments will not cause a Trustee to have to make any additional investments under this Policy.

 TRUSTEES' PORTFOLIO EQUITY OWNERSHIP POSITIONS

     For only the Portfolios listed, set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2005:

                                                                                                                    AGGREGATE DOLLAR
                                                                                                                     RANGE OF EQUITY
                                                                                                                      SECURITIES IN
                                                                                                                     ALL REGISTERED
                              DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO AS OF DECEMBER 31, 2005              INVESTMENT
                      ---------------------------------------------------------------------------------------------    COMPANIES
                         ING                                               ING T.    ING T.   ING VAN                  OVERSEEN BY
                       CAPITAL  ING JANUS     ING      ING     ING MFS  ROWE PRICE ROWE PRICE  KAMPEN                  TRUSTEE IN
                      GUARDIAN   SPECIAL    LIQUID   MARSICO   MID CAP    CAPITAL    EQUITY   GROWTH &   ING VAN       FAMILY OF
                      SMALL CAP  EQUITY     ASSETS   GROWTH    GROWTH     APPREC.    INCOME    INCOME   KAMPEN REAL    INVESTMENT
NAME OF TRUSTEE       PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO  PORTFOLIO PORTFOLIO   ESTATE       COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
John V. Boyer
J. Michael Earley
R. Barbara Gitenstein
Patrick W. Kenny
Walter H. May
Jock Patton
David W.C. Putnam
Roger B. Vincent
Richard A. Wedemeyer
                                                      TRUSTEES WHO ARE "INTERESTED PERSONS"
Thomas J. McInerney
John G. Turner

BOARD

The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who oversee the Portfolios' activities, review contractual arrangements with companies that provide services to each of the Portfolios, and review each Portfolio's performance.

FREQUENCY OF BOARD MEETINGS

The Board currently conducts regular meetings seven (7) times a year. The Audit and Valuation, Proxy and Brokerage Committees also meet regularly four (4) times per year, the Investment Review Committee meets six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed. In addition, the Board or the committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each committee listed below operates pursuant to a Charter approved by the Board.

BOARD COMMITTEES


     EXECUTIVE COMMITTEE. An Executive Committee of the Board was formed in order to act on behalf of the full Board between regularly scheduled Board meetings when necessary. The Executive Committee currently consists of two (2) Independent Trustees and two (2) Trustees who are "interested persons," as defined in the 1940 Act. The following Trustees serve as members of the Executive Committee: Messrs, Turner, May, McInerney and Patton. Mr. Patton serves as Chairperson of the Committee. The Executive Committee held [--] meetings during the fiscal year ended December 31, 2005.

     AUDIT COMMITTEE. The Board has established an Audit Committee, whose functions include, among others, to meet with the independent registered public accounting firm of the Trust to review the scope of the Trust's audit, its financial statements and interim accounting controls, and to and to meet with management concerning these matters, among other things. The Audit Committee currently consists of five (5) Independent Trustees. The following Trustees serve as members of the Audit Committee: Messrs, Kenny, Putnam, Earley, and Vincent. Mr. Earley serves as Chairperson of the Committee. . The Audit Committee held [--] meetings during the fiscal year ended December 31, 2005.

     VALUATION, PROXY AND BROKERAGE COMMITTEE. The Board has a Valuation, Proxy and Brokerage Committee whose functions include, among others, reviewing the determination of the value of securities held by the Portfolios for which market value quotations are not readily available, overseeing management's administration of proxy voting and overseeing the effectiveness of the Adviser's usage of the Trust's brokerage and Adviser's compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee currently consists of six (6) Independent Trustees. The following Trustees serve as members of the Valuation, Proxy and Brokerage Committee: Messrs, Patton, May, Boyer, Wedemeyer, and Dr. Gitenstein. Mr. May serves as Chairperson of the Committee. The Valuation, Proxy and Brokerage Committee held [--] meetings during the fiscal year ended December 31, 2005.

     NOMINATING AND GOVERNANCE COMMITTEE. The Board has established a Nominating and Governance Committee for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary: (3) monitoring regulatory developments and recommending modifications to the committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self-evaluation process.

     In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for trustee should be submitted in writing to the Portfolios' Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations.

     The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, in connection with a shareholder services meeting to elect directors, any such submission must be delivered to the Portfolios' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

     The Nominating and Governance Committee consists of five (5) Independent Trustees. The following Trustees serve as members of the Nominating and Governance Committee: Messrs, May, Wedemeyer, Kenny and Dr. Gitenstein.
Dr. Gitenstein serves as Chairperson of the Committee. The Nominating and Governance Committee held [--] meetings during the fiscal year ended
December 31, 2005 The.

     INVESTMENT REVIEW COMMITTEE. The Board established an Investment Review Committees to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Investment Review Committee for the domestic equity funds currently consists of four (4) Independent Trustees and one (1) Trustee who is an "interested person" as defined in the 1940 Act: Messrs, Earley,. Putnam, Kenny, Turner, and Vincent. Mr. Vincent serves as the Chairperson of the domestic equity funds' Investment Review Committee for the domestic equity funds. The Investment Review Committee for the domestic equity funds held ___ meetings during the fiscal year ended December 31, 2005. The Investment Review Committee for the international equity and fixed income funds currently consists of seven (7) Independent Trustees and one (1) Trustee who is an "interested person" as defined in the 1940 Act. The following Trustees serve as members of the Investment Review
Committee: Messrs, Boyer, May, McInerney, Patton, Wedemeyer and Dr. Gitenstein. Mr. Wedemeyer serves as Chairmperson of the international and fixed-income funds' Investment Review Committee. The Investment Review Committee (international and fixed income funds) held [--] meetings during the fiscal year ended December 31, 2005.

     COMPLIANCE COMMITTEE. The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding role, performance, and oversight of the CCO. The Compliance Committee currently consists of four (4) Independent Trustees. The following Trustees serve as members of the Compliance Committee: Messrs, Boyer, Earley, and Patton. Mr. Boyer serves as the Chairperson of the Committee. The Compliance Committee held [--] meeting during the fiscal year ended December 31, 2005.

     CONTRACTS COMMITTEE. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory, and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Portfolios. The responsibilities of the Contracts Committee, include, among other things: (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee currently consists of six (6) Independent Trustees. The following Trustees serve as members of the Contracts Committee: Messrs, Boyer, May, Patton, Vincent, and Wedemeyer. Mr. Vincent serves as the Chairperson of the Committee. The Contracts Committee held [--] meetings during the fiscal year ended December 31, 2005.

COMPENSATION OF TRUSTEES

     Each Portfolio pays each Trustee who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, May, Boyer, Wedemeyer, and Dr. Gitenstein, as Chairpersons of committees of the Board, each receives an additional annual retainer of $30,000, $20,000, $10,000, $10,000, $20,000, and $10,000(1), respectively) (additionally, as Chairperson of the Investment Review and Contracts Committees, Mr. Vincent receives an additional retainer of $20,000 and $15,000, respectively); (ii) $7,000 for each in-person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The PRO RATA share paid by each Portfolio is based on each Portfolio's average net assets as a percentage of the average net assets of all the portfolios/funds managed by the

----------
(1) The Chairperson for the Nominating and Governance Committee is paid on a quarterly basis and only if the Nominating and Governance Committee has been active. The compensation per quarter to the Chairperson is $2,500 which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $10,000.

Adviser or its affiliates, ING Investments, LLC and ING Life Insurance and Annuity Company, for which the Trustees serve in common as Trustees.

     The following table sets forth information provided by DSI, the Portfolio's adviser, regarding compensation of Trustees by each Portfolio (except
Equities Plus, FMR(SM) Small Cap Equity, Franklin Income, Global Real
Estate, Quantitative Small Cap Value, VP Index Plus International Equity, and Wells Fargo Small Cap Disciplined Portfolios) and other funds managed by DSI and its affiliates for the fiscal year ended December 31, 2005. For Equities Plus, FMR(SM) Small Cap Equity, Franklin Income, Global Real Estate, Quantitative Small Cap Value, VP Index Plus International Equity, and Wells Fargo Small Cap Disciplined Portfolios the following table sets forth information provided by DSI regarding estimated future compensation of Trustees by the Portfolio and other portfolios managed by DSI and its affiliates for the fiscal year ended December 31, 2006. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from a Portfolio or any other funds managed by DSI or its affiliates.

COMPENSATION TABLE

The following table describes the compensation received by the Trustees for the calendar year ended December 31, 2005.

                                                     CAPITAL
                                                     GUARDIAN   CAPITAL    EAGLE
                                  ALLIANCEBERNSTEIN    U.S.    SMALL/MID   ASSET             EVERGREEN               FMR(SM)
                                       MID CAP       EQUITIES  SMALL/MID  CAPITAL  EQUITIES    HEALTH   EVERGREEN  DIVERSIFIED
                                      GROWTH           (1)      CAP (1)     APP.     PLUS     SCIENCES    OMEGA      MID CAP
------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER TRUSTEE (2)              $                $         $         $        $          $          $           $

THOMAS J. MCINERNEY TRUSTEE(2)          $                $         $         $        $          $          $           $

JOHN V. BOYER, TRUSTEE (3)              $                $         $         $        $          $          $           $

J. MICHAEL EARLEY TRUSTEE               $                $         $         $        $          $          $           $

PATRICK W. KENNY TRUSTEE (3)            $                $         $         $        $          $          $           $

R. BARBARA GITENSTEIN, TRUSTEE          $                $         $         $        $          $          $           $

ROGER B. VINCENT, TRUSTEE (3)           $                $         $         $        $          $          $           $

WALTER H. MAY TRUSTEE                   $                $         $         $        $          $          $           $

RICHARD A. WEDEMEYER, TRUSTEE           $                $         $         $        $          $          $           $

JOCK PATTON, TRUSTEE                    $                $         $         $        $          $          $           $

DAVID W.C. PUTNAM TRUSTEE               $                $         $         $        $          $          $           $

                                    FMR(SM)      FMR(SM)                          GLOBAL     GOLDMAN
                                   EARNINGS    SMALL CAP  FRANKLIN    GLOBAL     RESOURCES     SACHS
                                  GROWTH (4)     EQUITY    INCOME   REAL ESTATE      $       TOLLKEEPER   INT'L
--------------------------------------------------------------------------------------------------------------
JOHN G. TURNER TRUSTEE (2)             $           $        $            $          $          $          $

THOMAS J. MCINERNEY TRUSTEE (2)        $           $        $            $          $          $          $

JOHN V. BOYER, TRUSTEE                 $           $        $            $          $          $          $

J. MICHAEL EARLEY TRUSTEE              $           $        $            $          $          $          $

PATRICK W. KENNY TRUSTEE               $           $        $            $          $          $          $

R. BARBARA GITENSTEIN TRUSTEE          $           $        $            $          $          $          $

ROGER B. VINCENT TRUSTEE(5)            $           $        $            $          $          $          $

WALTER H. MAY TRUSTEE                  $           $        $            $          $          $          $

RICHARD A. WEDEMEYER TRUSTEE           $           $        $            $          $          $          $

JOCK PATTON TRUSTEE                    $           $        $            $          $          $          $

DAVID W.C. PUTNAM TRUSTEE              $           $        $            $          $          $          $

                                               JPMORGAN
                                                 EMERG.    JPMORGAN
                                    JANUS       MARKETS     SMALL CAP     JPMORGAN      JULIUS BAER   LEGG MASON
                                  CONTRARIAN    EQUITY       EQUITY     VALUE OPP.(4)     FOREIGN       VALUE
----------------------------------------------------------------------------------------------------------------
JOHN G. TURNER TRUSTEE (2)             $           $            $           $               $             $

THOMAS J. MCINERNEY TRUSTEE (2)        $           $            $           $               $             $

JOHN V. BOYER, TRUSTEE                 $           $            $           $               $             $

J. MICHAEL EARLEY TRUSTEE              $           $            $           $               $             $

PATRICK W. KENNY TRUSTEE               $           $            $           $               $             $

R. BARBARA GITENSTEIN TRUSTEE          $           $            $           $               $             $

ROGER B. VINCENT TRUSTEE(5)            $           $            $           $               $             $

WALTER H. MAY TRUSTEE                  $           $            $           $               $             $

RICHARD A. WEDEMEYER TRUSTEE           $           $            $           $               $             $

JOCK PATTON TRUSTEE                    $           $            $           $               $             $

DAVID W.C. PUTNAM TRUSTEE              $           $            $           $               $             $

                                                                AGGREGATE COMPENSATION FROM:
                        ------------------------------------------------------------------------------------------------------------
NAME OF                  LIMITED                                                       MERCURY                    MFS
PERSON,                 MATURITY   LIQUID     LORD ABBETT   MARSICO       MARSICO     LARGE CAP  MERCURY LARGE  MID CAP      MFS
POSITION                  BOND     ASSETS   AFFILIATED (1)   GROWTH   INT'L OPP. (4)   GROWTH     CAP VALUE     GROWTH   TOTAL RETUN
------------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER
TRUSTEE (2)                $         $             $           $             $            $           $            $          $

THOMAS J. MCINERNEY
TRUSTEE (2)                $         $             $           $             $            $           $            $          $

JOHN V. BOYER,
TRUSTEE                    $         $             $           $             $            $           $            $          $

J. MICHAEL EARLEY
TRUSTEE                    $         $             $           $             $            $           $            $          $

PATRICK W. KENNY,
TRUSTEE                    $         $             $           $             $            $           $            $          $

R. BARBARA GITENSTEIN
TRUSTEE                    $         $             $           $             $            $           $            $          $

ROGER B. VINCENT
TRUSTEE(5)                 $         $             $           $             $            $           $            $          $

WALTER H. MAY
TRUSTEE                    $         $             $           $             $            $           $            $          $

RICHARD A. WEDEMEYER
TRUSTEE                    $         $             $           $             $            $           $            $          $

JOCK PATTON
TRUSTEE                    $         $             $           $             $            $           $            $          $

DAVID W.C. PUTNAM
TRUSTEE                    $         $             $           $             $            $           $            $          $

                                                             AGGREGATE COMPENSATION FROM:
                      --------------------------------------------------------------------------------------------------------------
                                                                                                                            T. ROWE
                                                  PIMCO                                                                      PRICE
      NAME OF              MFS         OPPEN.     CORE     PIMCO     PIONEER  PIONEER MID CAP SALOMON BROTHERS               CAPITAL
PERSON, POSITION      UTILITIES (4)  MAIN STREET  BOND   HIGH YIELD  FUND (4)    VALUE (4)       ALL CAP        STOCK INDEX  APPREC.
------------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER
TRUSTEE (2)                 $             $         $        $          $            $              $              $           $

THOMAS J. MCINERNEY
TRUSTEE (2)                 $             $         $        $          $            $              $              $           $

JOHN V. BOYER,
TRUSTEE                     $             $         $        $          $            $              $              $           $

J. MICHAEL EARLEY
TRUSTEE                     $             $         $        $          $            $              $              $           $

PATRICK W. KENNY,
TRUSTEE                     $             $         $        $          $            $              $              $           $

R. BARBARA GITENSTEIN
TRUSTEE                     $             $         $        $          $            $              $              $           $

ROGER B. VINCENT
TRUSTEE(5)                  $             $         $        $          $            $              $              $           $

WALTER H. MAY
TRUSTEE                     $             $         $        $          $            $              $              $           $

RICHARD A. WEDEMEYER
TRUSTEE                     $             $         $        $          $            $              $              $           $

JOCK PATTON
TRUSTEE                     $             $         $        $          $            $              $              $           $

DAVID W.C. PUTNAM
TRUSTEE                     $             $         $        $          $            $              $              $           $

                                                                AGGREGATE COMPENSATION FROM:
                        --------------------------------------------------------------------------------------------------------
                                                                                           VAN
        NAME              T. ROWE                                  VAN         VAN        KAMPEN      VAN          VP INDES
         OF               PRICE        TEMPLETON      UBS         KAMPEN      KAMPEN      GROWTH     KAMPEN          PLUS
       PERSON,            EQUITY        GLOBAL        U.S.        EQUITY      GLOBAL        AND       REAL      INTERNATIONAL
      POSITION            INCOME        GROWTH     ALLOCATION     GROWTH     FRANCHISE    INCOME     ESTATE         EQUITY
--------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER
TRUSTEE (2)                 $            $          $            $          $             $         $             $

THOMAS J. MCINERNEY
TRUSTEE (2)                 $            $          $            $          $             $         $             $

JOHN V. BOYER,
TRUSTEE                     $            $          $            $          $             $         $             $

J. MICHAEL EARLEY
TRUSTEE                     $            $          $            $          $             $         $             $

R. BARBARA GITENSTEIN
TRUSTEE                     $            $          $            $          $             $         $             $

PATRICK W. KENNY,
TRUSTEE                     $            $          $            $          $             $         $             $

ROGER B. VINCENT
TRUSTEE(5)                  $            $          $            $          $             $         $             $

WALTER H. MAY
TRUSTEE                     $            $          $            $          $             $         $             $

RICHARD A. WEDEMEYER
TRUSTEE                     $            $          $            $          $             $         $             $

JOCK PATTON
TRUSTEE                     $            $          $            $          $             $         $             $

DAVID W.C. PUTNAM
TRUSTEE                     $            $          $            $          $             $         $             $

                                       AGGREGATE COMPENSATION FROM:
                                       ----------------------------
                                                         PENSION OR                        TOTAL
                                                         RETIREMENT      ESTIMATED      COMPENSATION
                                                         BENEFITS        ANNUAL            FROM
        NAME                   WELLS         WELLS       ACCRUED        BENEFITS        REGISTRANT
         OF                  FARGO MID       FARGO      AS PART OF        UPON           AND FUND
       PERSON,                  CAP        SNALL CAP       FUND        RETIREMENT      COMPLEX PAID
      POSITION              DISCIPLINED   DISCIPLINED    EXPENSES          (5)       TO TRUSTEES (6)
----------------------------------------------------------------------------------------------------
JOHN G. TURNER
TRUSTEE (2)                      $             $            $               $               $

THOMAS J. MCINERNEY
TRUSTEE (2)                      $             $            $               $               $

JOHN V. BOYER,
TRUSTEE                          $             $            $               $               $

J. MICHAEL EARLEY
TRUSTEE                          $             $            $               $               $

R. BARBARA GITENSTEIN
TRUSTEE                          $             $            $               $               $

PATRICK W. KENNY,
TRUSTEE                          $             $            $               $               $

ROGER B. VINCENT
TRUSTEE(5)                       $             $            $               $               $

WALTER H. MAY
TRUSTEE                          $             $            $               $               $

RICHARD A. WEDEMEYER
TRUSTEE                          $             $            $               $               $

JOCK PATTON
TRUSTEE                          $             $            $               $               $

DAVID W.C. PUTNAM
TRUSTEE                          $             $            $               $               $

(1) As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio. As of August 15, 2005 ING Mercury Focus Value Portfolio is known as ING Mercury Large Cap Value Portfolio. As of August 29, 2005, ING Jennison Equity Opportunities Portfolio is known as ING Wells Fargo Mid Cap Disciplined Portfolio. As of December 1, 2005, ING Salomon Brothers Investors Portfolio is known as ING Lord Abbett Affiliated Portfolio. As of December 5, 2005, ING Capital Guardian Managed Global Growth Portfolio is known as ING Templeton global Growth Portfolio.

(2) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of DSI, the Adviser and distributor to the Trust. Officers and Trustees who are interested persons of ING or the Adviser do not receive any compensation from the Portfolio.

(3) Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act during a portion of 2002, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Portfolios of the Trust, during a portion of 2002. Mr. Vincent no longer has beneficial ownership of those shares. The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract, owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

(4) The Board has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the Trust at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.

(5)  Represents compensation for [--] funds.

(6) Director/Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

     Set forth in the table below is information regarding each Independent Trustee's (and his or her immediate family members) share ownership in securities of the Trust's Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Portfolios (not including registered investment companies) as of December 31, 2005.


                                NAME OF OWNERS AND
                                 RELATIONSHIP TO                                           VALUE OF      PERCENTAGE OF
       NAME OF TRUSTEE               TRUSTEE               COMPANY       TITLE OF CLASS   SECURITIES         CLASS
  --------------------------------------------------------------------------------------------------------------------
  JOHN V. BOYER                        N/A                   N/A              N/A            $  0             N/A

  J. MICHAEL EARLEY                    N/A                   N/A              N/A            $  0             N/A

  R. BARBARA GITENSTEIN                N/A                   N/A              N/A            $  0             N/A

  PATRICK W. KENNY                     N/A                   N/A              N/A            $  0             N/A

  WALTER H. MAY                        N/A                   N/A              N/A            $  0             N/A

  JOCK PATTON                          N/A                   N/A              N/A            $  0             N/A

  DAVID W. C. PUTNAM                   N/A                   N/A              N/A            $  0             N/A

  ROGER B. VINCENT                     N/A                   N/A              N/A            $  0             N/A

  RICHARD A. WEDEMEYER                 N/A                   N/A              N/A            $  0             N/A



CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     As of [--], 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record securities in DSI or ING Groep, N.V. ("ING Groep"), a global financial services holding company based in the Netherlands, or any affiliated companies of DSI or ING. In addition, none of the Independent Trustees or their immediate family members had a direct or indirect material interest in DSI or ING Groep or any affiliated companies of DSI or ING Groep.

     Shares of the Portfolios may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates and to other investment companies. As of [--], 2006, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Portfolio. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any the Portfolios addressed herein, except as set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Portfolio without the consent or approval of shareholders.

                                        PERCENTAGE OF     PERCENTAGE OF
PORTFOLIO AND CLASS                         CLASS           PORTFOLIO           NAME AND ADDRESS


  As of the date of this SAI, Service and Service 2 shares of Stock Index are not offered and Service 2 shares of Limited Maturity Bond Portfolio and of PIMCO High Yield Portfolio are not offered, therefore no Variable Contract Owner owned a Variable Contract that entitled the owner to give voting instructions with regard to 5% or more of the shares of these Portfolios.

                                    ADVISERS

     DSI and ING Investments serve as the advisers to the Portfolios pursuant to three management agreements ("Advisory Agreements") between DSI and the Trust. DSI and ING Investments are registered with the SEC as advisers and serve as advisers to registered investment companies. Regarding ING Investments, on February 26, 2001, its name changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as adviser to all the Funds. Three Sub-Advisers of the Trust, ING Clarion Real Estate Securities, L.P., ING Investment Management Advisors, B.V. and ING Investment Management Co., are affiliates of the Advisers through their common ownership by ING Groep. ING Investments serves as the Adviser for Equities Plus, FMR(SM) Small Cap Equity, Franklin Income, Global Real Estate, Quantitative Small Cap Equity, VP Index Plus International Equity and Wells Fargo Small Cap Disciplined Portfolios. DSI serves as the Adviser for all other Portfolios. In addition, DSI has entered into an Administrative Services Sub-Contract (the "Sub-Contract") with one of its affiliates, ING Funds Services, LLC ("ING Funds Services"), effective January 1, 2003, for all of the Portfolios except Equities Plus, FMR(SM) Earnings Growth, FMR(SM) Small Cap Equity, Franklin Income, Global Real Estate, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Quantitative Small Cap Equity, VP Index Plus International Equity and Wells Fargo Small Cap Disciplined Portfolios. ING Funds Services is located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Under the Sub-Contract, ING Funds Services assumes responsibility for providing non-advisory services required of DSI under the Advisory Agreements to the Trust on DSI's behalf. Under the Sub-Contract, ING Funds Services is compensated by DSI a portion of the unified fee for the services performed by ING Funds Services under the Sub-Contract. The Trust has entered into an Administration Agreement with ING Funds Services directly on behalf of Equities Plus, FMR(SM) Earnings Growth, FMR(SM) Small Cap Equity, Franklin Income, Global Real Estate, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities Portfolios, Quantitative Small Cap Equity, VP Index Plus International Equity and Wells Fargo Small Cap Disciplined Portfolios. Please see the "Administration" section of this SAI for an explanation of ING Funds Services' responsibilities regarding Equities Plus, FMR(SM) Earnings Growth, FMR(SM) Small Cap Equity, Franklin Income, Global Real Estate, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities Portfolios, Quantitative Small Cap Equity, VP Index Plus International Equity and Wells Fargo Small Cap Disciplined Portfolios.

     The Trust currently offers the shares of its operating Portfolios to, among others, separate accounts of ING USA Annuity and Life Insurance Company ("ING USA") to serve as investment options for Variable Contracts issued by ING USA. DSI is the principal underwriter and distributor of the Variable Contracts issued by ING USA. Prior to January 1, 2004, ING USA was known as Golden American Life Insurance Company ("Golden American") and on January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa, United Life Insurance & Annuity Company and USG Annuity & Life Company to form ING USA. Golden American was a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly-owned subsidiary of Equitable of Iowa. The Trust may in the future offer shares of the Portfolios to separate accounts of other affiliated insurance companies.

     Pursuant to the Advisory Agreements, and subject to the direction of the Board, DSI is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Portfolios other than the investment advisory services performed by the Sub-Advisers. These services include, but are not limited to, (i) coordinating for all Portfolios, at DSI's expense, all matters relating to the operation of the Portfolios, including any necessary coordination among the Sub-Advisers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Portfolio's portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust;
(ii) providing the Trust and the Portfolio, at DSI's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by DSI of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by DSI of all federal, state, and local tax returns and reports of the Trust relating to the Portfolios required by applicable law;
(v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolios as required by applicable law in connection with the Portfolios; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolio; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at DSI's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolios contemplated in the Advisory Agreements. Other responsibilities of DSI's are described in the Prospectuses.

     The Trust and DSI have received an exemptive order from the SEC that allows DSI to enter into new investment sub-advisory contracts ("Portfolio Management Agreements") and to make material changes to Sub-Advisory Agreements with the approval of the Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended Sub-Advisory Agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of variable contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change. DSI remains responsible for providing general management services to each of their Portfolios, including overall supervisory responsibility for the general management and investment of each of their Portfolio's assets, and, subject to the review and approval of the Board, will among other things: (i) set each Portfolio's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of a Portfolio's assets; (iii) when appropriate, allocate and reallocate a Portfolio's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Portfolio's investment objectives, policies and restrictions.

     DSI shall make its officers and employees available to the Board and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolio.

     Pursuant to the Advisory Agreements, DSI is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios in the event that at any time no Sub-Adviser is engaged to manage the assets of such Portfolio.

     The Advisory Agreements continue in effect for an initial two year period and from year to year thereafter with respect to each Portfolio so long as it is approved annually by (i) the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Board, and (ii) a majority of the Trustees who are not parties to such Advisory Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement, dated October 24, 1997, as amended May 24, 2002, was last renewed by a majority of the Independent Trustees on [--], 2005, and was approved by a majority of the shareholders of the Trust at a special meeting of the Trust's shareholders on July 10, 2002. The Advisory Agreements may be terminated without penalty by vote of the Trustees or the shareholders of the Portfolio or by the Advisers, on 60 days' written notice by either party to the Advisory Agreements, and will terminate automatically if assigned as that term is described in the 1940 Act.

     Prior to October 24, 1997, DSI served as an Adviser to the Trust pursuant to an Advisory Agreement dated August 13, 1996, and prior to August 13, 1996, DSI served as an Adviser to the Trust pursuant to an Advisory Agreement dated October 1, 1993.

ADVISORY FEES

     As compensation for their services under the Advisory Agreements, each Portfolio pays DSI a monthly fee (a "unified fee" for all Portfolios except Equities Plus, FMR(SM) Earnings Growth, FMR(SM) Small Cap Equity, Franklin Income, Global Real Estate, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities, Quantitative Small Cap Equity, VP Index Plus International Equity and Wells Fargo Small Cap Disciplined Portfolios on behalf of which the Trust pays DSI and the Administrator separately) in arrears and expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:

PORTFOLIO                                                                      ANNUAL ADVISORY FEE
ING Capital Guardian Small/Mid Cap (1),                   0.75% of the first $750 million of the Portfolios' combined
ING Eagle Asset Capital Appreciation,                     average daily net assets;
ING Global Resources (1),                                 0.70% on the next $1.25 billion of the Portfolios' combined
ING T. Rowe Price Capital Appreciation,                   average daily net assets;
ING T. Rowe Price Equity Income,                          0.65% on the next $1.5 billion of the Portfolios' combined
ING Van Kampen Growth and Income, and                     average daily net assets; and
ING Van Kampen Real Estate                                0.60% on the Portfolios' average daily net assets in excess of
                                                          $3.5 billion

ING AllianceBernstein Mid Cap Growth; and                 0.85% of the first $250 million of the Portfolios' combined
ING Marsico Growth (2)                                    average daily net assets;
                                                          0.80% on the next $400 million of the Portfolios' combined average daily net assets;
                                                          0.75% on the next $450 million of the Portfolios' combined average daily net assets; and
                                                          0.70% on the Portfolios' average daily net assets in excess of
                                                          $1.1 billion

ING Capital Guardian U.S. Equities (1)                    0.75% on the first $500 million of the Portfolio's average daily net assets;
                                                          0.70% on the next $250 million of the Portfolio's average
                                                          daily net assets;
                                                          0.65% on the next $500 million of the Portfolio's average
                                                          daily net assets; and
                                                          0.60% of the Portfolio's average daily net assets in excess of
                                                          $1.25 billion

ING Equities Plus                                         0.30% of the Portfolio's average daily net assets

ING Evergreen Health Sciences                             0.75% on the first $500 million of the Portfolio's average daily net assets; and
                                                          0.70% of the Portfolio's average daily net assets in excess of
                                                          $500 million

ING Evergreen Omega                                       0.60% of the first $750 million of the Portfolio's average daily net assets;
                                                          0.55% on the next $750 million of the Portfolio's average
                                                          daily net assets;
                                                          0.50% of the next $5 billion of the Portfolio's average daily net assets;
                                                          0.475% of the next $5 billion of the Portfolio's average daily net assets;
                                                          0.455% of the next $5 billion of the Portfolio's average daily net assets;
                                                          0.44% of the next $5 billion of the Portfolio's average daily net assets; and
                                                          0.43% of the Portfolio's average daily net assets over $21.5 billion

PORTFOLIO                                                                      ANNUAL ADVISORY FEE
ING FMR(SM) Diversified Mid Cap; (4) and                  0.75% of the first $500 million of the Portfolio's average
ING UBS U.S. Allocation (1)                               daily net assets;
                                                          0.70% on the next $250 million of the Portfolio's average
                                                          daily net assets;
                                                          0.65% on the next $500 million of the Portfolio's average
                                                          daily net assets; and
                                                          0.60% of the Portfolio's average daily net assets in excess of
                                                          $1.25 billion

ING FMR(SM) Earnings Growth (4)                           0.62% of the first $500 million of the Portfolio's average daily net assets;
                                                          0.57% on the next $250 million of the Portfolio's average
                                                          daily net assets; and
                                                          0.52% of the Portfolio's average daily net assets over $750 million

ING FMR(SM) Small Cap Equity                              0.750% of the first $500 million of the Portfolio's average daily net assets

ING Franklin Income                                       0.65% of the first $800 million of the Portfolio's average daily net assets; and
                                                          0.60% on assets thereafter

ING Global Real Estate                                    0.90% on first $250 million of the Portfolio's average daily net assets;
                                                          0.85% on next $250 million of the Portfolio's average daily net assets; and
                                                          0.80% above $500 million of the Portfolio's average daily net assets

ING Goldman Sachs Tollkeeper(SM)                          1.35% on first $1 billion in assets
                                                          1.25% of the Portfolio's average daily net assets in excess of
                                                          $1 billion

ING International                                         1.00% of the first $500 million of the Portfolio's average daily net assets; and
                                                          0.80% of the Portfolio's average daily net assets in excess of
                                                          $500 million

ING Janus Contrarian ;(1) and                             0.81% on the first $250 million of the Portfolio's average
ING Legg Mason Value                                      daily net assets;
                                                          0.77% on the next $400 million of the Portfolio's average
                                                          daily net assets;
                                                          0.73% on the next $450 million of the Portfolio's average
                                                          daily net assets; and
                                                          0.67% of the Portfolio's average daily net assets in excess of
                                                          $1.1 billion

ING Lord Abbett Affiliated                                0.75% of the first $500 million of the Portfolio's average daily net assets;
                                                          0.70% on the next $250 million of the Portfolio's average
                                                          daily net assets;
                                                          0.65% on the next $500 million of the Portfolio's average
                                                          daily net assets; and
                                                          0.60% on assets thereafter

PORTFOLIO                                                                      ANNUAL ADVISORY FEE
ING Julius Baer Foreign                                   1.00% of the first $50 million of the Portfolio's average daily net assets;
                                                          0.95% on the next $200 million of the Portfolio's average
                                                          daily net assets;
                                                          0.90% on the next $250 million of the Portfolio's average
                                                          daily net assets; and
                                                          0.85% of the Portfolio's average daily net assets in excess of
                                                          $500 million

ING JPMorgan Emerging Markets Equity (1)                  1.25% of the Portfolio's average daily net assets

ING JPMorgan Small Cap Equity                             0.90% of the first $200 million of the Portfolio's average daily net assets;
                                                          0.85% on the next $300 million of the Portfolio's average
                                                          daily net assets;
                                                          0.80% on the next $250 million of the Portfolio's average
                                                          daily net assets; and
                                                          0.75% of the Portfolio's average daily net assets in excess of
                                                          $750 million

ING JPMorgan Value Opportunities                          0.40% of the first $21 billion of the Portfolio's average daily net assets;
                                                          0.39% of the next $5 billion of the Portfolio's average daily net assets; and
                                                          0.38% of the Portfolio's average daily net assets over $26 billion

ING Limited Maturity Bond; and                            0.35% of the first $200 million of the Portfolio's average daily
ING Liquid Assets                                         net assets;
                                                          0.30% on the next $300 million of the Portfolio's average
                                                          daily net assets; and
                                                          0.25% of the Portfolio's average daily net assets in excess of
                                                          $500 million

ING Marsico International Opportunities                   0.54% of the first $21 billion of the Portfolio's average daily net assets; and
                                                          0.53% of the Portfolio's averaged daily net assets over $21 billion

ING Mercury Large Cap Growth                              0.80% of the first $500 million  of the Portfolio's average daily net assets;
                                                          0.75% on next $250 million of the Portfolio's average daily net assets;
                                                          0.70% on next $500 million of the Portfolio's average daily net assets;
                                                          0.65% on next $750 million of the Portfolio's average daily net assets; and
                                                          0.60% of the Portfolio's average daily net assets in excess of
                                                          $2 billion

PORTFOLIO                                                                      ANNUAL ADVISORY FEE
ING Mercury Large Cap Value                               0.80% on first $500 million of the Portfolio's average daily net assets;
                                                          0.75% on next $250 million of the Portfolio's average daily net assets;
                                                          0.70% on next $500 million of the Portfolio's average daily net assets;
                                                          0.65% on next $750 million of the Portfolio's average daily net assets; and
                                                          0.60% of the Portfolio's average daily net assets in excess of
                                                          $2 billion

ING MFS Mid Cap Growth (3),                               0.75% of the first $250 million of the Portfolio's average daily
ING MFS Total Return (3), and                             net assets;
ING Oppenheimer Main Street (R)                           0.70% on next $400 million of the Portfolio's average daily net assets;
                                                          0.65% on next $450 million of the Portfolio's average daily net assets; and
                                                          0.60% of the Portfolio's average daily net assets in excess of
                                                          $1.1 billion

ING MFS Utilities                                         0.60% of the first $1 billion of the Portfolio's average daily net assets;
                                                          0.55% on the next $500 million of the Portfolio's average daily net assets;
                                                          0.50% on the next $5 billion of the Portfolio's average daily net assets;
                                                          0.47% on the next $5 billion of the Portfolio's average daily net assets;
                                                          0.45% on the next $5 billion of the Portfolio's average daily net assets;
                                                          0.44% on the next $5 billion of the Portfolio's average daily net assets; and
                                                          0.43% of the Portfolio's average daily net assets over $21.5 billion

ING PIMCO Core Bond                                       0.75% on first $100 million of the Portfolio's average daily net assets;
                                                          0.65% on next $100 million of the Portfolio's average daily net assets; and
                                                          0.55% of the Portfolio's average daily net assets in excess of
                                                          $200 million

ING PIMCO High Yield                                      0.49% of the Portfolio's average daily net assets

ING Pioneer Fund                                          0.64% of the Portfolio's average daily net assets

ING Pioneer Mid Cap Value                                 0.64% of the Portfolio's average daily net assets

ING Quantitative Small Cap Value                          [           ]

ING Salomon Brothers All Cap                              0.75% of the first $500 million of the Portfolio's average daily net assets,
                                                          0.70% on the next $250 million of the Portfolio's average daily net assets;

PORTFOLIO                                                                      ANNUAL ADVISORY FEE
                                                          0.65% on the next $500 million of the Portfolio's average daily net assets; and
                                                          0.60% of the Portfolio's average daily net assets in excess of
                                                          $1.25 billion

ING Stock Index                                           0.27% of the Portfolio's average daily net assets

ING Templeton Global Growth                               0.96% of the first $250 million of the Portfolio's average daily net assets;
                                                          0.86% on the next $250 million of the Portfolio's average
                                                          daily net assets; and
                                                          0.76% of the Portfolio's average daily net assets on
                                                          assets thereafter

ING Van Kampen Equity Growth                              0.65% of the first $1 billion of the Portfolio's average daily net assets; and
                                                          0.60% of the Portfolio's average daily net assets in excess of
                                                          $1 billion

ING Van Kampen Global Franchise                           1.00% of the first $250 million of the Portfolio's average daily net assets;
                                                          0.90% on the next $250 million of the Portfolio's average daily net assets
                                                          0.75% of the Portfolio's average daily net assets in excess of
                                                          $500 million
ING VP Index Plus International Equity                    0.45% of the Portfolio's average daily net assets
ING Wells Fargo Mid Cap Disciplined (1)                   0.55% of the first $50 million of the Portfolio's average daily net assets;
                                                          0.50% on the next $50 million of the Portfolio's average daily net assets;
                                                          0.45% on the next $200 million of the Portfolio's average
                                                          daily net assets; and
                                                          0.40% of the Portfolio's average daily net assets thereafter
ING Wells Fargo Small Cap Disciplined                     0.77% of the first $500 million of the Portfolio's average daily net assets;
                                                          0.70% on the next $500 million of the Portfolio's average
                                                          daily net assets;
                                                          0.65% on the next $500 million of the Portfolio's average
                                                          daily net assets;
                                                          0.60% on the next $5 billion of the Portfolio's average daily net assets; and
                                                          0.53% of the Portfolio's average daily net assets on the assets thereafter


(1) As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio. As of August 15, 2005, ING Mercury Focus Value Portfolio is known as ING Mercury Large Cap Value Portfolio. As of August 29, 2005, ING Jennison Equity Opportunities Portfolio is known as ING Wells Fargo Mid Cap Disciplined Portfolio. As of December 1, 2005, ING Salomon Brothers Investors Portfolio is known as ING Lord Abbett Affiliated Portfolio. As of December 5, 2005, ING Capital Guardian Managed Global Portfolio is known as ING Templeton Global Growth Portfolio.

(2) DSI voluntarily agreed to waive 0.05% of its fee earned on assets in excess of $1.36 billion with respect to ING Marsico Growth Portfolio.

(3) Effective January 1, 2002, DSI entered into a Sub-Advisory Agreement with Massachusetts Financial Services Company ("MFS"), the investment Sub-Adviser of the ING MFS Mid Cap Growth and ING MFS Total Return Portfolios. The Sub-Advisory Agreement between DSI and MFS provides that the portfolio management fee paid to MFS will be calculated based upon the combined assets of the two portfolios managed by MFS, which has resulted in lower total Sub-Adviser fees. As a consequence of the savings realized by DSI under the new Sub-Advisory Agreement with MFS, DSI has voluntarily agreed to waive a portion of its management fee in connection with each Portfolio managed by MFS. For the year ended December 31, 2004, DSI waived $68,796 and $3,511 for ING MFS Mid Cap Growth and ING MFS Total Return Portfolios, respectively. This arrangement may be discontinued by DSI at any time.

(4) Effective May 2, 2005, Fidelity Management & Research Company ("FMR") has entered into a sub-/sub-advisory agreement with FMR Co., Inc. ("FMR Co.") under which it has delegated certain of its sub-advisory duties for the portfolios to FMR Co. FMR Co. provides investment management services to equity and high income funds managed by FMR and its affiliates.

TOTAL ADVISORY FEES PAID

          The following chart sets forth the total amounts the Portfolios paid to DSI:


PORTFOLIO                                                             2005               2004                2003
------------------------------------------------------------  ------------------- ------------------ ----------------
ING AllianceBernstein Mid Cap Growth                           $                   $  4,338,926         $ 3,038,760
ING Capital Guardian U.S. Equities (1)                         $                   $  3,652,544         $ 3,052,061
ING Capital Guardian Small/Mid Cap (1)                         $                   $  4,680,279         $ 2,984,748
ING Eagle Asset Capital Appreciation                           $                   $  1,439,545         $ 1,253,903
ING Equities Plus                                              N/A                          N/A                 N/A
ING Evergreen Health Sciences                                  $                   $    118,160                 N/A
ING Evergreen Omega                                            $                   $     14,349                 N/A
ING FMR(SM) Diversified Mid Cap                                $                   $  1,457,406         $   912,262
ING FMR(SM) Earnings Growth (2)                                $                            N/A                 N/A
ING FMR(SM) Small Cap
ING Franklin Income                                            N/A                          N/A                 N/A
ING Global Real Estate                                         N/A                          N/A                 N/A
ING Global Resources (1)                                       $                   $  1,134,420         $   584,751
ING Goldman Sachs Tollkeeper(SM)                               $                   $    824,211         $   506,545
ING International                                              $                   $  1,940,279         $ 1,525,191
ING Janus Contrarian (1)                                       $                   $    459,615         $   281,619
ING JPMorgan Emerging Markets Equity (1)                       $                   $  1,651,813         $ 1,129,810
ING JPMorgan Small Cap Equity                                  $                   $  1,213,857         $   328,237
ING JPMorgan Value Opportunities (2)                           $                            N/A                 N/A
ING Julius Baer Foreign                                        $                   $  1,573,295         $   195,736
ING Legg Mason Value                                           $                   $  2,034,681         $ 1,526,514
ING Limited Maturity Bond                                      $                   $  1,307,052         $ 1,713,529
ING Liquid Assets                                              $                   $  2,542,827         $ 2,686,836
ING Lord Abbett Affiliated (1)                                 $                   $  1,230,604         $   823,421
ING Marsico Growth                                             $                   $  6,511,368         $ 5,560,753
ING Marsico International Opportunities (2)                    $                            N/A                 N/A
ING Mercury Large Cap Growth                                   $                   $    135,945         $    76,638
ING Mercury Large Cap Value (1)                                $                   $    516,575         $   119,787
ING MFS Mid Cap Growth                                         $                   $  4,817,317         $ 4,026,704
ING MFS Total Return                                           $                   $  9,029,097         $ 7,319,677
ING MFS Utilities (2)                                          $                            N/A                 N/A
ING Oppenheimer Main Street(R) (1)                             $                   $  3,972,937         $ 3,773,588
ING PIMCO Core Bond                                            $                   $  3,755,448         $ 3,277,955
ING PIMCO High Yield                                           $                   $  2,036,321                 N/A
ING Pioneer Fund (2)                                           $                            N/A                 N/A
ING Pioneer Mid Cap Value (2)                                  $                            N/A                 N/A
ING Quantitative Small Cap Value                               N/A                          N/A                 N/A
ING Salomon Brothers All Cap                                   $                   $  3,447,539         $ 2,411,245
ING Stock Index                                                $                   $    492,276                 N/A
ING T. Rowe Price Capital Appreciation                         $                   $ 11,089,188         $ 7,842,825
ING T. Rowe Price Equity Income                                $                   $  5,507,279         $ 3,378,378
ING Templeton Global Growth (1)                                $                   $  3,650,883         $ 2,270,882
ING UBS U.S. Allocation (1)                                    $                   $    655,016         $   387,232
ING Van Kampen Equity Growth                                   $                   $    411,959         $   141,263

ING Van Kampen Global Franchise                                $                   $  1,077,024         $   399,707
ING Van Kampen Growth and Income                               $                   $  5,293,534         $ 4,423,135
ING Van Kampen Real Estate                                     $                   $  2,830,711         $ 1,711,561
ING VP Index Plus International Equity                         $                            N/A                 N/A
ING Wells Fargo Mid Cap Disciplined (1)                        $                   $  2,132,641         $ 1,982,033
ING Wells Fargo Small Cap Disciplined                          $                            N/A                 N/A


(1) As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio. As of August 15, 2005, ING Mercury Focus Value Portfolio is known as ING Mercury Large Cap Value Portfolio. As of August 29, 2005, ING Jennison Equity Opportunities Portfolio is known as ING Wells Fargo Mid Cap Disciplined Portfolio. As of December 1, 2005, ING Salomon Brothers Investors Portfolio is known as ING Lord Abbett Affiliated Portfolio. As of December 5, 2005, ING Capital Guardian Managed Global Portfolio is known as ING Templeton Global Growth Portfolio.

(2)  For the period April 29, 2005 through December 31, 2005.

                                  SUB-ADVISERS

     DSI has engaged the services of certain sub-advisers to provide sub-advisory services to the Portfolios. The Trust, DSI and each Sub-Adviser have entered into Sub-Advisory Agreements, which were approved by the Trustees of the Trust and by shareholders of those Portfolios that are managed by affiliated Sub-Adviser of the Adviser. The Sub-Adviser of Van Kampen Global Franchise Portfolio, Morgan Stanley Investment Management Inc. ("MSIM, Inc."), has entered into a sub-portfolio advisory agreement with a MSIM, Inc.-affiliated entity, Morgan Stanley Investment Management Limited ("MSIML"), so that MSIM, Inc. may utilize MSIML's services as well as delegate some of its portfolio management responsibilities for the Portfolio to MSIML.

SUB-ADVISORY FEES

     Pursuant to separate Sub-Advisory Agreements, DSI (and not the Trust) pays each Sub-Adviser for its services a monthly fee in arrears expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:


SUB-ADVISER                                 PORTFOLIO                                   PORTFOLIO MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management L.P.            ING AllianceBernstein Mid Cap Growth        0.75% of the first $10 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.625% on the next $10 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.50% on the next $20 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.375% on the next $20 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.25% of the Portfolio's average daily net
                                                                                        assets on amounts in excess $60 million

Capital Guardian Trust Company              ING Capital Guardian Small/Mid Cap (1)      0.60% of the first $125 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.50% on the next $125 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.40% on the next $150 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.35% thereafter

                                            ING Capital Guardian U.S. Equities (1)      0.50% on the first $150 million of the
                                                                                        Portfolio's average daily net assets;

SUB-ADVISER                                 PORTFOLIO                                   PORTFOLIO MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        0.45% on the next $150 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.35% on the next $200 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.30% on the next $500 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.275% on the next $1 billion of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.25% thereafter

Eagle Asset Management, Inc.                ING Eagle Asset Capital Appreciation        0.40% of the first $300 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.25% of the Portfolio's average daily net
                                                                                        assets in excess of $300 million

Evergreen Investment Management             ING Evergreen Health Sciences               0.45% of the Portfolio's average daily net
Company, LLC                                                                            assets

                                            ING Evergreen Omega                         0.30% of the Portfolio's average daily net
                                                                                        assets

Fidelity Management & Research Company      ING FMR(SM) Diversified Mid Cap             0.50% of the first $250 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.40% on the next $500 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.35% of the Portfolio's average daily net
                                                                                        assets of the Portfolio's average daily
                                                                                        net assets in excess of $750 million

                                            ING FMR(SM) Earnings Growth                 0.45% of the first $250 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.40% on the next $500 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.35% of the Portfolio's average daily net
                                                                                        assets over $750 million

                                            ING FMR(SM) Small Cap Equity                0.60% of the first $150 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.55% of the Portfolio's average daily net
                                                                                        assets above $150 million

Franklin Advisers, Inc.                     ING Franklin Income (13)                    0.625% of the first $50 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.465% on the next $150 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.375% on the next $300 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.35% on the next $300 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.30% on the next $400 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.25% thereafter

Goldman Sachs Asset Management, L.P.        ING Goldman Sachs Tollkeeper(SM)            0.55% of the first $100 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.50% of the Portfolio's average daily net
                                                                                        assets over $100 million

ING Clarion Real Estate Securities L.P.     ING Global Real Estate (14)                 0.50% on first $250 million of the
                                                                                        Portfolio's

SUB-ADVISER                                 PORTFOLIO                                   PORTFOLIO MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        average daily net assets;
                                                                                        0.45% on the next $250 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.40% of the Portfolio's average daily net
                                                                                        assets above $500 million

ING Investment Management Co.               ING Equities Plus                           0.135% of the Portfolio's average daily
                                                                                        net assets

                                            ING Global Resources (1)                    0.40% of the Portfolio's average daily net
                                                                                        assets

                                            ING International                           0.45% on the first $500 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.36% of the Portfolio's average daily net
                                                                                        assets in excess of $500 million

                                            ING Limited Maturity Bond and ING           0.1575% of the first $200 million of the
                                            Liquid Assets Portfolio                     Portfolio's average daily net assets;

                                                                                        0.1350% on the next $300 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.1125% of the Portfolio's average daily
                                                                                        net assets in excess of $500 million

                                            ING Stock Index                             0.1215% of the Portfolio's average daily
                                                                                        net assets

SUB-ADVISER                                 PORTFOLIO                                   PORTFOLIO MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
ING Investment Management Advisors, B.V.    ING VP Index Plus International Equity      0.20% of the Portfolio's average daily net
                                                                                        assets

Janus Capital Management LLC                ING Janus Contrarian (1)                    0.45% of the first $500 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.425% on the next $500 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.40% thereafter

J.P. Morgan Investment Management Inc.      ING JPMorgan Small Cap Equity               0.55% of the first $200 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.50% on the next $300 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.45% on thereafter

                                            ING JPMorgan Value Opportunities            0.40% of the first $50 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.30% on the next $50 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.25% thereafter

                                            ING JPMorgan Emerging Markets               0.60% of the first $75 million of the
                                            Equity (2)(10)                              Portfolio's average daily net assets;
                                                                                        0.50% on the next $75 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.40% on the next $350 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.35% thereafter

Julius Baer Investment Management LLC       ING Julius Baer Foreign (3)                 0.45% of the first $500 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.40% thereafter

Legg Mason Funds Management, Inc.           ING Legg Mason Value (1)(4)                 0.70% of the first $50 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.45% on the next $50 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.40% on the next $50 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.35% on the next $50 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.30% of the Portfolio's average daily net
                                                                                        assets over $200 million

Lord, Abbett & Co. LLC                      ING Lord Abbett Affiliated (1)(11)          0.35% of the first $200 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.27% on the next $400 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.25% of the Portfolio's average daily net
                                                                                        assets above $400 million

Marsico Capital Management, LLC             ING Marsico Growth and                      0.45% of the first $500 million of the
                                            ING Marsico International Opportunities     Portfolio's average daily net assets;

                                                                                        0.40% on the next $1 billion of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.35% thereafter

Massachusetts Financial Services Company    ING MFS Mid Cap Growth (5)                  0.35% of the first $500 million of the

SUB-ADVISER                                 PORTFOLIO                                   PORTFOLIO MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
                                            ING MFS Total Return (5)                    Portfolio's average daily net assets;
                                            ING MFS Utilities (5)                       0.30% on the next $1 billion of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.25% thereafter

Mercury Advisors                            ING Mercury Large Cap Growth                0.40% of the first $250 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.35% on the next $250 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.325% thereafter

                                            ING Mercury Large Cap Value (1)             0.40% of the first $250 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.35% on the next $250 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.325% thereafter

Morgan Stanley Investment Management Inc.   ING Van Kampen Growth and                   0.50% of the first $100 million of the
d/b/a Van Kampen                            Income                                      Portfolio's average daily net assets;
                                                                                        0.40% on the next $100 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.30% on the next $100 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.25% on the next $700 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.20% thereafter

                                            ING Van Kampen Real Estate                  0.50% of the first $200 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.40% thereafter

                                            ING Van Kampen Global Franchise             0.65% of the first $150 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.55% on the next $150 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.45% on the next $200 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.40% thereafter

                                            ING Van Kampen Equity Growth                0.35% of the first $2 billion of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.32% on the next $1 billion of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.30% thereafter

OppenheimerFunds, Inc.                      ING Oppenheimer Main Street(R) (6)(7)       0.30% if total assets as defined below at
                                                                                        any month-end are less than or equal to $1
                                                                                        billion;

                                                                                        0.23% if total assets as defined below at
                                                                                        any month-end are in excess of $2 billion

Pacific Investment Management Company       ING PIMCO Core Bond                         0.25% of the Portfolio's average daily net
LLC                                                                                     assets

                                            ING PIMCO High Yield                        0.25% of the Portfolio's average daily net
                                                                                        assets

SUB-ADVISER                                 PORTFOLIO                                   PORTFOLIO MANAGEMENT FEE
----------------------------------------------------------------------------------------------------------------------------------
Pioneer Investment Management, Inc.         ING Pioneer Fund                            0.40% of the first $500 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.35% on the next $500 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.30% of the Portfolio's average daily net
                                                                                        assets in excess of $1 billion

                                            ING Pioneer Mid Cap Value                   0.35% of the Portfolio's average daily net
                                                                                        assets

Salomon Brothers Asset Management Inc       ING Salomon Brothers All Cap (8)            0.43% of the first $150 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.40% on the next $350 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.35% of the Portfolio's average daily net
                                                                                        assets above $500 million

T. Rowe Price Associates                    ING T. Rowe Price Capital                   0.50% of the first $250 million of the
                                            Appreciation(9)                             Portfolio's average daily net assets;
                                                                                        0.40% on the next $250 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        once assets reach $500 million 0.40%
                                                                                        on all assets up to $1 billion; and
                                                                                        0.35% therafter

                                            ING T. Rowe Price Equity Income             0.40% of the first $250 million of the
                                            Portfolio (9)                               Portfolio's average daily net assets;
                                                                                        0.375% on the next $250 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.35% thereafter

Templeton Global Advisors Limited           ING Templeton Global Growth (1)(12)         0.625% of the first $50 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.465% on the next $150 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.375% on the next $300 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.35% on the next $300 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.30% on assets thereafter

UBS Global Asset Management                 ING UBS U.S. Allocation (1)                 0.40% of the first $100 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.35% on the next $200 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.30% on the next $200 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.25% thereafter

Wells Capital Management, Inc.              ING Wells Fargo Mid Cap Disciplined (1)     0.55% of the first $50 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.50% on the next $50 million of the
                                                                                        Portfolio's average daily net assets;
                                                                                        0.45% on the next $200 million of the
                                                                                        Portfolio's average daily net assets; and
                                                                                        0.40% on assets thereafter

                                            ING Wells Fargo Small Cap Disciplined       0.60% of the Portfolio's average daily net
                                                                                        assets

       (1) As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio. As of August 15, 2005, ING Mercury Focus Value Portfolio is known as ING Mercury Large Cap Value Portfolio. As of August 29, 2005, ING Jennison Equity Opportunities Portfolio is known as ING Wells Fargo Mid Cap Disciplined Portfolio. As of December 1, 2005, ING Salomon Brothers Investors Portfolio is known as ING Lord Abbett Affiliated Portfolio. As of December 5, 2005, ING Capital Guardian Managed Global Growth Portfolio is known as ING Templeton Global Growth Portfolio.

       (2) J..P. Morgan Investment Management Inc. serves as the Sub-Adviser to ING JPMorgan Emerging Markets Equity Portfolio. ING Investment Management Advisors B.V. served as the Sub-Adviser to ING JPMorgan Emerging Markets Equity Portfolio (formerly, ING Developing World Portfolio) from March 1, 2004 through April 29, 2005. Baring International Investment Limited served as the Sub-Adviser from March 1, 1999 through February 29, 2004. Assets of ING JPMorgan Emerging Markets Equity Portfolio will be aggregated with the assets of ING VP Emerging Markets Fund.

       (3) For purposes of calculating fees under the sub-advisory agreement with Julius Baer Investment Management LLC, the assets of the Portfolio will be aggregated with the assets of ING Foreign Fund, a series of ING Mutual Funds, which is not a party to this sub-advisory agreement. The aggregated assets will be applied to the above schedule and the resulting fee rate shall be prorated back to the two funds and their respective investment adviser based on relative net assets.

       (4) Legg Mason Funds Management, Inc. serves as the Sub-Adviser to ING Legg Mason Value Portfolio (formerly known as ING Janus Growth and Income Portfolio) as of May 3, 2004. Janus Capital Management LLC served as Sub-Adviser from October 2, 2000 through April 30, 2004.

       (5) Assets will be aggregated with the assets of ING MFS Mid Cap Growth, ING MFS Total Return, and ING MFS Utilities Portfolios, and ING MFS Capital Opportunities Portfolio (a series managed by an affiliate of DSI), in calculating the Sub-Adviser's fee at the above-stated rate.

       (6) OppenheimerFunds, Inc. serves as the Sub-Adviser to ING Oppenheimer Main Street Portfolio(R) (formerly known as ING MFS Research Portfolio) as of November 8, 2004. Massachusetts Financial Services Company served as sub-adviser from August 10, 1998 through November 5, 2004.

       (7) The assets of ING Oppenheimer Main Street Portfolio(R) are aggregated with those of ING Oppenheimer Global Portfolio and ING Oppenheimer Strategic Income Portfolio, two series managed by an affiliate of DSI and sub-advised by OppenheimerFunds, Inc. If the combined aggregate assets levels fail to exceed $1 billion for all combined Portfolios sub-advised to OppenheimerFunds, Inc., such fee will revert to 0.30% on all assets.

       (8) For purposes of determining breakpoint discounts to the portfolio management fee, the assets of ING Salomon Brothers All Cap Portfolio are aggregated with those of ING Salomon Brothers Fundamental Value Portfolios and ING Salomon Brothers Investors Value Portfolio series managed by an affiliate of DSI and sub-advised by Salomon Brothers Asset Management, Inc.

       (9) The fees payable under the Sub-Advisory Agreement are subject to a preferred provider discount. For purposes of this discount, the assets of the Series will be aggregated with those of ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio (the "IPI Portfolios"), each a series of ING Partners, Inc. that is managed by an affiliate of the Adviser and sub-advised by the Sub-Adviser. The discount will be calculated based on the aggregate assets of the Series and the IPI Portfolios as follows, and will be applied to any fees payable by a Series.

              - Aggregate assets between $750 million and $1.5 billion = 5% discount
              - Aggregate assets between $1.5 billion and $3.0 billion = 7.5% discount
              -    Aggregate assets greater than $3.0 billion = 10% discount

       (10) For purposes of calculating fees under this Agreement, the assets of ING JPMorgan Emerging Markets Equity Portfolio shall be aggregated with the assets of ING VP Emerging Markets Fund, a series of ING VP Emerging Markets Fund, Inc., which is not a party to this Agreement

       (11) Lord, Abbett & Co. LLC serves as Sub-Adviser to the Portfolio as of December 1, 2005. Salomon Brothers Asset Management, Inc. served as sub-adviser to the Portfolio from February 1, 2000 through November 30, 2005.

       (12) Templeton Global Advisors Limited serves as the Sub-Adviser to ING Templeton Global Growth Portfolio (formerly known as ING Capital Guardian Managed Portfolio) as of December 1, 2005. ING Capital Guardian Trust Company served as Sub-Adviser from February 1, 2000 through November 30, 2005. Assets of ING Templeton Global Growth Portfolio will be aggregated with the assets of ING Templeton Foreign Equity Portfolio (a series managed by an affiliate of DSI), which is not a party to this Sub-Advisory Agreement, in calculating the Sub-Adviser's fee at the above stated rate.

       (13) For purposes of calculating fees under this Agreement, the assets of ING Franklin Income Portfolio shall be aggregated with the assets of ING Templeton Foreign Equity Portfolio and ING Templeton Global Growth Portfolio.

       (14) For purposes of calculating fees under this Agreement, the assets of ING Global Real Estate Portfolio shall be aggregated with the assets of ING Global Real Estate Fund and ING Global Real Estate Portfolio.

TOTAL SUB-ADVISOR FEES PAID

     The following chart sets forth the total amounts DSI paid to:


SUB-ADVISER                                                         2005       2004           2003
ALLIANCE CAPITAL MANAGEMENT, LLP
ING AllianceBernstein Mid Cap Growth Portfolio                      $          $  1,569,511   $  1,127,263

BARING INTERNATIONAL INVESTMENT LIMITED
ING JPMorgan Emerging Markets Equity Portfolio (1) (2)              $          $    182,828   $    677,886

CAPITAL GUARDIAN TRUST COMPANY
ING Capital Guardian Small/Mid Cap Portfolio (2)                    $          $  2,711,085   $  2,270,239
ING Capital Guardian U.S. Equities Portfolio (2)                    $          $  2,523,691   $  1,796,091

EAGLE ASSET MANAGEMENT, INC.
ING Eagle Asset Capital Appreciation Portfolio                      $          $    872,784   $    734,346

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
ING Evergreen Health Sciences Portfolio                             $          $     70,896            N/A
ING Evergreen Omega Portfolio                                       $          $      7,174            N/A

FIDELITY MANAGEMENT & RESEARCH COMPANY
ING UBS U.S. Allocation Portfolio (3)                               $                   N/A   $     73,258
ING FMR(SM) Diversified Mid Cap Portfolio                           $          $    971,386   $    608,175
ING FMR(SM) Earnings Growth Portfolio                               $                   N/A            N/A
ING FMR(SM) Small Cap Equity Portfolio                              N/A                 N/A            N/A

FRANKLIN ADVISERS, INC.
ING Franklin Income Portfolio                                       N/A                 N/A            N/A

GOLDMAN SACHS ASSET MANAGEMENT
ING Goldman Sachs Tollkeeper(SM) Portfolio                          $          $    427,368   $    300,761

ING CLARION REAL ESTATE SECURITIES L.P.
ING Global Real Estate Portfolio                                    $                   N/A            N/A

ING INVESTMENT MANAGEMENT CO.
ING Equities Plus Portfolio                                         N/A                 N/A            N/A
ING Global Resources Portfolio (2)                                  $          $    688,043   $    343,219
ING International Portfolio (4)                                     $          $  1,000,770   $    404,460
ING Limited Maturity Bond Portfolio (5)                             $          $    738,995   $    341,809
ING Liquid Assets Portfolio (6)                                     $          $  1,052,852   $    317,116
ING Stock Index Portfolio                                           $          $    191,081            N/A
ING Quantitative Small Cap Value                                    N/A                 N/A            N/A

ING INVESTMENT MANAGEMENT LLC

SUB-ADVISER                                                         2005       2004           2003
ING Limited Maturity Bond Portfolio (5)                             $                   N/A   $    729,303
ING Liquid Assets Portfolio (6)                                     $                   N/A   $    722,291
ING VP Index Plus International Equity Portfolio                    $                   N/A            N/A

ING INVESTMENTS, LLC
ING International Portfolio (4)                                     $                   N/A   $    523,497

JANUS CAPITAL MANAGEMENT LLC
ING Marsico Growth Portfolio (7)                                    $                   N/A            N/A
ING Legg Mason Value Portfolio (10)                                 $          $    342,752   $    949,179
ING Janus Contrarian Portfolio (2)                                  $          $    257,782   $    182,522

J.P. MORGAN INVESTMENT MANAGEMENT INC.
ING JPMorgan Emerging Markets Equity Portfolio (2)                  $          $    597,735   $    677,886
ING JPMorgan Small Cap Equity Portfolio                             $          $    808,884   $    218,826
ING JPMorgan Value Opportunities Portfolio                          $                   N/A            N/A

J.P. MORGAN FLEMING ASSET MANAGEMENT (LONDON) LIMITED
ING Julius Baer Foreign Portfolio (9)                               $                   N/A   $     58,247

JULIUS BAER INVESTMENT MANAGEMENT LLC
ING Julius Baer Foreign Portfolio (9)                               $          $    736,683   $     44,396

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
ING Van Kampen Growth and Income Portfolio                          $                   N/A            N/A

LEGG MASON FUNDS MANAGEMENT, INC.
ING Legg Mason Value Portfolio (8)                                  $          $    766,777   $    949,179

LORD, ABBETT & CO. LLC
ING Lord Abbett Affiliated Portfolio (2)                            $          $    645,840   $    459,044

MARSICO CAPITAL MANAGEMENT LLC
ING Marsico Growth Portfolio (11)                                   $          $  3,627,525   $  3,071,772
ING Marsico International Opportunities Portfolio (4)               $                   N/A            N/A

MASSACHUSETTS FINANCIAL SERVICES COMPANY
ING Oppenheimer Main Street Portfolio(R)(2)(12)                     $          $  1,469,614   $  1,675,310
ING MFS Mid-Cap Growth Portfolio                                    $          $  2,144,786   $  1,787,061
ING MFS Total Return Portfolio                                      $          $  3,569,463   $  3,249,118
ING MFS Utilities Portfolio                                         $                   N/A            N/A

MERCURY ADVISORS
ING Mercury Large Cap Growth Portfolio (13)                         $          $     84,963   $     47,898
ING Mercury Large Cap Value Portfolio (2)(13)                       $          $    322,860   $     74,867

MORGAN STANLEY INVESTMENT MANAGEMENT INC. d/b/a VAN KAMPEN
ING Van Kampen Equity Growth Portfolio                              $          $    285,202   $     84,758
ING Van Kampen Global Franchise Portfolio                           $          $    699,903   $    259,808
ING Van Kampen Growth and Income Portfolio (14)                     $          $  2,456,038   $  2,069,379
ING Van Kampen Real Estate Portfolio                                $          $  1,917,507   $  1,201,685

SUB-ADVISER                                                         2005       2004           2003
OPPENHEIMERFUNDS, INC
ING Oppenheimer Main Street Portfolio(R)(2)                         $          $    723,712            N/A

PACIFIC INVESTMENT MANAGEMENT LLC
ING PIMCO Core Bond Portfolio                                       $          $  1,570,659   $  1,353,617
ING PIMCO High Yield Portfolio                                      $          $  1,042,592            N/A

PIONEER INVESTMENT MANAGEMENT, INC.
ING Pioneer Fund Portfolio                                          $                   N/A            N/A
ING Pioneer Mid Cap Value Portfolio                                 $                   N/A            N/A

SALOMON BROTHERS ASSET MANAGEMENT INC.
ING Salomon Brothers All Cap Portfolio                              $          $  1,809,529   $  1,412,071

T. ROWE PRICE ASSOCIATES, INC.
ING T. Rowe Price Capital Appreciation Portfolio                    $          $  6,024,458   $  4,408,016
ING T. Rowe Price Equity Income Portfolio                           $          $  2,973,368   $  1,884,203

TEMPLETON GLOBAL ADVISERS LIMITED
ING Templeton Global Growth Portfolio(2)                            $          $  2,093,644   $  1,638,449

UBS ASSET MANAGEMENT (AMERICAS) INC.
ING UBS U.S. Allocation Portfolio (3)                               $          $    391,312   $    180,971

WELLS CAPITAL MANAGEMENT, LLC
ING Wells Fargo Mid Cap Disciplined Portfolio (2)                   $          $  1,516,896   $  1,368,372
ING Wells Fargo Small Cap Disciplined Portfolio                     $                   N/A            N/A

----------

(1) Effective April 29, 2005, the Portfolio is sub-advised by J.P. Morgan Investment Management Inc. Prior to April 29, 2005, the Portfolio was managed by ING Investment Management Advisors B.V. From May 1, 2002 through March 1, 2004, Baring International Investment Limited served as sub-adviser and received the fees set out in the table above for the period ended December 31, 2003.

(2) As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio. As of August 15, 2005, ING Mercury Focus Value Portfolio is known as ING Mercury Large Cap Value Portfolio. As of August 29, 2005, ING Jennison Equity Opportunities Portfolio is known as ING Wells Fargo Mid Cap Disciplined Portfolio. As of December 1, 2005, ING Salomon Brothers Investors Portfolio is known as ING Lord Abbett Affiliated Portfolio. As of December 5, 2005, ING Capital Guardian Managed Global Growth Portfolio is known as ING Templeton Global Growth Portfolio.

(3) Effective May 1, 2003, UBS Asset Management Inc. is the Sub-Adviser for ING UBS U.S. Allocation Portfolio. Prior to May 1, 2003, Fidelity Management and Research Company was the Sub-Adviser for ING UBS U.S. Allocation Portfolio.

(4) Effective September 2, 2003, the Portfolio is sub-advised by ING Investment Management Co. Prior to September 2, 2003, ING International Portfolio was sub-advised by ING Investments, LLC, which received the fees set out in the table above for the period ended December 31, 2002.

(5) Prior to September 2, 2003, the ING Limited Maturity Bond Portfolio was sub-advised by ING Investment Management, LLC, which received the fees set out in the table above for the period ended December 31, 2002.

(6) Effective September 2, 2003, ING Liquid Assets Portfolio is sub-advised by ING Investment Management Co. Prior to September 2, 2003, the ING Liquid Assets Portfolio was sub-advised by ING Investment Management, LLC, which received the fees set out in the table above for the period ended December 31, 2002.

(7) Janus Capital Management LLC sub-advised this Portfolio from January 1, 2002 through December 13, 2002 and received the fees set out in the table above for the period ended December 31, 2002.

(8) Effective May 3, 2004, ING Legg Mason Value Portfolio is managed by Legg Mason Funds Management, Inc. Prior to May 3, 2004, ING Legg Mason Value Portfolio was known as ING Janus Growth and Income Portfolio. Janus Capital Management LLC served as sub-adviser and received the fees set out in the table above for the period ended December 31, 2003.

(9) Effective September 2, 2003, ING Julius Baer Foreign Portfolio is sub-advised by Julius Baer Investment Management LLC. Prior to September 2, 2003, ING Julius Baer Foreign Portfolio was known as ING JPMorgan Fleming International Enhanced EAFE Portfolio and was sub-advised by J.P. Morgan Fleming Asset Management (London) Limited, which received the fees set out in the table above for the period ended December 31, 2002.

(10) For the period from January 1, 2002 through January 29, 2002.

(11) Marsico Capital Management LLC has served as the Sub-Adviser since December 14, 2002.

(12) Effective November 8, 2004, ING Oppenheimer Main Street Portfolio(R) is sub-advised by OppenheimerFunds, Inc. From August 10, 1998 through November 5, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company. ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R).

(13) Portfolio commenced operations on May 1, 2002.

(14) Van Kampen sub-advised this Portfolio from January 30, 2002 through December 31, 2002.

                   OTHER INFORMATION ABOUT PORTFOLIO MANAGERS

ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                COMPANIES                    VEHICLES                            OTHER ACCTS
                ----------------------------------------------------------------------------------
  PORTFOLIO     NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS
   MANAGER      ACCOUNTS   MILLIONS)         ACCOUNTS   MILLIONS)         ACCOUNTS   (IN MILLIONS)
--------------------------------------------------------------------------------------------------
Catherine Wood  [--]       $                 [--]       $                 [--]       $

     There were no accounts for which advisory fee is based on performance.

POTENTIAL CONFLICTS OF INTEREST

     As an investment adviser and fiduciary, Alliance owes their clients and shareholders an undivided duty of loyalty. They recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Alliance Mid Cap Growth Portfolio (hereinafter "Clients") and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, Alliance places the interest of their Clients first and expect all of their employees to live up to their fiduciary duty.

     Employee Personal Trading and the Code of Business Conduct and Ethics - Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for Clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a Client. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

     Managing Multiple Accounts for Multiple Clients - The investment professional or investment professional teams for the Portfolio have responsibilities for managing all or a portion of the investment of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. Alliance's compensation program for investment professionals is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

     Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed based salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards") and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

     An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

     Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance's leadership criteria.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.


                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
Catherine Wood                    [--]


ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO

OTHER MANAGED ACCOUNTS

         The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005:

                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                            COMPANIES                      VEHICLES                       OTHER ACCOUNTS
                            ------------------------------------------------------------------------------------
                            NUMBER                                                                    TOTAL
PORTFOLIO                   OF          TOTAL ASSETS (IN   NUMBER OF   TOTAL ASSETS (IN   NUMBER OF   ASSETS (IN
MANAGER                     ACCOUNTS    BILLIONS)          ACCOUNTS    BILLIONS) (1)      ACCOUNTS    BILLIONS)
----------------------------------------------------------------------------------------------------------------
James Kang(2)                  [--]            $              [--]             $             [--]          $

Karen Miller(2)                [--]            $              [--]             $             [--]          $

Kathy Peters(2)                [--]            $              [--]             $             [--]          $

Ted Samuels(2)                 [--]            $              [--]             $             [--]          $

Lawrence R. Solomon(3)         [--]            $              [--]             $             [--]          $


(1)Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
(2)As of December 31, 2004.
(3)As of June 30, 2005.

         The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005 for which the advisory fee is based on performance:


                        REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                        COMPANIES                    VEHICLES                     OTHER ACCOUNTS
                        -------------------------------------------------------------------------------------
PORTFOLIO               NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
 MANAGER                ACCOUNTS   BILLIONS)(1)      ACCOUNTS   BILLIONS) (1)     ACCOUNTS   BILLIONS)(1)
-------------------------------------------------------------------------------------------------------------
James Kang(2)             [--]             $            [--]           $            [--]             $

Karen Miller(2)           [--]             $            [--]           $            [--]             $

Kathy Peters(2)           [--]             $            [--]           $            [--]             $

Ted Samuels(2)            [--]             $            [--]           $            [--]             $

Lawrence R. Solomon(3)    [--]             $            [--]           $            [--]             $


(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
(2) As of December 31, 2004.
(3) As of June 30, 2005.

POTENTIAL CONFLICTS OF INTEREST

None

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Capital Guardian uses a system of multiple portfolio managers in managing the Portfolio's assets. (In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of the Portfolio's investment portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

     The benchmarks used to measure performance of the portfolio managers for the ING Capital Guardian small/Mid Cap Portfolio include the Russell MidCap Index and the Custom Russell 2800 Index which includes the Russell 2000 Index and the Russell MidCap Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

PORTFOLIO MANGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.


                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
James S. Kang                     [--]
Karen A. Miller                   [--]
Kathryn M. Peters                 [--]
Theodore R. Samuels               [--]
Lawrence R. Solomon               [--]

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO

OTHER ACCOUNTS MANAGED

     The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCTS
                      -----------------------------------------------------------------------------------------------------
      PORTFOLIO       NUMBER OF    TOTAL ASSETS (IN     NUMBER OF      TOTAL ASSETS (IN     NUMBER OF     TOTAL ASSETS  (IN
       MANAGER        ACCOUNTS     BILLIONS)(1)         ACCOUNTS       BILLIONS)(1)         ACCOUNTS      BILLIONS) (1)
---------------------------------------------------------------------------------------------------------------------------
Terry Berkemeier      [--]         $                    [--]           $                    [--]          $
Michael Ericksen      [--]         $                    [--]           $                    [--]          $
David Fisher          [--]         $                    [--]           $                    [--]          $
Karen Miller          [--]         $                    [--]           $                    [--]          $
Ted Samuels           [--]         $                    [--]           $                    [--]          $
Gene Stein            [--]         $                    [--]           $                    [--]          $
Alan Wilson           [--]         $                    [--]           $                    [--]          $

(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

     The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005 for which the advisory fee is based on performance.

                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCTS
                      -----------------------------------------------------------------------------------------------------
                      NUMBER
      PORTFOLIO       OF           TOTAL ASSETS (IN     NUMBER OF      TOTAL ASSETS (IN     NUMBER OF     TOTAL ASSETS  (IN
       MANAGER        ACCOUNTS     BILLIONS)(1)         ACCOUNTS       BILLIONS)(1)         ACCOUNTS      BILLIONS) (1)
---------------------------------------------------------------------------------------------------------------------------
Terry Berkemeier      [--]         $                    [--]           $                    [--]          $
Michael Ericksen      [--]         $                    [--]           $                    [--]          $
David Fisher          [--]         $                    [--]           $                    [--]          $
Karen Miller          [--]         $                    [--]           $                    [--]          $
Ted Samuels           [--]         $                    [--]           $                    [--]          $
Gene Stein            [--]         $                    [--]           $                    [--]          $
Alan Wilson           [--]         $                    [--]           $                    [--]          $

(1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

POTENTIAL CONFLICTS OF INTEREST

     Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. Capital Guardian has adopted policies and procedures that are designed to minimize the effects of these conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Capital Guardian uses a system of multiple portfolio managers in managing the Portfolio's assets. (In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of the Portfolio's investment portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

     The benchmarks used to measure performance of the portfolio managers for the ING Capital Guardian U.S. Equities Portfolio include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.


                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
Terry Berkheheier                 [--]
Michael Ericksen                  [--]
David Fisher                      [--]
Karen Miller                      [--]
Ted Samuels                       [--]
Gene Stein                        [--]
Alan Wilson                       [--]

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCTS
                      -----------------------------------------------------------------------------------------------------
                      NUMBER
      PORTFOLIO       OF                                NUMBER OF                           NUMBER OF
       MANAGER        ACCOUNTS     TOTAL ASSETS         ACCOUNTS       TOTAL ASSETS         ACCOUNTS      TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
Richard Skeppstrom    [--]         $                    [--]           $                    [--]          $
John Jordan II        [--]         $                    [--]           $                    [--]          $
Craig Dauer           [--]         $                    [--]           $                    [--]          $
Robert Marshall       [--]         $                    [--]           $                    [--]          $

There were no accounts for which the advisory fee was based on performance.

POTENTIAL CONFLICTS OF INTEREST

     Eagle's portfolio management team manages other accounts with investment strategies similar to the portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics there are certain procedures in place to avoid conflicts of interest when Eagle and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for clients.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Eagle Asset seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Investment professionals receive a fixed base salary and a fixed amount of deferred compensation along with a variable bonus based on performance and various other variable forms of compensation, including stock options and a RJF Executive benefit plan.

     Eagle Asset has created a compensation plan that provides their investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle Asset. Their investment professionals are compensated as follows:

     - All portfolio managers, analysts, and traders are paid base salaries that are competitive with others in their fields, based on industry surveys;
     - Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;
     - Additional deferred compensation plans are provided to key investment professionals;
     - Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results;
     - All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment; and
     - All employees receive benefits from Eagle Asset's parent company including a 401(k) plan, profit sharing, Employee Stock Option Plan and Employee Stock Purchase Plan.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
Richard Skeppstrom, II            [--]
Robert R. Marshall                [--]
E. Craig Dauer                    [--]
John G. Jordan, III               [--]


ING EQUITIES PLUS PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005


                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCTS
                      -----------------------------------------------------------------------------------------------------
                      NUMBER
      PORTFOLIO       OF                                NUMBER OF                           NUMBER OF
       MANAGER        ACCOUNTS     TOTAL ASSETS         ACCOUNTS       TOTAL ASSETS         ACCOUNTS      TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
James B. Kauffmann    [--]         $                    [--]           $                    [--]          $


POTENTIAL CONFLICTS OF INTEREST

     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

     While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

     Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

     A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

     ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

     A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Compensation consists of (a) base salary and (b) bonus, which is based on ING IM performance, 1 year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

     Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention. As with base salary compensation, target awards are determined and set based on external market data. Investment performance is measured on both relative and absolute performance. ING IM has defined the comparative peer group (here, the Lipper International Multi-Cap Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a "scorecard" that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for mutual fund accounts managed by the team.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
James B. Kauffmann                [--]

ING EVERGREEN HEALTH SCIENCES PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCTS
                      -----------------------------------------------------------------------------------------------------
                      NUMBER
      PORTFOLIO       OF                                NUMBER OF                           NUMBER OF
       MANAGER        ACCOUNTS     TOTAL ASSETS         ACCOUNTS       TOTAL ASSETS         ACCOUNTS      TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
Liu-Er Chen           [--]         $                    [--]           $                    [--]          $

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Portfolio managers may experience certain conflicts of interest in managing the portfolios' investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. Evergreen Investment Management Company ("EIMC") has strict policies and procedures, enforced through diligent monitoring by EIMC's compliance department, to address potential conflicts of interest relating to the allocation of investment opportunities. One potential conflict arises from the weighting scheme used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. Similarly, EIMC has adopted policies and procedures in accordance with Rule 17a-7 relating to transfers effected without a broker-dealer between a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. In addition, EIMC's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Compensation for EIMC portfolio managers consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility.

     The annual bonus has an investment performance component and a subjective evaluation component. The amount of the investment performance component is based on the investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior three years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. The investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager were to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

     The investment performance component of Ms. Cullinane's bonus is determined based on comparisons to Lipper MultiCap Growth, Lipper Large Cap Growth and Lipper Large Cap Core composites. The investment performance component of Mr. Chen's bonus is determined based on comparisons to Lipper International Multi-Cap Core, Lipper Gold Oriented Funds, Lipper Healthcare, Lipper Emerging Markets, Lipper International Small Cap Growth and Callan International Equity composites.

     EIMC portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC's publicly traded parent company, based on their performance and/or positions held with EIMC.

     In addition, EIMC portfolio managers may participate, at their election, in various benefits programs, including the following:

          -    medical, dental, vision and prescription benefits;

          -    life, disability and long-term care insurance;

          - before-tax spending accounts relating to dependent care, health care, transportation and parking; and

          - various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

     These benefits are broadly available to EIMC employees. Senior level employees in EIMC, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
Liu-Er Chen                       [--]

ING EVERGREEN OMEGA PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCTS
                      -----------------------------------------------------------------------------------------------------
                      NUMBER
      PORTFOLIO       OF                                NUMBER OF                           NUMBER OF
       MANAGER        ACCOUNTS     TOTAL ASSETS         ACCOUNTS       TOTAL ASSETS         ACCOUNTS      TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
Maureen E. Cullinane  [--]         $                    [--]           $                    [--]          $


* Of the [--] other registered investment companies managed by Ms. Cullinane, she is fully responsible for [--] but, as of December 31, 2005, was responsible only for approximately $[--] million of the $[--] million in assets in the others.

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Portfolio managers may experience certain conflicts of interest in managing the portfolios' investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. Evergreen Investment Management Company ("EIMC") has strict policies and procedures, enforced through diligent monitoring by EIMC's compliance department, to address potential conflicts of interest relating to the allocation of investment opportunities. One potential conflict arises from the weighting scheme used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. Similarly, EIMC has adopted policies and procedures in accordance with Rule 17a-7 relating to transfers effected without a broker-dealer between a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. In addition, EIMC's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Compensation for EIMC portfolio managers consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility.

     The annual bonus has an investment performance component and a subjective evaluation component. The amount of the investment performance component is based on the investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior three years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. The investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager were to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

     The investment performance component of Ms. Cullinane's bonus is determined based on comparisons to Lipper MultiCap Growth, Lipper Large Cap Growth and Lipper Large Cap Core composites. The investment performance component of Mr. Chen's bonus is determined based on comparisons to Lipper International Multi-Cap Core, Lipper Gold Oriented Funds, Lipper Healthcare, Lipper Emerging Markets, Lipper International Small Cap Growth and Callan International Equity composites.

     EIMC portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC's publicly traded parent company, based on their performance and/or positions held with EIMC.

     In addition, EIMC portfolio managers may participate, at their election, in various benefits programs, including the following:

          -    medical, dental, vision and prescription benefits;

          -    life, disability and long-term care insurance;

          - before-tax spending accounts relating to dependent care, health care, transportation and parking; and

          - various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

     These benefits are broadly available to EIMC employees. Senior level employees in EIMC, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

PORTFOLIO MANAGER OWNERSHIP SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.


                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
Maureen E. Cullinane              [--]

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCTS
                      -----------------------------------------------------------------------------------------------------
                      NUMBER
      PORTFOLIO       OF           TOTAL ASSETS (IN     NUMBER OF                           NUMBER OF     TOTAL ASSETS (IN
       MANAGER        ACCOUNTS     MILLIONS)            ACCOUNTS       TOTAL ASSETS         ACCOUNTS      MILLIONS)
---------------------------------------------------------------------------------------------------------------------------
Tom Allen             [--]         $                    [--]           $                    [--]          $


* Includes ING FMR(SM) Diversified Mid Cap Portfolio ($[ ] million in assets).

There were no accounts for which advisory fee is based on performance.

CONFLICTS OF INTEREST

     The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     Tom Allen is the portfolio manager of FMR(SM) Diversified Mid Cap and receives compensation for his services. As of December 31, 200[--], portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

     The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the S&P Mid Cap 400 Index and the pre-tax investment performance of the equity assets of the fund within the Lipper MidCap Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple [(E.G., one-, three-, and five-year)] measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
Tom Allen                         [--]

ING FMR(SM) EARNINGS GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES*                        VEHICLES                                      OTHER ACCTS
                      -----------------------------------------------------------------------------------------------------
                      NUMBER
      PORTFOLIO       OF           TOTAL ASSETS (IN     NUMBER OF                           NUMBER OF     TOTAL ASSETS (IN
       MANAGER        ACCOUNTS     MILLIONS)            ACCOUNTS       TOTAL ASSETS         ACCOUNTS      MILLIONS)
---------------------------------------------------------------------------------------------------------------------------
Joe Day               [--]         $                    [--]           $                    [--]          $

* Does not include ING FMR(SM) Earnings Growth Portfolio.

     There were no accounts for which advisory fee is based on performance.

CONFLICTS OF INTEREST

     The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     Joe Day is the portfolio manager of FMR Earnings Growth effective April 29, 2005 and receives compensation for his services. As of April 29, 2005, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

     The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 1000 Growth Index and the pre-tax investment performance of the equity assets of the fund within the Lipper Growth Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
Joe Day                           [--]


ING FMR(SM) SMALL CAP EQUITY PORTFOLIO

OTHER MANAGED ACCOUNTS

     THE FOLLOWING TABLE SHOWS THE NUMBER OF ACCOUNTS AND TOTAL ASSETS MANAGED BY THE PORTFOLIO MANAGER AS OF DECEMBER 31, 2005:


                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCTS
                      -----------------------------------------------------------------------------------------------------
                      NUMBER
      PORTFOLIO       OF                                NUMBER OF                           NUMBER OF
       MANAGER        ACCOUNTS     TOTAL ASSETS         ACCOUNTS       TOTAL ASSETS         ACCOUNTS      TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
Thomas Hense          [--]         $                    [--]           $                    [--]          $


POTENTIAL CONFLICTS OF INTEREST

     The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     Thomas Hense is the portfolio manager of FMR Earnings Growth effective April 29, 2005 and receives compensation for his services. As of April 29, 2005, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

     The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 1000 Growth Index and the pre-tax investment performance of the equity assets of the fund within the Lipper Growth Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

SUB-ADVISER OWNERSHIP OF SECURITIES

     The following table shows the dollar amount range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
Thomas Hense                      [--]


ING FRANKLIN INCOME PORTFOLIO

OTHER MANAGED ACCOUNTS

     THE FOLLOWING TABLE SHOWS THE NUMBER OF ACCOUNTS AND TOTAL assets in the accounts managed by the portfolio manager as of December 31, 2005.


                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCTS
                      -----------------------------------------------------------------------------------------------------
                      NUMBER
      PORTFOLIO       OF                                NUMBER OF                           NUMBER OF
       MANAGER        ACCOUNTS     TOTAL ASSETS         ACCOUNTS       TOTAL ASSETS         ACCOUNTS      TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
Charles B. Johnson    [--]         $                    [--]           $                    [--]          $
Edward D. Perks       [--]         $                    [--]           $                    [--]          $


POTENTIAL CONFLICTS OF INTEREST

         TO BE PROVIDED LATER

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

         TO BE PROVIDED LATER

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
Charles B. Johnson                [--]
Edward D. Perks                   [--]


ING GLOBAL REAL ESTATE PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCTS
                      -----------------------------------------------------------------------------------------------------
                      NUMBER
      PORTFOLIO       OF                                NUMBER OF                           NUMBER OF
       MANAGER        ACCOUNTS     TOTAL ASSETS         ACCOUNTS       TOTAL ASSETS         ACCOUNTS      TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
T. Ritson Ferguson,   [--]         $                    [--]           $                    [--]          $
CFA
Steven D. Burton,     [--]         $                    [--]           $                    [--]          $
CFA


POTENTIAL CONFLICTS OF INTEREST

         TO BE PROVIDED LATER

COMPENSATIONS STRUCTURE OF PORTFOLIO MANAGERS

         TO BE PROVIDED LATER

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
T. Ritson Ferguson, CFA           [--]
Steven D. Burton, CFA             [--]

ING GLOBAL RESOURCES PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCTS
                      -----------------------------------------------------------------------------------------------------
                      NUMBER
      PORTFOLIO       OF                                NUMBER OF                           NUMBER OF
       MANAGER        ACCOUNTS     TOTAL ASSETS         ACCOUNTS       TOTAL ASSETS         ACCOUNTS      TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
John Payne            [--]         $                    [--]           $                    [--]          $

There were no accounts for which advisory fee is based on performance.

POTENTIAL CONFLICTS OF INTEREST

     We do not believe there are any material conflicts of interest in respect of the portfolio manager's management of the Portfolio and the other accounts for which he is responsible. Our trade allocation and brokerage policies are designed to ensure that investment opportunities are allocated between all accounts on a fair and equitable basis over time. These policies would typically be implemented when the size of an offering, liquidity or other market conditions means that not all accounts could fully participate in an investment opportunity. The application of these policies which also include reviewing the actual investment performance of accounts with similar investment objectives is monitored by compliance, operational and investment personnel.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Baring believes their investment professionals are provided attractive compensation and incentive packages that are staged at three levels: base salary, incentive bonus and long-term profit sharing. All three stages are described below.

     Baring targets first or second quartile base salaries within our employees' local market of residence (i.e., Boston, London, etc.). To ensure that compensation is competitive, we commission industry recognized remuneration consultants to provide an external independent evaluation of the Baring remuneration structure on an annual basis.

     The total bonus pool is funded based on the after-tax profitability of the entire organization (as it has been for the last 15 years). Baring pays out 50% of its profits (after a capital hurdle) to the bonus compensation pool. Individual distribution for investment professionals is based primarily on team performance (approximately 33%), secondarily on individual contribution (approximately 33%) and finally on a subjective evaluation (approximately 34%). Although there are no guarantees, the incentive bonus can represent several multiples of base salary.

     The final and key feature of the Baring compensation structure is our Long-Term Incentive (Compensation) Plan (LTP), which effectively makes our senior professionals "shareholders" of the firm. On an annual basis, 40% of the total profit share pool is applied to the purchase of phantom equity, which vests on a rolling three-year basis. The value of Baring equity is determined by an independent appraisal firm at the end of each year and a market multiple is applied based on the average of publicly traded asset management firms. As a result of this plan, key employees can directly link their compensation with the growth of the business.

     In addition, employees and their families receive a full package of benefits including medical, life and disability coverage as well as a generous defined contribution plan.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
John Payne                        [--]

ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCTS
                      -----------------------------------------------------------------------------------------------------
                      NUMBER
      PORTFOLIO       OF                                NUMBER OF                           NUMBER OF
       MANAGER        ACCOUNTS     TOTAL ASSETS         ACCOUNTS       TOTAL ASSETS         ACCOUNTS(1)   TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
Steven M. Barry       [--]         $                    [--]           $                    [--]          $
Gregory H. Ekizian    [--]         $                    [--]           $                    [--]          $
David. G. Shell       [--]         $                    [--]           $                    [--]          $


(1) Of these [--] Other Accounts, [--], with total assets of $[--] have an advisory fee based on performance.

POTENTIAL CONFLICTS OF INTEREST

     GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

     GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     BASE SALARY AND PERFORMANCE BONUS. GSAM and the GSAM Growth team's
("Growth Team") compensation packages for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in their strategies or short term contributions from a portfolio manager in any given year.

     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for these Funds is the Goldman Sachs Internet Index and the S&P 500 Index.

     The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team.

     GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

     OTHER COMPENSATION. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

     Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.


                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
Steven M. Barry                   [--]

Gregory H. Ekizian                [--]
David G. Shell                    [--]

ING INTERNATIONAL PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCTS
                      -----------------------------------------------------------------------------------------------------
                      NUMBER
      PORTFOLIO       OF                                NUMBER OF                           NUMBER OF
       MANAGER        ACCOUNTS     TOTAL ASSETS         ACCOUNTS       TOTAL ASSETS         ACCOUNTS      TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
Richard T. Saler      [--]         $                    [--]           $                    [--]          $
Phillip A. Schwartz   [--]         $                    [--]           $                    [--]          $

There were no accounts for which advisory fee is based on performance.

POTENTIAL CONFLICTS OF INTEREST

     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

     While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

     Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

     A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

     ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

     A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Compensation consists of (a) base salary and (b) bonus, which is based on ING IM performance, 1 year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

     Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention. As with base salary compensation, target awards are determined and set based on external market data. Investment performance is measured on both relative and absolute performance. ING IM has defined the comparative peer group (here, the Lipper International Multi-Cap Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a "scorecard" that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for mutual fund accounts managed by the team.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                  DOLLAR RANGE OF
PORTFOLIO MANAGER                 FUND SHARES OWNED
-----------------                 -----------------
Richard T. Saler                  [--]
Phillip A. Schwartz               [--]

ING JANUS CONTRARIAN PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                            REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                            COMPANIES                       VEHICLES                                OTHER ACCTS
                            --------------------------------------------------------------------------------------------------
                            NUMBER
       PORTFOLIO            OF                              NUMBER OF                        NUMBER OF
       MANAGER              ACCOUNTS     TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------------
David Decker                [--]         $                  [--]          $                  [--]          $

There were no accounts for which advisory fee is based on performance.

POTENTIAL CONFLICTS OF INTEREST

     As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in kind when an account is opened, differences in cash flows and account sizes, and similar factors.

COMPENSATION STRUCTURE OF PORTFOLIO MANGER

     The following describes the structure and method of calculating the portfolio manager's compensation as of January 1, 2005.

     The portfolio manager is compensated by Janus Capital for managing the Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

     FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

     VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

     The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of the three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

     The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

     The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

     The Portfolio's Lipper peer group for compensation purposes is the Mid-Cap Growth Funds.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
David Decker                                [--]

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                            REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                            COMPANIES                       VEHICLES                                OTHER ACCTS
                            --------------------------------------------------------------------------------------------------
                            NUMBER
       PORTFOLIO            OF           TOTAL ASSETS (IN   NUMBER OF     TOTAL ASSETS 9IN   NUMBER OF     TOTAL ASSETS (IN
       MANAGER              ACCOUNTS     MILLIONS)          ACCOUNTS      BILLIONS)          ACCOUNTS      MILLIONS)
------------------------------------------------------------------------------------------------------------------------------
Richard Schmidt             [--]         $                  [--]          $                  [--]          $
Austin Forey                [--]         $                  [--]          $                  [--]          $

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing JPMorgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Austin Forey                                [--]


Richard Schmidt                             [--]


ING JPMORGAN SMALL CAP EQUITY PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                            REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                            COMPANIES                       VEHICLES                                OTHER ACCTS
                            --------------------------------------------------------------------------------------------------
                            NUMBER
       PORTFOLIO            OF           TOTAL ASSETS (IN   NUMBER OF     TOTAL ASSETS (IN   NUMBER OF     TOTAL ASSETS (IN
       MANAGER              ACCOUNTS     BILLIONS)          ACCOUNTS      BILLIONS)          ACCOUNTS      MILLIONS)
------------------------------------------------------------------------------------------------------------------------------
Chris T. Blum               [--]         $                  [--]          $                  [--]          $
Dennis Ruhl                 [--]         $                  [--]          $                  [--]          $

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing JPMorgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANGERS

     JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Chris T. Blum                               [--]

Dennis Ruhl                                 [--]


ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                            REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                            COMPANIES                       VEHICLES                                OTHER ACCTS
                            --------------------------------------------------------------------------------------------------
                            NUMBER
       PORTFOLIO            OF           TOTAL ASSETS (IN   NUMBER OF     TOTAL ASSETS (IN   NUMBER OF     TOTAL ASSETS (IN
       MANAGER              ACCOUNTS     BILLIONS)          ACCOUNTS      MILLIONS)          ACCOUNTS      BILLIONS)
------------------------------------------------------------------------------------------------------------------------------
Bradford L. Frishberg       [--]         $                  [--]          $                  [--]          $
Alan H. Gutmann             [--]         $                  [--]          $                  [--]          $
Glenn Gawronski             [--]         $                  [--]          $                  [--]          $

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing JPMorgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Bradford L. Frishberg                       [--]

Alan H. Gutmann                             [--]

Glenn Gawronski                             [--]

ING JULIUS BAER FOREIGN PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                            REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                            COMPANIES                       VEHICLES                                OTHER ACCTS
                            --------------------------------------------------------------------------------------------------
                            NUMBER
       PORTFOLIO            OF           TOTAL ASSETS (IN   NUMBER OF     TOTAL ASSETS (IN   NUMBER OF     TOTAL ASSETS (IN
       MANAGER              ACCOUNTS     MILLIONS)          ACCOUNTS      MILLIONS)          ACCOUNTS      MILLIONS)
------------------------------------------------------------------------------------------------------------------------------
Rudolph-Riad Younes         [--]         $                  [--]          $                  [--]          $

Richard Pell                [--]         $                  [--]          $                  [--]          $


POTENTIAL CONFLICTS OF INTEREST

     Generally, JBIM does not recommend securities to clients that it buys or sells for itself. However, JBIM may recommend securities to clients that it may buy or sell, or which its affiliates or related persons may buy or sell, for accounts in which JBIM or its affiliates or related persons may have a beneficial interest. These types of accounts will be managed in the same manner as other accounts over which JBIM has discretion.

     JBIM and its affiliates have personal trading policies and procedures in place designed to monitor and protect the interests of their clients. JBIM has adopted a Code of Ethics, which include guidelines respecting transactions in securities recommended to its clients and clear rules governing employee personal trading and accounts. These rules are incorporated into JBIM's Employees Code of Ethics Manual, which is received and certified by each employee when they are hired, and on an annual basis thereafter. We also have procedures in place for both pre-trade and post-trade compliance. The Legal and Compliance Department receives copies of all confirms and quarterly/monthly statements for covered employees.

     On accounts as to which JBIM has investment discretion, JBIM will, and will require its employees to, refrain from engaging in any securities transactions of the nature being affected for the investment advisory client until such client has completed his transaction. On accounts in which JBIM does not have investment discretion, JBIM will, and will require its employees to, refrain from engaging in any securities transactions of the nature recommended to the investment advisory client for a reasonable period after making the recommendation, taking into consideration the market conditions in the security, knowledge that the investment advisory client does not intend to follow the JBIM's recommendations, whichever shall occur first, or in the event the client accepts JBIM's recommendation, until the client's transaction is completed.

     In any event, JBIM personnel are prohibited from buying or selling securities which are recommended to its clients (a) where such purchase or sale would affect the market price of such securities, or (b) where such purchase or sale is made in anticipation of the effect of such recommendation on the market price. JBIM cannot effectively impose restrictions on security transactions by affiliated persons of JBIM who are not employed by JBIM.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The combination of our corporate culture and highly competitive salary/bonus structure is the primary reason for the low turnover of professionals in our firm. Each member is paid a highly competitive base salary with the opportunity to earn an unlimited bonus based upon contribution to the team, organizational profitability and strategy performance. Beyond this structure and our generous benefits package, two programs exist to promote long-term employee commitment and foster coherence of the various entities within the Julius Baer Group. The Julius Baer Group's compensation/incentive programs are as follows: a long-term retirement plan and a confidential long-term stock option incentive plan.

     In May 2004, JBIM took steps to ensure continuity within the business line. The firm initiated a change to the legal structure from a corporation to a limited liability company, which allows key personnel to participate directly in the business. This structure aligns the long-term economic interests of key employees with those of the company as well as provides economic disincentives for key employees to depart.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Rudolph-Riad Younes                         [--]

Richard Pell                                [--]

ING LEGG MASON VALUE PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                            REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                            COMPANIES                       VEHICLES                                OTHER ACCTS
                            --------------------------------------------------------------------------------------------------
                            NUMBER
       PORTFOLIO            OF           TOTAL ASSETS (IN   NUMBER OF     TOTAL ASSETS (IN   NUMBER OF
       MANAGER              ACCOUNTS     BILLIONS)          ACCOUNTS      BILLIONS)          ACCOUNTS      TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------------
Mary Chris Gay              [--]         $                  [--]          $                  [--]          $

* [--] of the [--] accounts receives a performance-based fee. As of December 31, 2005, the account that receives a performance-based fee had total assets of $[--].

POTENTIAL CONFLICTS OF INTEREST

     The fact that the portfolio manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the portfolio manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the portfolio manager will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. The investment adviser may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

     In the opinion of the investment adviser for the Portfolio, the portfolio manager's simultaneous management of the Fund and other accounts does not create any material conflicts of interests.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The portfolio manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the portfolio manager (these are a function of performance, retention of assets, and flows of new assets), the portfolio manager's contribution to the investment adviser's research process, and trends in industry compensation levels and practices.

     The portfolio manager is also eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.


                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Mary Chris Gay                              [--]

ING LIMITED MATURITY BOND PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                            REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                            COMPANIES                       VEHICLES                                OTHER ACCTS
                            --------------------------------------------------------------------------------------------------
                            NUMBER
       PORTFOLIO            OF                              NUMBER OF                        NUMBER OF
       MANAGER              ACCOUNTS     TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------------
James B. Kauffmann          [--]         $                  [--]          $                  [--]          $


* [--] account (with $[--] in assets under management) receives a performance-based fee.

POTENTIAL CONFLICTS OF INTEREST

     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

     While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

     Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

     A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

     ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

     A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANGERS

     Compensation consists of (a) base salary; (b) bonus which is based on ING Investment Management (ING IM) performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
James B. Kauffmann                          [--]

ING LIQUID ASSETS PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                            REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                            COMPANIES                       VEHICLES                                OTHER ACCTS
                            --------------------------------------------------------------------------------------------------
                            NUMBER
       PORTFOLIO            OF                              NUMBER OF                        NUMBER OF
       MANAGER              ACCOUNTS     TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------------
David S. Yealy              [--]         $                  [--]          $                  [--]          $

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

     While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

     Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

     A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

     ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

     A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Compensation consists of (a) base salary; (b) bonus which is based on ING Investment Management (ING IM) performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
David S. Yealy                              [--]


ING LORD ABBETT AFFILIATED PORTFOLIO

OTHER MANAGED ACCOUNTS

     As stated in the prospectus, Lord Abbett uses a team of investment adviser and analysts acting together to manage the investments of the portfolio.

     Eli M. Salzmann and Sholom Dinsky head the team of the ING Lord Abbett Affiliated Portfolio team and are primarily and jointly responsible for the day-to-day management of the portfolio.

     The following table indicates for the Portfolio as of December 31, 2005:
(1) the number of other accounts managed by each investment adviser who is primarily and/or jointly responsible for the day-to-day management of that Portfolio within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans+ (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries++ unaffiliated with Lord Abbett. (The data shown below are approximate.)

     The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


                            REGISTERED INVESTMENT           OTHER POOLED
                                  COMPANIES                 INVESTMENT VEHICLES                     OTHER ACCTS*
                            --------------------------------------------------------------------------------------------------
                            NUMBER                          NUMBER        TOTAL              NUMBER
                            OF           TOTAL ASSETS       OF            ASSETS (IN         OF            TOTAL ASSETS
     PORTFOLIO MANAGER      ACCOUNTS     (IN MILLIONS)      ACCOUNTS      MILLIONS)          ACCOUNTS      (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------
Eli M. Salzmann             [--]         $                  [--]          $                  [--]*         $*

Sholom Dinsky               [--]         $                  [--]          $                  [--]*         $*


----------
          + "Retirement and Benefit Plans" include qualified and nonqualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.
          ++ "Financial Intermediaries" include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees,

          * Included in the number of accounts and total assets is [--] account with respect to which the management fee is based on the performance of the account; such account totals approximately $[--] million in total assets.

POTENTIAL CONFLICTS OF INTEREST

     Conflicts of interest may arise in connection with the investment advisers' management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. An investment adviser potentially could use information concerning the Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment advisers' management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Lord Abbett compensates its investment advisers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment adviser's experience, reputation and competitive market rates.

     Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment adviser's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment adviser's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment adviser's assets under management, the revenues generated by those assets, or the profitability of the investment adviser's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment advisers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

         Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment adviser's profit-sharing account are based on a percentage of the investment adviser's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

         The following table indicates for the Portfolio the dollar range of shares beneficially owned by each investment adviser who is primarily and/or jointly responsible for the day-to-day management of that Portfolio, as of December 31, 2005. This table includes the value of shares beneficially owned by such investment advisers through 401(k) plans and certain other plans or accounts, if any.


                                                   DOLLAR RANGE OF
PORTFOLIO MANAGER                           PORTFOLIO SHARES OWNED
-----------------                           ----------------------
Eli M. Salzmann                             [--]

Sholom Dinsky                               [--]

ING MARSICO GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                            REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                            COMPANIES                       VEHICLES                                OTHER ACCTS
                            --------------------------------------------------------------------------------------------------
                            NUMBER
       PORTFOLIO            OF                              NUMBER OF                        NUMBER OF
       MANAGER              ACCOUNTS     TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------------
Thomas F. Marsico           [--]         $                  [--]          $                  [--]          $

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals), and commingled trustaccounts. Portfolio managers make investment decisions for each portfolio, including the ING Marsico Growth Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for one portfolio and not for another portfolio at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

     Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marciso's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account that another. Marciso's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

     As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities and compliance with its Code of Ethics.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, the portfolio manager's compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period and (2) individual achievement and contribution.

     Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marciso.

     Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis and other factors.

     In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.



                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Thomas F. Marsico                           [--]

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                            REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                            COMPANIES                       VEHICLES                                OTHER ACCTS
                            --------------------------------------------------------------------------------------------------
                            NUMBER
       PORTFOLIO            OF                              NUMBER OF                        NUMBER OF
       MANAGER              ACCOUNTS     TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------------
James G. Gendelman          [--]         $                  [--]          $                  [--]          $

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals), and commingled trustaccounts. Portfolio managers make investment decisions for each portfolio, including Marsico Growth, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for one portfolio and not for another portfolio at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

     Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marciso's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account that another. Marciso's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

     As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities and compliance with its Code of Ethics.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, the portfolio manager's compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period and (2) individual achievement and contribution.

     Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

     Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis and other factors.

     In addition to his salary and bonus, the portfolio manager may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
James G. Gendelman                          [--]

ING MERCURY LARGE CAP GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                            REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                            COMPANIES                       VEHICLES                                OTHER ACCTS
                            --------------------------------------------------------------------------------------------------
                            NUMBER
       PORTFOLIO            OF                              NUMBER OF                        NUMBER OF
       MANAGER              ACCOUNTS     TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.         [--]         $                  [--]          $                  [--]          $

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

     Certain investments may be appropriate for the Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

     To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

     In some cases, a real, potential or apparent conflict may also arise where
(i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The Merrill Lynch Investment Manager ("MLIM") Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

POLICIES AND PROCEDURES

     COMPENSATION PROGRAM

     The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

     BASE SALARY

     Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

     PERFORMANCE-BASED COMPENSATION

     MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

     To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of CLIENT FOCUS, RESPECT FOR THE INDIVIDUAL, TEAMWORK, RESPONSIBLE CITIZENSHIP and INTEGRITY. All factors are considered collectively by MLIM management.

     CASH BONUS

     Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

     STOCK BONUS

     A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

     The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

     Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

     OTHER BENEFITS

     Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Robert C. Doll, Jr.                         [--]


ING MERCURY LARGE CAP VALUE PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                            REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                 COMPANIES                          VEHICLES                             OTHER ACCTS
                            --------------------------------------------------------------------------------------------------
                               NUMBER                           NUMBER                           NUMBER
       PORTFOLIO                 OF                               OF                               OF
       MANAGER                ACCOUNTS       TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS     ACCOUNTS        TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------------
    Robert C. Doll              [--]             $               [--]             $               [--]             $


None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

     Certain investments may be appropriate for the Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

     To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

     In some cases, a real, potential or apparent conflict may also arise where
(i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The Merrill Lynch Investment Manager ("MLIM") Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

POLICIES AND PROCEDURES

     COMPENSATION PROGRAM

     The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

     BASE SALARY

     Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

     PERFORMANCE-BASED COMPENSATION

     MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

     To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of CLIENT FOCUS, RESPECT FOR THE INDIVIDUAL, TEAMWORK, RESPONSIBLE CITIZENSHIP and INTEGRITY. All factors are considered collectively by MLIM management.

     CASH BONUS

     Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

     STOCK BONUS

     A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

     The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

     Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

     OTHER BENEFITS

     Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

         The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Robert C. Doll                                       [--]


ING MFS MID CAP GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                       REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                       COMPANIES                VEHICLES                       OTHER ACCTS
                       -------------------------------------------------------------------------
                       NUMBER
      PORTFOLIO        OF                       NUMBER OF                NUMBER OF
       MANAGER         ACCOUNTS  TOTAL ASSETS*  ACCOUNTS   TOTAL ASSETS  ACCOUNTS   TOTAL ASSETS
------------------------------------------------------------------------------------------------
David E. Sette-Ducati  [--]      $              [--]       $             [--]       $

Eric B. Fischman       [--]      $              [--]       $             [--]       $

* Includes the Portfolio

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances, there may be securities which are suitable for the portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought and sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when on or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

     MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable of limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio - for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio manager total cash compensation is a combination of base and performance bonus:

     BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

          - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to the portfolio performance over a three-year period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served shorter periods).

          - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
David E. Sette-Ducati                                [--]

Eric B. Fischman                                     [--]

ING MFS TOTAL RETURN PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                       REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                       COMPANIES                VEHICLES                       OTHER ACCTS
                       -------------------------------------------------------------------------
                       NUMBER
      PORTFOLIO        OF                       NUMBER OF                NUMBER OF
       MANAGER         ACCOUNTS  TOTAL ASSETS*  ACCOUNTS   TOTAL ASSETS  ACCOUNTS   TOTAL ASSETS
------------------------------------------------------------------------------------------------
Brooks Taylor          [--]      $              [--]       $             [--]       $

Kenneth J. Enright     [--]      $              [--]       $             [--]       $

Steven R. Gorham       [--]      $              [--]       $             [--]       $

Michael W. Roberge     [--]      $              [--]       $             [--]       $

William J. Adams       [--]      $              [--]       $             [--]       $

William P. Douglas     [--]      $              [--]       $             [--]       $

Alan T. Langsner       [--]      $              [--]       $             v          $

* Includes the Portfolio

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances, there may be securities which are suitable for the portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought and sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when on or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

     MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable of limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio - for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio manager total cash compensation is a combination of base and performance bonus:

     BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

          - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to the portfolio performance over a three-year period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served shorter periods).

          - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Brooks Taylor                                        [--]
Kenneth J. Enright                                   [--]
Steven R. Gorham                                     [--]
Michael W. Roberge                                   [--]
William J. Adams                                     [--]
William P. Douglas                                   [--]
Alan T. Langsner                                     [--]
                                                     [--]

ING MFS UTILITIES PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.

                       REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                       COMPANIES                VEHICLES                       OTHER ACCTS
                       -------------------------------------------------------------------------
                       NUMBER
      PORTFOLIO        OF                       NUMBER OF                NUMBER OF
       MANAGER         ACCOUNTS  TOTAL ASSETS*  ACCOUNTS   TOTAL ASSETS  ACCOUNTS   TOTAL ASSETS
------------------------------------------------------------------------------------------------
Maura A. Shaughnessy   [--]      $              [--]       $             [--]       $

Robert D. Parsons      [--]      $              [--]       $             [--]       $

* Includes the Portfolio

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

     In certain instances, there may be securities which are suitable for the portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought and sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when on or more other clients are selling that same security.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

     MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable of limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio - for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio manager total cash compensation is a combination of base and performance bonus:

     BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

          - The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to the portfolio performance over a three-year period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served shorter periods).

          - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Maura A. Shaughnessy                                 [--]

Robert D. Parsons                                    [--]

ING OPPENHEIMER MAIN STREET PORTFOLIO(R)

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                       REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                       COMPANIES                    VEHICLES                       OTHER ACCTS
                       -----------------------------------------------------------------------------
                       NUMBER
      PORTFOLIO        OF        TOTAL ASSETS (IN   NUMBER OF                NUMBER OF
       MANAGER         ACCOUNTS  MILLIONS)          ACCOUNTS   TOTAL ASSETS  ACCOUNTS   TOTAL ASSETS
----------------------------------------------------------------------------------------------------
Nikolaos Monoyios      [--]      $                  [--]       $             [--]       $

Marc Reinganum         [--]      $                  [--]       $             [--]       $

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     As indicated above, each of the portfolio managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by OppenheimerFunds, Inc. have the same management fee. If the management fee structure of another fund or account is more advantageous to OppenheimerFunds, Inc. than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund or account. However, OppenheimerFunds, Inc.'s compliance procedures and Code of Ethics recognize its fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Portfolio's portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The Portfolio's portfolio managers are employed and compensated by OppenheimerFunds, Inc., not the Portfolio. Under OppenheimerFunds, Inc.'s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of OppenheimerFunds, Inc. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. OppenheimerFunds, Inc.'s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2005, each portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OppenheimerFunds, Inc.'s holding company parent. Senior portfolio managers may also be eligible to participate in the OppenheimerFunds, Inc.'s deferred compensation plan.

     The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help OppenheimerFunds, Inc. attract and retain talent. The annual discretionary bonus is determined by senior management of the OppenheimerFunds, Inc. and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the fund is Lipper Large Cap Core Funds Index. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio managers' compensation is not based on the total value of the Portfolio's assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds and accounts managed by the portfolio managers. The compensation structure of the other funds managed by the portfolio managers is the same as the compensation structure of the Portfolio, described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Nikolaos Monoyios                                    [--]

Marc Reinganum                                       [--]


ING PIMCO CORE BOND PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                       REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                       COMPANIES                    VEHICLES                             OTHER ACCTS
                       -------------------------------------------------------------------------------------
                       NUMBER
      PORTFOLIO        OF        TOTAL ASSETS (IN   NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
       MANAGER         ACCOUNTS  MILLIONS)          ACCOUNTS   MILLIONS)         ACCOUNTS*  MILLIONS)
------------------------------------------------------------------------------------------------------------
Pasi Hamalainen        [--]      $                  [--]       $                 [--]       $

* [--] of these accounts (with combined assets of $[--]) receive a performance-based fee.

POTENTIAL CONFLICTS OF INTEREST

     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investment of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index as the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

     KNOWLEDGE AND TIMING OF PORTFOLIO TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

     INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

     PERFORMANCE FEES. A portfolio manager may advice certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with PIMCO's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. The portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

     SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

     In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers.

     - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;
     - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
     -    Amount and nature of assets managed by the portfolio manager;
     - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
     - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
     - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
     -    Contributions to asset retention, gathering and client satisfaction;
     -    Contributions to mentoring, coaching and/or supervising; and
     -    Personal growth and skills added.

     Final award amounts are determined by PIMCO Compensation Committee.

     RENTENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI") and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

     PROFIT SHARING PLAN. Instead of a bonus, portfolio mangers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to PIMCO and the Bonus Factors. Under his employment agreement, William Goss receives a fixed percentage of the profit sharing plan.

     ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessory holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Goss received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

     From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged from Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

     Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Pasi Hamaleinen                                      [--]

ING PIMCO HIGH YIELD BOND PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                       REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                       COMPANIES                    VEHICLES                             OTHER ACCTS
                       -------------------------------------------------------------------------------------
                       NUMBER
      PORTFOLIO        OF        TOTAL ASSETS (IN   NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
       MANAGER         ACCOUNTS  MILLIONS)          ACCOUNTS   MILLIONS)         ACCOUNTS   MILLIONS)
------------------------------------------------------------------------------------------------------------
Raymond G. Kennedy     [--]      $                  [--]       $                 [--]       $

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investment of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index as the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

     KNOWLEDGE AND TIMING OF PORTFOLIO TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

     INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

     Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

     PERFORMANCE FEES. A portfolio manager may advice certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with PIMCO's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. The portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

     SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

     In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers.

     - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;
     - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
     -    Amount and nature of assets managed by the portfolio manager;
     - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
     - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
     - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
     -    Contributions to asset retention, gathering and client satisfaction;
     -    Contributions to mentoring, coaching and/or supervising; and
     -    Personal growth and skills added.

     Final award amounts are determined by PIMCO Compensation Committee.

     RENTENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI") and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

     PROFIT SHARING PLAN. Instead of a bonus, portfolio mangers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to PIMCO and the Bonus Factors. Under his employment agreement, William Goss receives a fixed percentage of the profit sharing plan.

     ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessory holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Goss received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

     From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged from Class A Units of PIMCO Partners, LLC, a

California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

     Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Raymond G. Kennedy                                   [--]

ING PIONEER FUND PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                       REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                       COMPANIES                VEHICLES                       OTHER ACCTS
                       -------------------------------------------------------------------------
                       NUMBER
      PORTFOLIO        OF                       NUMBER OF                NUMBER OF
       MANAGER         ACCOUNTS  TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS  ACCOUNTS   TOTAL ASSETS
------------------------------------------------------------------------------------------------
John A. Carey          [--]      $              [--]       $             [--]       $

Walter Hunnewell, Jr.  [--]      $              [--]       $             [--]       $

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation Structure of Portfolio Managers" below.

     - A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.
     - A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.
     - A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.
     - A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
     - If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

     - Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).
     - Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.
     - Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

     Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
John A. Carey                                        [--]

Walter Hunnewell, Jr.                                [--]

ING PIONEER MID CAP VALUE PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                       REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                       COMPANIES                VEHICLES                       OTHER ACCTS
                       -------------------------------------------------------------------------
                       NUMBER
      PORTFOLIO        OF                       NUMBER OF                NUMBER OF
       MANAGER         ACCOUNTS  TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS  ACCOUNTS   TOTAL ASSETS
------------------------------------------------------------------------------------------------
J. Rodman Wright       [--]      $              [--]       $             [--]       $

Sean Gavin             [--]      $              [--]       $             [--]       $

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

     - A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.
     - A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.
     - A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.
     - A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
     - If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

     - Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).
     - Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.
     - Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

     Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
J. Rodman Wright                                     [--]

Sean Gavin                                           [--]

ING SALOMON BROTHERS ALL CAP PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                      REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                      COMPANIES                      VEHICLES                            OTHER ACCTS
                      --------------------------------------------------------------------------------------
                      NUMBER                         NUMBER
    PORTFOLIO         OF           TOTAL ASSETS (IN  OF        TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
     MANAGER          ACCOUNTS     BILLIONS)         ACCOUNTS  BILLIONS)         ACCOUNTS   BILLIONS)
------------------------------------------------------------------------------------------------------------
John G. Goode         [--]         $                 [--]      $                 [--]       $

Peter J. Hable        [--]         $                 [--]      $                 [--]       $

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     Potential conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

     The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

     These potential conflicts include:

     ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment adviser and its affiliates.

COMPENSATION STRUCTURE OF PORTFOLIO MANGERS

     Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

     CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

     The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment advisers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
John G. Goode                                        [--]

Peter J. Hable                                       [--]


ING STOCK INDEX PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                       REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                       COMPANIES                VEHICLES                       OTHER ACCTS
                       -------------------------------------------------------------------------
                       NUMBER
      PORTFOLIO        OF                       NUMBER OF                NUMBER OF
       MANAGER         ACCOUNTS  TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS  ACCOUNTS   TOTAL ASSETS
------------------------------------------------------------------------------------------------
Hugh Whelan            [--]      $              [--]       $             [--]       $


POTENTIAL CONFLICTS OF INTEREST

     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

     While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

     Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

     A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

     ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

     A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     Compensation consists of (a) base salary; (b) bonus which is based on ING Investment Management (ING IM) performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Hugh Whelan                                          [--]

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                       REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                       COMPANIES                VEHICLES                       OTHER ACCTS
                       -------------------------------------------------------------------------
                       NUMBER
      PORTFOLIO        OF                       NUMBER OF                NUMBER OF
       MANAGER         ACCOUNTS  TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS  ACCOUNTS   TOTAL ASSETS
------------------------------------------------------------------------------------------------
Stephen W. Boesel      [--]      $              [--]       $             [--]       $


POTENTIAL CONFLICTS OF INTEREST

     We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Portfolio's investments and the investments of the other accounts.

     Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under "Compensation Structure of Portfolio Managers", our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

     T. Rowe Price has developed written trade allocation guidelines for its Trading Desk. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net price of the securities for each participating client orders depending upon the market involved. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimum positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

     Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (i.e., S&P 500 Index) and an applicable Lipper Index (i.e., Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio's assets due to the purchase or sale of Portfolio shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long term success and are highly valued.

     All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rower Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

PORTFOLIO PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Stephen W. Boesel                                    [--]

ING T. ROWE EQUITY INCOME PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                       REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                       COMPANIES                VEHICLES                       OTHER ACCTS
                       -------------------------------------------------------------------------
                       NUMBER
      PORTFOLIO        OF                       NUMBER OF                NUMBER OF
       MANAGER         ACCOUNTS  TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS  ACCOUNTS   TOTAL ASSETS
------------------------------------------------------------------------------------------------
Brian C. Rogers        [--]      $              [--]       $             [--]       $


POTENTIAL CONFLICTS OF INTEREST

     We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Portfolio's investments and the investments of the other accounts.

     Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under "Compensation Structure of Portfolio Managers", our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

     T. Rowe Price has developed written trade allocation guidelines for its Trading Desk. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net price of the securities for each participating client orders depending upon the market involved. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimum positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

     Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

     Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (i.e., S&P 500 Index) and an applicable Lipper Index (i.e., Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio's assets due to the purchase or sale of Portfolio shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long term success and are highly valued.

     All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rower Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Brian C. Rogers                                      [--]


ING TEMPLETON GLOBAL GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

         The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


                       REGISTERED INVESTMENT
                       COMPANIES                    OTHER POOLED INVESTMENT VEHICLES           OTHER ACCTS
                       -------------------------------------------------------------------------------------------
     PORTFOLIO         NUMBER OF  TOTAL ASSETS      NUMBER OF  TOTAL ASSETS           NUMBER OF  TOTAL ASSETS
     MANAGER           ACCOUNTS   (IN BILLIONS)(1)  ACCOUNTS   (IN BILLIONS) (1)      ACCOUNTS   (IN BILLIONS) (1)
     -------------------------------------------------------------------------------------------------------------
     Murdo Murchison   [--]       $                 [--]       $                      [--]       $
     Jeffrey A.        [--]       $                 [--]       $                      [--]       $
     Everett
     Lisa F. Myers     [--]       $                 [--]       $                      [--]       $


     (1) Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

POTENTIAL CONFLICTS OF INTEREST

         The management of multiple funds, including the Portfolio, and accounts may give rise to potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

         The separate management of the trade execution and valuation functions from the Portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

         The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus. Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that the Fund's Code of Ethics will adequately address such conflicts.

         The manager and the Fund have adopted certain compliance procedures that are designed to address these and other types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

         The Portfolio Manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY.  Each portfolio manager is paid a base salary.

         ANNUAL BONUS. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

               - Investment Performance: Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

               - Research: Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

               - Non-Investment Performance: For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

               - Responsibilities: The size and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION. Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

         The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005 including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.


                                                            DOLLAR RANGE OF
         PORTFOLIO MANAGER                                  PORTFOLIO SHARES OWNED
         -----------------                                  ----------------------
         Murdo Murchison                                    [--]

         Jeffrey A. Everett                                 [--]

         Lisa F. Myers                                      [--]

ING UBS U.S. ALLOCATION PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.

                       REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                       COMPANIES                    VEHICLES                             OTHER ACCTS
                       -------------------------------------------------------------------------------------
                       NUMBER
      PORTFOLIO        OF        TOTAL ASSETS (IN   NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
       MANAGER         ACCOUNTS  MILLIONS)          ACCOUNTS   MILLIONS)         ACCOUNTS   MILLIONS)
------------------------------------------------------------------------------------------------------------
Brian D. Singer        [--]      $                  [--]       $                 [--]       $

*approximately includes model for wrap accounts

None of the accounts managed are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST

     The portfolio management team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The portfolio managers receive a base salary and incentive compensation based on their personal performance.

     Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

          - Competitive salary, benchmarked to maintain competitive compensation opportunities.

          - Annual bonus, tied to individual contributions and investment performance.

          - UBS equity awards, promoting company-wide success and employee retention.

          - Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

     BASE SALARY is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

     ANNUAL BONUSES are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

     UBS AG EQUITY. Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

     Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

     PARTNERSHIP INCENTIVE PROGRAM (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Brian D. Singer                                      [--]

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                      REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                      COMPANIES                      VEHICLES                            OTHER ACCTS
                      --------------------------------------------------------------------------------------
                      NUMBER
    PORTFOLIO         OF           TOTAL ASSETS (IN  NUMBER OF TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
     MANAGER          ACCOUNTS     BILLIONS)         ACCOUNTS  BILLIONS)         ACCOUNTS   BILLIONS)
------------------------------------------------------------------------------------------------------------
Dennis Lynch          [--]         $                 [--]      $                 [--]       $

David Cohen           [--]         $                 [--]      $                 [--]       $

Sam Chainani          [--]         $                 [--]      $                 [--]       $


POTENTIAL CONFLICTS OF INTEREST

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it received from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The adviser had adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

          -    Cash Bonus;

          - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

          - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

          - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

          - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

          - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

          - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

          -    Contribution to the business objectives of the Adviser;

          -    The dollar amount of assets managed by the portfolio manager;

          -    Market compensation survey research by independent third parties;

          - Other qualitative factors, such as contributions to client objectives; and

          - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Dennis Lynch                                         [--]
David Cohen                                          [--]

Sam Chainani                                         [--]

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                       REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                       COMPANIES                    VEHICLES                             OTHER ACCTS
                       -------------------------------------------------------------------------------------
                       NUMBER
      PORTFOLIO        OF        TOTAL ASSETS (IN   NUMBER OF  TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
       MANAGER         ACCOUNTS  MILLIONS)          ACCOUNTS   MILLIONS)         ACCOUNTS   MILLIONS)
------------------------------------------------------------------------------------------------------------
Hassan Elmasry         [--]      $                  [--]       $                 [--]       $

Paras Dodhia           [--]      $                  [--]       $                 [--]       $

Ewa Borowska           [--]      $                  [--]       $                 [--]       $

Michael Allison        [--]      $                  [--]       $                 [--]       $

Jayson Vowles          [--]      $                  [--]       $                 [--]       $


POTENTIAL CONFLICTS OF INTEREST

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it received from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The adviser had adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

          -    Cash Bonus;

          - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

          - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

          - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

          - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

          - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

          - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

          -    Contribution to the business objectives of the Adviser;

          -    The dollar amount of assets managed by the portfolio manager;

          -    Market compensation survey research by independent third parties;

          - Other qualitative factors, such as contributions to client objectives; and

          - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.


                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Hassan Elmasry                              [--]
Paras Dodhia                                [--]
Ewa Borowska                                [--]
Michael Allison                             [--]
Jayson Vowles                               [--]

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


                       REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                       COMPANIES                VEHICLES                       OTHER ACCTS
                       -------------------------------------------------------------------------
                       NUMBER
      PORTFOLIO        OF                       NUMBER OF                NUMBER OF
       MANAGER         ACCOUNTS  TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS  ACCOUNTS   TOTAL ASSETS
------------------------------------------------------------------------------------------------
James A. Gilligan      [--]      $              [--]       $             [--]       $

Thomas Bastian         [--]      $              [--]       $             [--]       $

Sergio Marcheli        [--]      $              [--]       $             [--]       $

James O. Roeder        [--]      $              [--]       $             [--]       $

Vincent V. Vizachero   [--]      $              [--]       $             [--]       $


POTENTIAL CONFLICTS OF INTEREST

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it received from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The adviser had adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

          -    Cash Bonus;

          - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

          - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

          - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

          - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

          - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

          - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

          -    Contribution to the business objectives of the Adviser;

          -    The dollar amount of assets managed by the portfolio manager;

          -    Market compensation survey research by independent third parties;

          - Other qualitative factors, such as contributions to client objectives; and

          - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
James A. Gilligan                           [--]
Thomas Bastian                              [--]
Sergio Marcheli                             [--]
James O. Roeder                             [--]
Vincent Vizachero                           [--]

ING VAN KAMPEN REAL ESTATE PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.

                      REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                      COMPANIES                      VEHICLES                            OTHER ACCTS
                      --------------------------------------------------------------------------------------
                      NUMBER
    PORTFOLIO         OF           TOTAL ASSETS (IN  NUMBER OF TOTAL ASSETS (IN  NUMBER OF  TOTAL ASSETS (IN
     MANAGER          ACCOUNTS     BILLIONS)         ACCOUNTS  BILLIONS)         ACCOUNTS   BILLIONS)
------------------------------------------------------------------------------------------------------------
Theodore R. Bigman    [--]         $                 [--]      $                 [--]       $


The portfolio manager manages [--] accounts with a total of $[--] million with performance based fees.

POTENTIAL CONFLICTS OF INTEREST

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the adviser may receive fees from certain accounts that are higher than the fee it received from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The adviser had adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

          -    Cash Bonus;

          - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

          - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

          - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and

          - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

          - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods;

          - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

          -    Contribution to the business objectives of the Adviser;

          -    The dollar amount of assets managed by the portfolio manager;

          -    Market compensation survey research by independent third parties;

          - Other qualitative factors, such as contributions to client objectives; and

          - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Theodore R. Bigman                                   [--]


ING VP INDEX PLUS INTERNATIIONAL EQUITY PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005:


                    REGISTERED INVESTMENT      OTHER POOLED
                          COMPANIES        INVESTMENT VEHICLES     OTHER ACCTS
                    ------------------------------------------------------------
                     NUMBER                 NUMBER               NUMBER
                       OF         TOTAL       OF       TOTAL       OF      TOTAL
PORTFOLIO MANAGER   ACCOUNTS     ASSETS    ACCOUNTS    ASSETS   ACCOUNTS  ASSETS
--------------------------------------------------------------------------------
  Carl Ghielen        [--]         $         [--]        $        [--]      $
  Martin Jansen       [--]         $         [--]        $        [--]      $


POTENTIAL CONFLICTS OF INTEREST

     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the Portfolio and management of other accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, model portfolios used for wrap fee programs and hedge funds. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, ING IM has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

     While ING IM does not monitor the specific amount of time that a portfolio manager spends on a single account, senior personnel periodically review the performance of portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

     Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that account. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one account and not another account. Generally, however, accounts in a particular product strategy with similar objectives are managed similarly. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

     A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.

     ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, ING IM attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of ING IM so that fair and equitable allocation will occur over time.

     A portfolio manager may manage an account which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Compensation consists of (a) base salary and (b) bonus, which is based on ING IM performance, 1 year pre-tax performance of mutual fund accounts the portfolio managers are primarily and jointly responsible for relative to peer universe performance and revenue growth of the funds they are responsible for.

     Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention. As with base salary compensation, target awards are determined and set based on external market data. Investment performance is measured on both relative and absolute performance. ING IM has defined the comparative peer group (here, the Lipper International Multi-Cap Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a "scorecard" that is reviewed on an annual basis. The scorecard measures investment performance versus a comparative peer group over the past calendar year and factors in year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for mutual fund accounts managed by the team.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Carl Ghielen                                         [--]
Martin Jansen                                        [--]


ING WELLS FARGO MID CAP DISCIPLINED PORTFOLIO

OTHER MANAGED ACCOUNTS

         The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005:


                            REGISTERED INVESTMENT      OTHER POOLED
                                  COMPANIES        INVESTMENT VEHICLES     OTHER ACCTS
                            ------------------------------------------------------------
                             NUMBER                 NUMBER               NUMBER
                               OF         TOTAL       OF       TOTAL       OF      TOTAL
   PORTFOLIO MANAGER        ACCOUNTS     ASSETS    ACCOUNTS    ASSETS   ACCOUNTS  ASSETS
----------------------------------------------------------------------------------------
Robert J. Costomiris, CFA     [--]         $         [--]        $        [--]      $


POTENTIAL CONFLICTS OF INTEREST

         As an investment adviser, Wells Capital Management has fiduciary responsibilities to act in the best interests of its clients. Such duties include: (1) reasonable and independent basis for its investment advice; (2) seeking best price execution for clients' securities transactions, ensuring that the investment advice is suitable to the client's objectives; and (3) refraining from engaging in personal securities transactions inconsistent with client interests.

         Wells Capital Management's portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

          Wells Capital Management has an internal compliance group headed by the Director of Business Risk Management, Mai Shiver, who reports directly to the firm president. All employee investment activities are monitored by the internal compliance group according to the Compliance Manual and Code of Ethics documents, which set forth compliance policies, procedures and requirements for the firm and its employees.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

         Wells Capital Management has a comprehensive and competitive compensation program. We use annual surveys to reassess salary points, bonuses and deferred compensation.

         Compensation for portfolio managers is geared toward relative investment performance within acceptable risk parameters and may reflect net asset changes. Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. We custom-tailor personal scorecards to measure positive contributions to relative investment results. We preset ranges so incentive opportunities are known and measured continually.

         Talented investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, aligns the interests of the investment team with the clients, and provides direct participation in the growth and success of the company and its clients.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                    DOLLAR RANGE OF
PORTFOLIO MANAGER                   FUND SHARES OWNED
-----------------------------------------------------
Robert J. Costomiris, CFA           [--]


ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO

OTHER MANAGED ACCOUNTS

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005:


                              REGISTERED INVESTMENT            OTHER POOLED
                                    COMPANIES               INVESTMENT VEHICLES             OTHER ACCTS
                           -------------------------------------------------------------------------------------
                             NUMBER                         NUMBER                     NUMBER
                               OF           TOTAL             OF           TOTAL         OF           TOTAL
    PORTFOLIO MANAGER       ACCOUNTS        ASSETS         ACCOUNTS       ASSETS      ACCOUNTS       ASSETS
----------------------------------------------------------------------------------------------------------------
    Robert Costomiris         [--]            $              [--]            $          [--]            $


POTENTIAL CONFLICTS OF INTEREST

     As an investment adviser, Wells Capital Management has fiduciary responsibilities to act in the best interests of its clients. Such duties include: (1) reasonable and independent basis for its investment advice; (2) seeking best price execution for clients' securities transactions, ensuring that the investment advice is suitable to the client's objectives; and (3) refraining from engaging in personal securities transactions inconsistent with client interests.

     Wells Capital Management's portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

      Wells Capital Management has an internal compliance group headed by the Director of Business Risk Management, Mai Shiver, who reports directly to the firm president. All employee investment activities are monitored by the internal compliance group according to the Compliance Manual and Code of Ethics documents, which set forth compliance policies, procedures and requirements for the firm and its employees.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Wells Capital Management has a comprehensive and competitive compensation program. We use annual surveys to reassess salary points, bonuses and deferred compensation.

     Compensation for portfolio managers is geared toward relative investment performance within acceptable risk parameters and may reflect net asset changes. Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. We custom-tailor personal scorecards to measure positive contributions to relative investment results. We preset ranges so incentive opportunities are known and measured continually.

     Talented investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, aligns the interests of the investment team with the clients, and provides direct participation in the growth and success of the company and its clients.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.


                                    DOLLAR RANGE OF
PORTFOLIO MANAGER                   FUND SHARES OWNED
-----------------------------------------------------
Robert J. Costomiris, CFA           [--]

                          EXPENSE LIMITATION AGREEMENT

     DSI has entered into an expense limitation agreement with the Portfolios listed below pursuant to which DSI has agreed to waive or limit its fees. In connection with this agreement, DSI will assume other expenses so that the total annual ordinary operating expenses of these Portfolios (which excludes interest, taxes, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio's business, and expenses of any counsel or other persons or services retained by the Portfolio's Trustees who are not "interested persons" (as defined in the 1940 Act) of DSI) do not exceed the limits set forth below of the Portfolio's average daily net assets, subject to possible recoupment by the Adviser within three years.


                           PORTFOLIO                              SERVICE 2            CLASS I            CLASS S
     -------------------------------------------------------------------------------------------------------------
     ING Equities Plus Portfolio                                    0.80%               0.40%              0.65%
     ING FMR(SM) Earnings Growth Portfolio                          1.15%               0.75%              1.00%
     ING FMR(SM) Small Cap Equity Portfolio                         1.40%               1.00%              1.25%
     ING Franklin Income Portfolio
     ING Global Real Estate Portfolio                               1.40%               1.00%              1.25%
     ING Goldman Sachs Tollkeeper(SM) Portfolio                     1.55%               1.15%              1.40%
     ING JPMorgan Value Opportunities Portfolio                     0.93%               0.53%              0.78%
     ING Marsico International Opportunities Portfolio              1.08%               0.68%              0.93%
     ING MFS Utilities Portfolio                                    1.20%               0.80%              1.05%
     ING Pioneer Fund Portfolio                                     0.71%               0.96%              1.11%
     ING Pioneer Mid Cap Value Portfolio                            0.65%               0.90%              1.05%
     ING Quantitative Small Cap Value Portfolio
     ING VP Index Plus International Equity Portfolio               0.95%               0.55%              0.80%
     ING Wells Fargo Small Cap Disciplined Portfolio                1.27%               0.87%              1.12%


     The expense limitation agreement provides that the expense limitation shall continue until May 1, 2007 for Equities Plus, FMR(SM) Small Cap Equity, Global Real Estate, Goldman Sachs Tollkeeper(SM), MFS Utilities, VP Index Plus International Equity, and Wells Fargo Small Cap Disciplined. The expense limitations for FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities and Pioneer Mid CapValue shall continue through September 23, 2007. These Portfolios' expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSI provides written notice of termination of the agreement to a lead Independent Trustee of the Registrant within ninety (90) days prior to the end of the then-current term or upon termination of the Agreement. The expense limitation agreement may also be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior notice to DSI at its principal place of business. Pursuant to a side agreement effective September 23, 2005, DSI has effected an expense limit for Pioneer Fund through September 23, 2007. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if DSI elects to renew it.

     Further, the Adviser has voluntarily agreed to waive its rights to recoupment under Section 2 of the Expense Limitation Agreement between DSI and the Trust, dated January 1, 2005, for the Service 2 Class, Class I, and Class S shares of Goldman Sachs Tollkeeper. DSI waives its rights to recoupment for the period from January 1, 2005 through December 31, 2005.

                                  ADMINISTRATOR

     ING Funds Services ("Administrator") serves as Administrator for Equities Plus, FMR(SM) Earnings Growth, Franklin Income, Global Real Estate, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios pursuant to the administration agreement with the Trust. Its principal place of business is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. Subject to the supervision of the Board, the Administrator provides all administrative services necessary for the operation of FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, MFS Utilities Portfolios, and VP Index Plus International Equity except for those services performed by the Adviser under the Advisory Agreement, the Sub-Adviser under the respective sub-advisory agreements, if applicable, the Custodian for the FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios under the Custodian Agreement, the Transfer Agent under the Transfer Agency Agreement and such other service providers as may be retained by FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios from time to time. The Administrator acts as a liaison among these service providers to FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios. ING Funds Services also furnishes FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios with adequate personnel, office space, communications facilities and other facilities necessary for the operation of FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios. These services include preparation of annual and other reports to shareholders and to the SEC. ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by other service providers. The Administrator is also responsible for monitoring FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios' compliance with applicable legal requirements and with their investment policies and restrictions for the Portfolios.

     The administration agreement with ING Funds Services may be cancelled by the Trust on behalf of a Portfolio, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days' written notice to the Trust.

     During periods when FMR(SM) Earnings Growth, JPMorgan Value Opportunities, Marsico International Opportunities, and MFS Utilities Portfolios invest directly in investment securities, each pays the Administrator an annual fee, payable monthly in arrears, equal to 0.10% of average daily net assets. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of the Adviser.

     The Administrator did not receive any fees on behalf of Equities Plus, FMR(SM) Earnings Growth, FMR(SM) Small Cap Equity, Franklin Income, Global Real Estate, JPMorgan Value Opportunities, Marsico International Opportunities MFS Utilities, Quantitative Small Cap Value, VP Index Plus International Equity and Wells Fargo Small Cap Disciplined Portfolios because these Portfolios had not commenced operations as of the fiscal year ended December 31, 2005.

                          DISTRIBUTION OF TRUST SHARES

     DSI serves as the Portfolios' distributor and principal underwriter. DSI's principal executive offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. DSI is not obligated to sell a specific amount of the Portfolio's shares. DSI bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by DSI in connection with the distribution or sale of the shares. DSI also serves as Adviser to the Trust and therefore is an affiliate to the Trust.

     The Trustees have classified shares of each of the Portfolios into three classes: Institutional Class ("Class I") shares; Service Class ("Class S") shares; and Service 2 Class ("Service 2") shares. Stock Index offers Class I shares only. Shares of each class of each Portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, the Class I, Class S and Service 2 shares have the features described below:

     The Class I shares are not subject to an initial sales charge, [contingent deferred sales charge], shareholder servicing fee or a Rule 12b-1 distribution fee.

     The Class S shares are not subject to an initial sales charge, [contingent deferred sales charge] or Rule 12b-1 distribution fee, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum.

     The Service 2 shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.25% of average daily net assets per annum. DSI has agreed to waive a portion of the distribution fee for Service 2 shares. The expense waiver will continue through at least [May 1, 2007, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future.

     DISTRIBUTION PLAN

     The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (the "Plan") on behalf of the Service 2 shares of the Portfolios (the "12b-1 Portfolios").

     The Plan provides that the Service 2 shares of the 12b-1 Portfolios shall pay a distribution fee (the "Distribution Fee"), for distribution services including payments to DSI, the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolios for distribution services. The Distributor may use all or any portion of such Distribution Fee to pay for fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. The Plan was approved by all of the Trustees, including all of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan.

     Since the Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of arrangement is characterized by the staff of the SEC as being of the "reimbursement variety" (in contrast to "compensation" arrangements by which a distributor's payments are directly linked to its expenses). The Service 2 shares of the 12b-1 Portfolios, however, are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. Each 12b-1 Portfolio's Service 2 shares are entitled to exclusive voting rights with respect to matters concerning the Plan.

     The Plan permits the 12b-1 Portfolios to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolio attributable to an insurance company's variable contract owners during that quarterly period. Expenses payable pursuant to the Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective variable contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the 12b-1 Portfolios' shares; (d) obtaining information and providing explanations to variable contract owners regarding the 12b-1 Portfolios' investment objectives and policies and other information about the 12b-1 Portfolios; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts; (f) training sales personnel regarding the 12b-1 Portfolios; (g) personal service and/or maintenance of variable contract owners' accounts with respect to the 12b-1 Portfolios' accounts; and (h) financing any other activity that the Board determines is primarily intended to result in the sale of the 12b-1 Portfolios' shares. The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Plan. The Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan, cast in-person at a meeting called for that purpose. The Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the 12b-1 Portfolios. The Plan may not be amended to increase materially the amount that may be spent for distribution by the 12b-1 Portfolios without the approval of a majority of the outstanding shares of each of the 12b-1 Portfolios. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

     The Plan was adopted because of its anticipated benefit to the 12b-1 Portfolios. These anticipated benefits include increased promotion and distribution of the 12b-1 Portfolios' shares, an enhancement in the 12b-1 Portfolios' ability to maintain accounts and improve asset retention and increased stability of net assets for the 12b-1 Portfolios.

     As of fiscal year ended December 31, 2005, Service 2 shares of the PIMCO High Yield and Limited Maturity Bond Portfolios were not yet offered. As a result, no payments for these two Portfolios were made under the Plan during 2005.

SHAREHOLDER SERVICING AGREEMENT

     Effective May 24, 2002, the Trust entered into a shareholder servicing agreement (the "Shareholder Servicing Agreement") on behalf of the Class S and Service 2 shares of the Trust. Under the Shareholder Services Agreement, DSI (the "Shareholder Services Agent") has agreed to provide certain services including, but not limited to, the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Portfolios and certain other matters pertaining to the Portfolios; assist shareholders in designating or changing account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish quarterly and year-end statements and confirmations of purchases and redemptions; transmit on behalf of the Portfolios, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Portfolios; receive, tabulate and transmit to the Trust proxies executed by shareholders with respect to meetings of shareholders of the 12b-1 Portfolios; and provide such other related services as the Portfolios or a shareholder may request. The Shareholder Servicing Agent may subcontract with other parties for the provision of shareholder support services.

     In consideration of the services provided by the Shareholder Servicing Agent pursuant to the Servicing Agreement, the Shareholder Servicing Agent receives from each 12b-1 Portfolio's Service 2 and Class S shares a fee of 0.25%, expressed as a percentage of the average daily net asset values of the Portfolio's shares.

DISTRIBUTION AND SHAREHOLDER SERVICE FEE AMOUNTS PAID

     For the fiscal year ended December 31, 2005, the Shareholder Services Agent received fees from Service 2 and Class S shares of the Portfolios in the amounts set forth below. Additionally, the Distributor received distribution fees in connection with the costs of promotion and distribution-related expenses for the Service 2 shares of the Portfolios for the fiscal period ended December 31, 2005 as set forth below. The Distributor in turn re-allocated the 12b-1 fees it received to various affiliated Insurance Companies who offer Service 2 shares through variable annuity or variable life insurance or other qualified retirement plan products.

     Because Equities Plus, FMR(SM) Small Cap Equity, Franklin Income, Global Real Estate AND Quantitative Small Cap Value had not commenced operations as of December 31, 2005, payments have not been made under the Distribution Plan and Shareholder Services Agreement.

DISTRIBUTION FEES

                      ALLIANCEBERNSTEIN
                           MID CAP         CAPITAL GUARDIAN      CAPITAL GUARDIAN         EAGLE ASSET
                           GROWTH         SMALL/MID CAP (1)     U.S. EQUITIES (1)    CAPITAL APPRECIATION      EQUITIES PLUS
                   -------------------------------------------------------------------------------------------------------------
                               SERVICE
                     CLASS S      2       CLASS S   SERVICE 2   CLASS S   SERVICE 2   CLASS S   SERVICE 2    Class S   SERVICE 2
                   ----------  --------  --------  ----------  --------  ----------  --------  -----------  --------  ----------
Advertising                $         $          $           $         $           $         $           $          $           $

Printing                   $         $          $           $         $           $         $           $          $           $
Salaries &
Commissions                $         $          $           $         $           $         $           $          $           $

Broker Servicing           $         $          $           $         $           $         $           $          $           $

Miscellaneous              $         $          $           $         $           $         $           $          $           $
                   -------------------------------------------------------------------------------------------------------------
Total                      $         $          $           $         $           $         $           $          $           $
                   =============================================================================================================


                                                                  FMR(SM)
                        EVERGREEN            EVERGREEN          DIVERSIFIED           GLOBAL                      GOLDMAN SACHS
                     HEALTH SCIENCES           OMEGA              MID CAP           RESOURCES(1)                  TOLLKEEPER(SM)
                   ---------------------------------------------------------------------------------------------------------------
                                                   SERVICE            SERVICE
                   CLASS S  SERVICE 2   CLASS S       2      CLASS S     2      CLASS S    SERVICE 2  CLASS I  CLASS S   SERVICE 2
                   -------  ---------   -------   ---------  -------  --------  --------  ----------  -------  -------  ----------
Advertising              $          $         $          $         $        $         $            $        $        $           $

Printing                 $          $         $          $         $        $         $            $        $        $           $
Salaries &
Commissions              $          $         $          $         $        $         $            $        $        $           $

Broker Servicing         $          $         $          $         $        $         $            $        $        $           $

Miscellaneous            $          $         $          $         $        $         $            $        $        $           $
                  ----------------------------------------------------------------------------------------------------------------
Total                    $          $         $          $         $        $         $            $        $        $           $
                  ================================================================================================================

                                                               JPMORGAN EMERGING               JPMORGAN
                       INTERNATIONAL     JANUS CONTRARIAN (1)  MARKETS EQUITY (1)          SMALL CAP EQUITY
                   ----------------------------------------------------------------------------------------------
                                                    SERVICE
                   CLASS S   SERVICE 2   CLASS S       2      CLASS S   SERVICE 2   CLASS S   SERVICE 2   CLASS I
                   -------   ---------   -------    -------   -------   ---------   -------   ---------   -------
Advertising              $           $         $          $         $           $         $           $         $

Printing                 $           $         $          $         $           $         $           $         $
Salaries &
Commissions              $           $         $          $         $           $         $           $         $

Broker Servicing         $           $         $          $         $           $         $           $         $

Miscellaneous            $           $         $          $         $           $         $           $         $
                  -----------------------------------------------------------------------------------------------
Total                    $           $         $          $         $           $         $           $         $
                  ===============================================================================================


                             JULIUS                    LEGG MASON              LIMITED MATURITY               LIQUID
                          BAER FOREIGN                    VALUE                      BOND                     ASSETS
                  ---------------------------------------------------------------------------------------------------------------
                  CLASS S  SERVICE 2  CLASS I  CLASS S   SERVICE 2   CLASS I  CLASS S   SERVICE 2   CLASS S   SERVICE 2   CLASS I
                  -------  ---------  -------  -------   ---------   -------  -------   ---------   -------   ---------   --------
Advertising             $          $        $        $           $         $        $           $         $           $         $

Printing                $          $        $        $           $         $        $           $         $           $         $
Salaries &
Commissions             $          $        $        $           $         $        $           $         $           $         $

Broker Servicing        $          $        $        $           $         $        $           $         $           $         $

Miscellaneous           $          $        $        $           $         $        $           $         $           $         $
                  -------------------------------------------- ------------------------------------------------------------------
Total                   $          $        $        $           $         $        $           $         $           $         $
                  ============================================-==================================================================

                            MARSICO             MERCURY LARGE CAP             MFS MID CAP
                            GROWTH                 GROWTH (1)                   GROWTH
                  -------------------------------------------------------------------------------
                  CLASS S  SERVICE 2  CLASS I  CLASS S   SERVICE 2   CLASS S  SERVICE 2   CLASS I
                  -------  ---------  -------  -------   ---------   -------  ----------  -------
Advertising             $          $        $        $           $         $          $         $

Printing                $          $        $        $           $         $          $         $
Salaries &
Commissions             $          $        $        $           $         $          $         $

Broker Servicing        $          $        $        $           $         $          $         $

Miscellaneous           $          $        $        $           $         $          $         $
                  -------------------------------------------------------------------------------
Total                   $          $        $        $           $         $          $         $
                  ===============================================================================


                              MFS                      OPPENHEIMER              PIMCO               PIMCO         SALOMON BROTHERS
                          TOTAL RETURN                 MAIN STREET            CORE BOND          HIGH YIELD            ALL CAP
                  ------------------------------------------------------------------------------------------------------------------
                                                        SERVICE
                  CLASS S  SERVICE 2  CLASS I  CLASS S     2     CLASS I  CLASS S  SERVICE 2  CLASS S  SERVICE 2  CLASS S  SERVICE 2
                  -------  ---------  -------  -------  -------  -------  -------  ---------  -------  ---------  -------  ---------
Advertising             $          $        $        $        $        $        $          $        $          $        $        $

Printing                $          $        $        $        $        $        $          $        $          $        $        $
Salaries &
Commissions             $          $        $        $        $        $        $          $        $          $        $        $

Broker Servicing        $          $        $        $        $        $        $          $        $          $        $        $

Miscellaneous           $          $        $        $        $        $        $          $        $          $        $        $
                  -----------------------------------------------------------------------------------------------------------------
Total                   $          $        $        $        $        $        $          $        $          $        $        $
                  =================================================================================================================

                                              T. ROWE PRICE               T. ROWE PRICE
                                                 CAPITAL                     EQUITY
                       STOCK INDEX            APPRECIATION                   INCOME
                  ----------------------------------------------------------------------------
                  CLASS I  SERVICE 2  CLASS S  SERVICE 2  CLASS I  CLASS S  SERVICE 2  CLASS I
                  -------  ---------  -------  ---------  -------  -------  ---------  -------
Advertising             $          $        $          $        $        $          $        $

Printing                $          $        $          $        $        $          $        $
Salaries &
Commissions             $          $        $          $        $        $          $        $

Broker Servicing        $          $        $          $        $        $          $        $

Miscellaneous           $          $        $          $        $        $          $        $
                  ----------------------------------------------------------------------------
Total                   $          $        $          $        $        $          $        $
                  ============================================================================


                         UBS                   VAN KAMPEN               VAN KAMPEN           VAN KAMPEN
                         U.S.                    EQUITY                   GLOBAL             GROWTH AND
                    ALLOCATION (1)               GROWTH                  FRANCHISE             INCOME
                  ------------------------------------------------------------------------------------------------
                                               SERVICE
                  CLASS S  SERVICE 2  CLASS S     2      CLASS I   CLASS S  SERVICE 2  CLASS S  SERVICE 2  CLASS I
                  -------  ---------  -------  --------  -------   -------  ---------  -------  ---------  -------
Advertising             $          $        $         $        $         $          $        $          $        $

Printing                $          $        $         $        $         $          $        $          $        $
Salaries &
Commissions             $          $        $         $        $         $          $        $          $        $

Broker Servicing        $          $        $         $        $         $          $        $          $        $

Miscellaneous           $          $        $         $        $         $          $        $          $        $
                  ------------------------------------------------------------------------------------------------
Total                   $          $        $         $        $         $          $        $          $        $
                  ================================================================================================

                                      VAN KAMPEN
                                     REAL ESTATE               VP INDEX PLUS
                           -----------------------------   INTERNATIONAL EQUITY
                           CLASS S   SERVICE 2   CLASS I   SERVICE   SERVICE 2
                           -------   ---------   -------   -------   ---------
Advertising                      $           $         $   $         $

Printing                         $           $         $   $         $
Salaries &
Commissions                      $           $         $   $         $

Broker Servicing                 $           $         $   $         $

Miscellaneous                    $           $         $   $         $
                           -----------------------------
Total                            $           $         $   $         $
                           =============================


(1) As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio. As of August 15, 2005, ING Mercury Focus Value Portfolio is known as ING Mercury Large Cap Value Portfolio. As of August 29, 2005, ING Jennison Equity Opportunities Portfolio is known as ING Wells Fargo Mid Cap Disciplined Portfolio. As of December 1, 2005, ING Salomon Brothers Investors Portfolio is known as ING Lord Abbett Affiliated Portfolio. As of December 5, 2005, ING Capital Guardian Managed Global Growth Portfolio is known as ING Templeton Global Growth Portfolio.

SHAREHOLDER SERVICE FEES


                                                                             SHAREHOLDER SERVICES AGREEMENT
     --------------------------------------------------------------------------------------------------------------
                              PORTFOLIOS                                2005            2004             2003
     --------------------------------------------------------------------------------------------------------------
     ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
     Service 2                                                                    $        12,332   $         3,809
     Class S                                                                      $     1,386,455   $       960,951

     ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO (1)
     Service 2                                                                    $         8,673   $         3,972
     Class S                                                                      $     1,368,773   $     1,089,963

     ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO (1)
     Service 2                                                                    $        12,201   $         8,666
     Class S                                                                      $     1,561,907   $     1,009,866

     ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO

     Service 2                                                                    $         2,188   $         1,387
     Class S                                                                      $       541,843   $       457,584

     ING EVERGREEN HEALTH SCIENCES PORTFOLIO
     Service 2                                                                    $         1,263               N/A
     Class S                                                                      $        37,281               N/A

     ING EVERGREEN OMEGA PORTFOLIO
     Service 2                                                                    $           107               N/A
     Class S                                                                      $         5,800               N/A

     ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO
     Service 2                                                                    $         8,795   $         4,388
     Class S                                                                      $       471,117   $       299,700

     ING FMR(SM) EARNINGS GROWTH PORTFOLIO
     Service 2                                                                               [--]              [--]
     Class S                                                                                 [--]              [--]

     ING GLOBAL RESOURCES PORTFOLIO (1)
     Service 2                                                                    $         9,175   $         2,542
     Class S                                                                      $       411,178   $       211,900

     ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO
     Service 2                                                                    $         4,823   $         2,152
     Class S                                                                      $       144,593   $        76,995

     ING INTERNATIONAL PORTFOLIO
     Service 2                                                                    $         9,993   $         5,271
     Class S                                                                      $       468,419   $       376,024

     ING JANUS CONTRARIAN PORTFOLIO (1)
     Service 2                                                                    $         2,194   $           714
     Class S                                                                      $       139,555   $        82,250

     ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (1)
     Service 2                                                                    $         6,015   $         1,759
     Class S                                                                      $       310,180   $       186,543

     ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
     Service 2                                                                    $        28,737   $        11,017
     Class S                                                                      $       242,767   $        80,300

     ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO
     Service 2                                                                               [--]              [--]
     Class S                                                                                 [--]              [--]

     ING JULIUS BAER FOREIGN PORTFOLIO
     Service 2                                                                    $        12,081   $         2,652
     Class S                                                                      $       388,762   $        46,283

     ING LEGG MASON VALUE PORTFOLIO
     Service 2                                                                    $        12,582   $         9,688
     Class S                                                                      $       611,126   $       439,900

     ING LIMITED MATURITY BOND PORTFOLIO

                              PORTFOLIOS                                     SHAREHOLDER SERVICES AGREEMENT
     --------------------------------------------------------------------------------------------------------------
     Service 2                                                                    $     1,187,526   $     1,576,847
     Class S                                                                      ---------------   ---------------


                                                                        2005            2004             2003
     --------------------------------------------------------------------------------------------------------------
     ING LIQUID ASSETS PORTFOLIO
     Service 2                                                                    $        15,868   $         9,254
     Class S                                                                      $     2,099,739   $     2,466,514

     ING LORD ABBETT AFFILIATED PORTFOLIO
     Service 2                                                                    $         2,095   $         1,464
     Class S                                                                      $       410,226   $       273,178

     ING MARSICO GROWTH PORTFOLIO
     Service 2                                                                    $        16,597   $         8,511
     Class S                                                                      $     2,074,094   $     1,753,795

     ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO
     Service 2                                                                               [--]              [--]
     Class S                                                                                 [--]              [--]

     ING MERCURY LARGE CAP GROWTH PORTFOLIO (1)
     Service 2                                                                    $         2,231   $         1,087
     Class S                                                                      $        38,615   $        22,861

     ING MERCURY LARGE CAP VALUE PORTFOLIO (1)
     Service 2                                                                    $         2,259   $           657
     Class S                                                                      $        95,847   $        36,884

     ING MFS MID CAP GROWTH PORTFOLIO
     Service 2                                                                    $        19,118   $        10,051
     Class S                                                                      $     1,852,603   $     1,553,196

     ING MFS TOTAL RETURN PORTFOLIO
     Service 2                                                                    $        40,016   $        21,921
     Class S                                                                      $     3,470,230   $     2,823,643

     ING MFS UTILITIES PORTFOLIO
     Service 2                                                                               [--]              [--]
     Class S                                                                                 [--]              [--]

     ING OPPENHEIMER MAIN STREET PORTFOLIO(R)
     Service 2                                                                    $         3,369   $         2,626
     Class S                                                                      $     1,556,578   $     1,465,240

     ING PIMCO CORE BOND PORTFOLIO
     Service 2                                                                    $        32,074   $        24,913
     Class S                                                                      $     1,517,203   $     1,328,709

     ING PIMCO HIGH YIELD PORTFOLIO                                               ---------------
     Service 2                                                                                 --               N/A
     Class S                                                                      $     1,038,905               N/A

     ING PIONEER FUND PORTFOLIO
     Service 2                                                                               [--]              [--]
     Class S                                                                                 [--]              [--]

     ING PIONEER MID CAP PORTFOLIO                                                           [--]              [--]
                                                                                             [--]              [--]

     ING SALOMON BROTHERS ALL CAP PORTFOLIO
     Service 2                                                                    $        14,684   $         4,261
     Class S                                                                      $     1,140,927   $       800,498

     ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
     Service 2                                                                    $        53,489   $        21,767
     Class S                                                                      $     3,995,368   $     2,804,597

     ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
     Service 2                                                                    $        25,702   $        12,507
     Class S                                                                      $     2,028,011   $     1,223,206

     ING TEMPLETON GLOBAL GROWTH PORTFOLIO (1)
     Service 2                                                                    $         4,805   $         1,710
     Class S                                                                      $       905,128   $       678,508

     ING UBS U.S. ALLOCATION PORTFOLIO (1)                                        $         2,897   $           456

                              PORTFOLIOS                                      SHAREHOLDER SERVICES AGREEMENT
     --------------------------------------------------------------------------------------------------------------
     Service 2                                                                    $       213,504   $       128,621
     Class S

     ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
     Service 2                                                                    $        11,251   $         6,898
     Class S                                                                      $        87,616   $        40,190

     ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
     Service 2                                                                    $        36,307   $        15,892
     Class S                                                                      $       208,744   $        84,040

     ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
     Service 2                                                                    $        53,609   $        26,829
     Class S                                                                      $     1,916,002   $     1,592,547

     ING VAN KAMPEN REAL ESTATE PORTFOLIO
     Service 2                                                                    $        15,904   $         6,855
     Class S                                                                      $     1,042,253   $       620,353

     ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO
     Service 2                                                                                N/A               N/A
     Class S                                                                                  N/A               N/A

     ING WELLS FARGO MID CAP DISCIPLINED PORTFOLIO
     Service 2                                                                    $         3,539   $         1,770
     Class S                                                                      $       802,100   $       723,714

     ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO
     Service 2                                                                                N/A               N/A
     Class S                                                                                  N/A               N/A


(1) As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio. As of August 15, 2005, ING Mercury Focus Value Portfolio is known as ING Mercury Large Cap Value Portfolio. As of August 29, 2005, ING Jennison Equity Opportunities Portfolio is known as ING Wells Fargo Mid Cap Disciplined Portfolio. As of December 1, 2005, ING Salomon Brothers Investors Portfolio is known as ING Lord Abbett Affiliated Portfolio. As of December 5, 2005, ING Capital Guardian Managed Global Growth Portfolio is known as ING Templeton Global Growth Portfolio.

                                 CODE OF ETHICS

     The Portfolios' Board, DSI, as Adviser, the Sub-Advisers and the Distributor have adopted a Code of Ethics ("Codes") in accordance with Rule 17j-1 under the 1940 Act governing personal trading activities of all Trustees, officers of the Portfolios and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Portfolio or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Portfolios that may arise from personal trading of securities that may be purchased or held by the Portfolios or the Portfolios' shares. The Code of Ethics also prohibits short-term trading of each Portfolio by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Portfolios' Compliance Officer his or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

               DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES

     The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios' annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

     In addition, each Portfolio post their portfolio holdings schedule on ING Groep's website a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (E.G. the Portfolios will post the quarter-ending June 30 holdings on August 1).

     Each Portfolio also compile a list composed of their ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING Groep's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

     Investors (both individual and institutional), financial intermediaries that distribute the Portfolios' shares and most third parties may receive the Portfolios' annual or semi-annual shareholder reports, or view on ING Groep's website, the Portfolios' portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

     Other than in regulatory filings or on ING Groep's website, the Portfolios may provide their portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolios have a legitimate business purpose for doing so. Specifically, the Portfolios' disclosure of their portfolio holdings may include disclosure:

     - To the Portfolios' independent registered public accounting firm, named herein, for use in providing audit opinions, on an as-needed basis;
     - To financial printers for the purpose of preparing the Portfolios' regulatory filings, on an as-needed basis;
     - For the purpose of due diligence regarding a merger or acquisition, on an as-needed basis;
     - To a new Adviser or Sub-Adviser prior to the commencement of its management of the Portfolios, on an as-needed basis;

     - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more raw data from the Portfolio than is posted on the Portfolios' website;

     - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolios, on an as-needed basis;
     - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolios; or
     - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolios' shareholders, on an as-needed basis;

     In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

     The Portfolios' Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Portfolios' portfolio securities is in the best interests of the Portfolios' shareholders, including procedures to address conflicts between the interests of the Portfolios' shareholders, on the one hand, and those of the Portfolios' Adviser, Sub-Adviser, principal underwriter or any affiliated person of the Portfolios, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Portfolios' administrator to implement the Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolio's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser, principal underwriter and their affiliates. The Board has authorized the senior officers of the Portfolios' administrator to authorize the release of the Portfolios' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolios' administrator reports quarterly to the Board regarding the implementation of the Policies.

     The Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios' portfolio holdings:

                                                                      TIME LAG BETWEEN DATE OF
                                                                        INFORMATION AND DATE
                PARTY                   PURPOSE         FREQUENCY       INFORMATION RELEASED
     -------------------------------------------------------------------------------------------
     Institutional Shareholder    Proxy Voting        Daily          None
     Services, Inc.               & Class Action
                                  Services

     Charles River Development    Compliance          Daily          None

     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Portfolios' Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING Groep's Legal Department. All waivers and exceptions involving any of the Portfolios will be disclosed to the Portfolios' Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolios, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                             PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios' portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures, which require the Adviser to vote proxies in accordance with the Portfolios' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and record keeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Portfolios' proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Portfolios, including procedures of the Adviser, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (http://www.ingfunds.com) or by accessing the SEC's EDGAR database (http://www.sec.gov).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement or Sub-Advisory Agreements authorize DSI or a Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for each Portfolio. In all purchases and sales of securities for the portfolio of a Portfolio, the primary consideration is to obtain the most favorable execution available. Pursuant to the Advisory Agreement or Sub-Advisory Agreements, DSI or each Sub-Adviser determines, subject to the instructions of and review by the Portfolios' Board, which securities are to be purchased and sold by a Portfolio and which brokers are to be eligible to execute portfolio transactions of a Portfolio. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

     In placing portfolio transactions, DSI or Sub-Adviser are required to use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, capital commitment, the firm's risk in positioning a block of securities, and other factors. DSI or a Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios, and not DSI or a Sub-Adviser.

     In selecting a broker-dealer, DSI or a Sub-Adviser will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. DSI or a Sub-Adviser may also take into account the quality of research and related services that can be provided by a broker-dealer, provided DSI or a Sub-Adviser makes a good faith determination that the broker commissions paid by the Portfolios is reasonable in light of the research and other products and services the broker-dealer provides. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), DSI or a Sub-Adviser may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" (ad defined in the 1934 Act) to DSI or a Sub-Adviser commissions for effecting a securities transaction for a Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     For many years, it has been a common practice for investment advisers to receive research services from broker-dealers that execute portfolio transactions for the clients of the manager. This research can assist an investment adviser in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases and equipment to retrieve such data, credit rating services, brokerage analysts earning estimates, computerized links to current market data, hardware and software dedicated to research, and portfolio modeling. Consistent with this practice, DSI or a Sub-Adviser may receive research services from broker-dealers with which the DSI or a Sub-Adviser places a Portfolio's securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and DSI or a Sub-Adviser do not bear the expense of these services if provided by a broker-dealer that executes trades for a Portfolio, and the advisory fee paid to DSI or sub-advisory fee paid to a Sub-Adviser is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value DSI or the Sub-Advisers in advising a Portfolio and other clients, although not all of the research services received by DSI or the Sub-Advisers will necessarily be useful and of value in managing a particular Portfolio. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by DSI or a Sub-Adviser for the execution of securities transactions for a Portfolio. In addition, in negotiating commissions with a broker, the Portfolios may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by DSI or a Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

     In negotiating commissions with a broker, the Portfolios may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these services, provided that the amount of such commission has been determined in good faith by DSI or a Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

     Portfolio transactions may be executed by brokers affiliated with the ING Groep or DSI or a Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in comparable transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to the rules adopted by the National Association of Securities Dealers, Inc. ("NASD").

     Purchases of securities for a Portfolio also may be directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

     Some securities considered for investment by a Portfolio may also be appropriate for their clients served by DSI or a Sub-Adviser. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients serviced by DSI or a Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and DSI or a Sub-Adviser's other clients in a manner deemed fair and reasonable by DSI or a Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by DSI or a Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board. To the extent any of the Portfolios seek to acquire the same security at the same time, one or more of the Portfolios may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Portfolio is concerned.

     Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price. Each Portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed-income securities, it is the policy of each Portfolio to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available. Each Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that provides or has provided research services to the Portfolios. By allocating transactions in this manner, the Investment Adviser is able to supplement its research and analysis with the views and information of other securities firms.

     The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

Because Equities Plus, FMR(SM) Small Cap Equity, Franklin Income, Global Real Estate and Quantitative Small Cap Value had not commenced operations as of December 31, 2005, the Portfolios have not paid brokerage commissions.

For the fiscal years ended December 31, 2005, 2004, and 2003, each of the Portfolios listed below paid total brokerage commissions as follows:


          PORTFOLIO                                               2005       2004          2003
          ----------------------------------------------------------------------------------------
          ING AllianceBernstein Mid Cap Growth Portfolio            $    $ 3,322,364   $ 1,996,896
          ING Capital Guardian Small/Mid Cap Portfolio (1)          $    $   928,119   $   262,574
          ING Capital Guardian U.S. Equities Portfolio (1)          $    $   333,432   $   909,187
          ING Eagle Asset Capital Appreciation Portfolio            $    $   164,754   $   276,406
          ING Evergreen Health Sciences Portfolio                   $    $    70,870           N/A
          ING Evergreen Omega Portfolio                             $    $    10,781           N/A
          ING FMR(SM) Diversified Mid Cap Portfolio                 $    $   809,496   $   279,297
          ING FMR(SM) Earnings Growth Portfolio                     $            N/A           N/A
          ING Global Resources Portfolio (1)                        $    $ 1,385,184   $   541,231
          ING Goldman Sachs Tollkeeper(SM) Portfolio                $    $   146,517   $    99,735
          ING International Portfolio                               $    $   860,777   $   822,843
          ING Janus Contrarian Portfolio (1)                        $    $    73,094   $    74,219
          ING JPMorgan Emerging Markets Equity Portfolio (1)        $    $   709,071   $   434,661
          ING JPMorgan Small Cap Equity Portfolio                   $    $   319,381   $    62,916
          ING JPMorgan Value Opportunities Portfolio                $            N/A           N/A
          ING Julius Baer Foreign Portfolio                         $    $   743,866   $   124,629
          ING Legg Mason Value Portfolio                            $    $   387,874   $   222,015
          ING Limited Maturity Bond Portfolio                       $             --            --
          ING Liquid Assets Portfolio
          ING Lord Abbett Affiliated Portfolio                      $    $   253,234   $   193,516
          ING Marsico Growth Portfolio                              $    $ 1,444,579   $ 1,666,706
          ING Marsico International Opportunities Portfolio         $            N/A           N/A
          ING Mercury Large Cap Growth Portfolio                    $    $    45,380   $    31,964
          ING Mercury Large Cap Value Portfolio                     $    $   253,299   $    87,034
          ING MFS Mid Cap Growth Portfolio                          $    $ 2,181,473   $ 2,154,230
          ING MFS Total Return Portfolio                            $    $ 1,837,634   $ 1,203,208
          ING MFS Utilities Portfolio                               $            N/A           N/A
          ING Oppenheimer Main Street Portfolio(R)                  $    $ 2,026,202   $ 2,437,676
          ING PIMCO Core Bond Portfolio                             $    $   108,225   $    80,527
          ING PIMCO High Yield Portfolio                            $    $    36,428           N/A
          ING Pioneer Fund Portfolio                                $            N/A           N/A
          ING Pioneer Mid Cap Value Portfolio                       $            N/A           N/A
          ING Salomon Brothers All Cap Portfolio                    $    $   632,667   $   561,048
          ING Stock Index Portfolio
          ING T. Rowe Price Capital Appreciation Portfolio          $    $ 1,007,240   $   319,024
          ING T. Rowe Price Equity Income Portfolio                 $    $   553,324   $   440,278
          ING Templeton Global Growth Portfolio(1)                  $    $   237,274   $   440,278

          PORTFOLIO                                               2005       2004          2003
          ----------------------------------------------------------------------------------------
          ING UBS U.S. Allocation Portfolio (1)                     $    $    76,693   $   152,444
          ING Van Kampen Equity Growth Portfolio                    $    $   238,825   $    83,787
          ING Van Kampen Global Franchise Portfolio                 $    $    46,591   $    30,027
          ING Van Kampen Growth and Income Portfolio                $    $   949,262   $ 1,093,782
          ING VP Index Plus International Equity Portfolio          $            N/A           N/A
          ING Van Kampen Real Estate Portfolio                      $    $   292,321            --
          ING Wells Fargo Mid Cap Disciplined(1) Portfolio          $    $ 1,086,333   $ 1,438,658
          ING Wells Fargo Small Cap Disciplined Portfolio           $            N/A           N/A


(1) As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio. As of August 15, 2005, ING Mercury Focus Value Portfolio is known as ING Mercury Large Cap Value Portfolio. As of August 29, 2005, ING Jennison Equity Opportunities Portfolio is known as ING Wells Fargo Mid Cap Disciplined Portfolio. As of December 1, 2005, ING Salomon Brothers Investors Portfolio is known as ING Lord Abbett Affiliated Portfolio. As of December 5, 2005, ING Capital Guardian Managed Global Growth Portfolio is known as ING Templeton Global Growth Portfolio.

For the fiscal year ended December 31, 2005, commissions in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers for research services:


                                                                      COMMISSIONS PAID ON TOTAL
     PORTFOLIO                                                   TRANSACTIONS FOR RESEARCH SERVICES
     ---------                                                   ----------------------------------
     ING AllianceBernstein Mid Cap Growth Portfolio                             [--]
     ING Capital Guardian Small/Mid Cap Portfolio (1)                           [--]
     ING Capital Guardian U.S. Equities Portfolio (1)                           [--]
     ING Eagle Asset Capital Appreciation Portfolio (1)                         [--]
     ING Evergreen Health Sciences Portfolio                                    [--]
     ING Evergreen Omega Portfolio                                              [--]
     ING FMR(SM) Diversified Mid Cap Portfolio                                  [--]
     ING FMR(SM) Earnings Growth Portfolio (2)                                  [--]
     ING FMR(SM) Small Cap Equity Portfolio                                     [--]
     ING Global Resources Portfolio (1)                                         [--]
     ING Goldman Sachs Tollkeeper(SM) Portfolio (1)                             [--]
     ING International Portfolio                                                [--]
     ING Janus Contrarian Portfolio (1)                                         [--]
     ING JPMorgan Emerging Markets Equity Portfolio (1)                         [--]
     ING JPMorgan Small Cap Equity Portfolio                                    [--]
     ING JPMorgan Value Opportunities Portfolio (2)                             [--]
     ING Julius Baer Foreign Portfolio                                          [--]
     ING Legg Mason Value Portfolio (1)                                         [--]
     ING Limited Maturity Bond Portfolio                                        [--]
     ING Liquid Assets Portfolio                                                [--]
     ING Lord Abbett Affiliated Portfolio                                       [--]
     ING Marsico Growth Portfolio                                               [--]
     ING Marsico International Opportunities Portfolio (2)                      [--]
     ING Mercury Large Cap Growth Portfolio(1)                                  [--]
     ING Mercury Large Cap Value Portfolio                                      [--]
     ING MFS Mid Cap Growth Portfolio                                           [--]
     ING MFS Total Return Portfolio                                             [--]
     ING MFS Utilities Portfolio (2)                                            [--]
     ING Oppenheimer Main Street Portfolio(R)(1)                                [--]
     ING PIMCO Core Bond Portfolio                                              [--]
     ING PIMCO High Yield Portfolio                                             [--]
     ING Pioneer Fund Portfolio (2)                                             [--]
     ING Pioneer Mid Cap Value Portfolio (2)                                    [--]
     ING Salomon Brothers All Cap Portfolio                                     [--]
     ING Stock Index Portfolio                                                  [--]
     ING T. Rowe Price Capital Appreciation Portfolio                           [--]
     ING T. Rowe Price Equity Income Portfolio                                  [--]
     ING Templeton Global Growth Portfolio                                      [--]
     ING UBS U.S. Allocation Portfolio (1)                                      [--]
     ING Van Kampen Equity Growth Portfolio                                     [--]
     ING Van Kampen Global Franchise Portfolio                                  [--]
     ING Van Kampen Growth and Income Portfolio                                 [--]
     ING VP Index Plus International Equity Portfolio                           [--]
     ING Van Kampen Real Estate Portfolio                                       [--]
     ING Wells Fargo Mid Cap Disciplined Portfolio                              [--]
     ING Wells Fargo Small Cap Disciplined Portfolio                            [--]


     For the fiscal year ended December 31, 2004, commissions in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers for research services:

                                                                    COMMISSIONS PAID ON TOTAL
     PORTFOLIO                                                 TRANSACTIONS FOR RESEARCH SERVICES
     -------------------------------------------------------   ----------------------------------
     ING AllianceBernstein Mid Cap Growth Portfolio                        $   217,250
     ING Capital Guardian Small/Mid Cap Portfolio (1)                               --
     ING Capital Guardian U.S. Equities Portfolio (1)                               --
     ING Eagle Asset Capital Appreciation Portfolio (1)                             --
     ING Evergreen Health Sciences Portfolio                               $     1,793
     ING Evergreen Omega Portfolio                                         $     2,294
     ING FMR(SM) Diversified Mid Cap Portfolio                             $     4,450
     ING FMR(SM) Earnings Growth Portfolio (2)                                     N/A
     ING Global Resources Portfolio (1)                                    $   266,033
     ING Goldman Sachs Tollkeeper(SM) Portfolio (1)                                 --
     ING International Portfolio                                           $    98,939
     ING Janus Contrarian Portfolio (1)                                             --
     ING JPMorgan Emerging Markets Equity Portfolio (1)                             --
     ING JPMorgan Value Opportunities Portfolio (2)                                N/A
     ING JPMorgan Small Cap Equity Portfolio                                        --
     ING Julius Baer Foreign Portfolio                                     $    28,823
     ING Legg Mason Value Portfolio (1)                                    $   171,979
     ING Limited Maturity Bond Portfolio                                            --
     ING Liquid Assets Portfolio                                                    --
     ING Lord Abbett Affiliated Portfolio                                  $    16,910
     ING Marsico Growth Portfolio                                          $    72,372
     ING Marsico International Opportunities Portfolio (2)                         N/A
     ING Mercury Large Cap Growth Portfolio (1)                            $     2,879
     ING Mercury Large Cap Value Portfolio                                 $    23,983
     ING MFS Mid Cap Growth Portfolio                                               --
     ING MFS Total Return Portfolio                                                 --
     ING MFS Utilities Portfolio (2)                                               N/A
     ING Oppenheimer Main Street Portfolio(R)(1)                           $     3,818
     ING PIMCO Core Bond Portfolio                                                  --
     ING PIMCO High Yield Portfolio                                                 --
     ING Pioneer Fund Portfolio (2)                                                N/A
     ING Pioneer Mid Cap Value Portfolio (2)                                       N/A
     ING Salomon Brothers All Cap Portfolio                                $    42,302
     ING Stock Index Portfolio                                                      --
     ING T. Rowe Price Capital Appreciation Portfolio                      $    39,470
     ING T. Rowe Price Equity Income Portfolio                             $    17,208
     ING Templeton Global Growth Portfolio                                          --
     ING UBS U.S. Allocation Portfolio (1)                                 $    18,911
     ING Van Kampen Equity Growth Portfolio                                         --
     ING Van Kampen Global Franchise Portfolio                                      --
     ING Van Kampen Growth and Income Portfolio                                     --
     ING Van Kampen Real Estate Portfolio                                           --
     ING Wells Fargo Mid Cap Disciplined Portfolios                        $    49,665


          (1) As of May 3, 2004, ING Eagle Asset Value Equity Portfolio is known as ING Eagle Asset Capital Appreciation Portfolio and ING Janus Growth and Income Portfolio is known as ING Legg Mason Value Portfolio. As of August 1, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio is known as ING Goldman Sachs Tollkeeper(SM) Portfolio. As of August 6, 2004, ING Mercury Fundamental Growth Portfolio is known as ING Mercury Large Cap Growth Portfolio. As of November 8, 2004, ING MFS Research Portfolio is known as ING Oppenheimer Main Street Portfolio(R). [As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio.

          (2) Because ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios had not commenced operations as of December 31, 2004, commissions paid to certain brokers for research services are not available.

     For the fiscal year ended December 31, 2003, commissions in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers for research services:

                                                               COMMISSIONS PAID ON TOTAL
     PORTFOLIO                                                 TRANSACTIONS FOR RESEARCH SERVICES
     ---------                                                 ----------------------------------
     ING AllianceBernstein Mid Cap Growth Portfolio                        $  156,354
     ING Capital Guardian Small/Mid Cap Portfolio                                 N/A
     ING Capital Guardian U.S. Equities Portfolio                                 N/A
     ING Eagle Asset Capital Appreciation Portfolio                               N/A
     ING FMR(SM) Diversified Mid Cap Portfolio                             $   18,823
     ING Global Resources Portfolio                                        $   97,000
     ING Goldman Sachs Tollkeeper(SM) Portfolio                            $   227.00
     ING International Portfolio                                           $   93,406
     ING Janus Special Equity Portfolio                                    $    2,079
     ING JPMorgan Emerging Markets Equity Portfolio                        $   64,161
     ING JPMorgan Small Cap Equity Portfolio                                      N/A
     ING Julius Baer Foreign Portfolio                                     $     1926
     ING Legg Mason Value Portfolio                                        $   15,097
     ING Limited Maturity Bond Portfolio                                          N/A
     ING Liquid Assets Portfolio                                                  N/A
     ING Lord Abbett Affiliated Portfolio                                  $   13,955
     ING Marsico Growth Portfolio                                          $  127,117
     ING Mercury Fundamental Growth Portfolio                              $    5,956
     ING Mercury Large Cap Value Portfolio                                 $   13,056
     ING MFS Mid Cap Growth Portfolio                                             N/A
     ING MFS Total Return Portfolio                                               N/A
     ING Oppenheimer Main Street Portfolio (R)                             $      905
     ING PIMCO Core Bond Portfolio                                                N/A
     ING Salomon Brothers All Cap Portfolio                                $   64,464
     ING T. Rowe Price Capital Appreciation Portfolio                      $   68,203
     ING T. Rowe Price Equity Income Portfolio                             $   19,460
     ING Templeton Global Growth Portfolio                                        N/A
     ING UBS U.S. Allocation Portfolio                                     $    7,934
     ING Van Kampen Equity Growth Portfolio                                $    1,189
     ING Van Kampen Global Franchise Portfolio                             $    1,354
     ING Van Kampen Growth and Income Portfolio                            $   37,273
     ING Van Kampen Real Estate Portfolio                                  $    7,440
     ING Wells Fargo Mid Cap Disciplined Portfolio                         $  436,802


     As noted above, the Sub-Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other clients of the Sub-Adviser, and the Sub-Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Portfolios as well as shares of other investment companies or accounts managed by the Sub-Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolios.

     On occasions when a Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other customers (including any other Portfolio or other investment adviser or sub-adviser), the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

     Pursuant to SEC Rules, a broker-dealer that is an affiliate of the Adviser or a Sub-Adviser or, if it is also a broker-dealer, the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or Sub-Adviser, and if there is in effect a written contract between the Sub-Adviser and the Trust expressly permitting the affiliated broker-dealer or Sub-Adviser to receive and retain such compensation. The Sub-Advisory Agreements provide that each Sub-Adviser may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

     SEC rules further require that commissions paid to such an affiliated broker-dealer or Sub-Adviser by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board has adopted procedures for evaluating the reasonableness of commissions and will review these procedures periodically. Each of the following is a registered broker-dealer and an affiliate of DSI, Adviser to ING Investors Trust as of March 31, 2005: ING Baring Financial Products, ING Baring Grupo Financiero (Mexico) S.A. de C.V, ING Baring Holding Nederland B.V., ING Baring Holdings Limited, ING Baring Investment (Eurasia) ZAO, ING Baring Operational Services (Taiwan) Limited, ING Baring Securities (France ) S.A., ING Baring Securities (Hong Kong) Ltd., ING Baring Securities (Hungary) Rt., ING Baring Securities (India) Pvt. Ltd., ING Baring Securities (Japan) Limited, ING Baring Securities (Overseas) Ltd., ING Baring Securities (Philippines) Inc., ING Baring Securities (Poland) Holding B.V.ING Baring Securities (Romania) S.A., ING Baring Securities (Singapore) Pte Ltd, ING Baring Securities (Slovakia), o.c.p.a.s., ING Baring Securities (Taiwan) Limited
(SICE), ING Baring Securities (Thailand) Limited, ING Baring Securities Argentina S.A., ING Baring Securities Holdings Limited, ING Baring Securities Management Services (Hong Kong) Ltd, ING Baring Securities Pakistan (Private) Limited, ING Baring Securities Services Limited, ING Baring Sociedad de Bolsa (Argentina), S.A., ING Baring South Africa Limited, ING Barings Corp., ING Barings Deutschland (GmbH), ING Barings Ecuador Casa de Valores S.A., ING Barings Southern Africa (proprietary) Limited, ING Derivatives (London) Limited, ING Direct Funds Limited, ING Ferri S.A., ING Fund Management B.V., ING Futures & Options (Hong Kong) Limited, ING Futures & Options (Singapore) Pte Ltd., ING Guilder Corretora de Cambio E Titulis S.A., ING Guilder Distribuidora de Titulos E Valores Mobiliarios S/A, ING Insurance Agency, Inc., ING Insurance Agency, Inc. (Massachusetts), ING Insurance Agency, Inc. (Texas), ING Investment Management (Europe) B.V., ING Investment Management B.V., ING Securities (Eurasia) ZAO, ING Sviluppo SIM S.P.A., ING Taurus Holdings LLC, ING Valores (Venezuela) C.A., Liquidity Services Ltd., MC-BBL Securities Ltd., PrimeVest Financial Services, Inc., PT ING Baring Securities Indonesia, Sutherlands (Holdings) Ltd., Sutherlands International Ltd., Sutherlands Ltd., Sutherlands Nominees Ltd., T&C Nominees Ltd., Vermeulen Raemdonck S.A., Williams de Broe Securities Ltd., and Yvop Floorbrokers B.V.

     Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

     The Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to the Portfolios a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of that Portfolio. These commission recapture payments benefit the Portfolios, and not the Adviser or Sub-Adviser.

     Because Equities Plus, FMR(SM) Small Cap Equity, Franklin Income and Global Real Estate had not commenced operations as of December 31, 2005, the Portfolios did not pay total brokerage commissions and affiliated brokerage commissions.

     For the fiscal year ended December 31, 2005, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):


                                           TOTAL           TOTAL AMOUNT                               % OF
                                         AMOUNT OF              OF             % OF TOTAL          PORTFOLIO
                                         COMMISSION         COMMISSIONS     COMMISSION PAID      DOLLAR AMOUNT
                  PORTFOLIO                 PAID        PAID TO AFFILIATE   PAID TO AFFILIATE   OF TRANSACTIONS       AFFILIATE
          -----------------------------------------------------------------------------------------------------------------------

     For the fiscal year ended December 31, 2004, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):

                                           TOTAL                                                     % OF
                                         AMOUNT OF         TOTAL AMOUNT        % OF TOTAL         PORTFOLIO
                                         COMMISSION       OF COMMISSIONS    COMMISSION PAID     DOLLAR AMOUNT
                  PORTFOLIO                 PAID        PAID TO AFFILIATE     TO AFFILIATE     OF TRANSACTIONS       AFFILIATE
          -----------------------------------------------------------------------------------------------------------------------
          ING Evergreen Health
          Sciences Portfolio          $        70,870   $             782              1.10%              3.88%   Baring
          ING FMR(SM) Diversified
          Mid Cap Portfolio           $       811,372   $             209              0.03%              0.01%   Baring
          ING Global Resources
          Portfolio                   $     1,401,830   $          23,337              2.02%              1.54%   Baring
          ING JPMorgan Emerging
          Markets Equity
          Portfolio                   $       719,533   $           2,153              0.30%              0.27%   Baring
          ING Julius Baer
          Foreign Portfolio           $       744,186   $          11,821              1.59%              0.59%   Baring
          ING Julius Baer
          Foreign Portfolio           $       744,186   $             461              0.06%              0.02%   ING Bank London
          ING Van Kampen Global
          Franchise Portfolio         $        46,646   $              43              0.09%              0.66%   Baring

     For the fiscal year ended December 31, 2003, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):

                                                                                                     % OF
                                           TOTAL           TOTAL AMOUNT        % OF TOTAL         PORTFOLIO
                                         AMOUNT OF        OF COMMISSIONS    COMMISSION PAID     DOLLAR AMOUNT
                  PORTFOLIO           COMMISSION PAID   PAID TO AFFILIATE     TO AFFILIATE     OF TRANSACTIONS       AFFILIATE
          -----------------------------------------------------------------------------------------------------------------------
          ING
          AllianceBernstein
          Mid Cap Growth
          Portfolio                   $     1,996,896                 N/A               N/A                N/A    N/A

          ING Capital
          Guardian U.S.
          Equities Portfolio          $       440,278                 N/A               N/A                N/A    N/A

          ING Capital
          Guardian Managed
          Global Portfolio            $       262,574                 N/A               N/A                N/A    N/A

                                                                                                     % OF
                                           TOTAL           TOTAL AMOUNT        % OF TOTAL         PORTFOLIO
                                         AMOUNT OF        OF COMMISSIONS    COMMISSION PAID     DOLLAR AMOUNT
                  PORTFOLIO           COMMISSION PAID   PAID TO AFFILIATE     TO AFFILIATE     OF TRANSACTIONS       AFFILIATE
          -----------------------------------------------------------------------------------------------------------------------
          ING Capital
          Guardian
          Small/Mid Cap
          Portfolio                   $       909,187                 N/A               N/A                N/A    N/A

          ING JPMorgan
          Emerging Markets
          Equity Portfolio            $       434,661                 N/A               N/A                N/A    N/A

          ING Eagle Asset
          Capital
          Appreciation
          Portfolio                   $       276,406                 N/A               N/A                N/A    N/A

          ING FMR(SM)
          Diversified Mid                                                                                         Fidelity Capital
          Cap Portfolio               $       279,297   $           7,036              2.52%              4.09%   Markets

          ING Goldman Sachs
          Tollkeeper(SM)
          Portfolio                   $        99,735                 N/A               N/A                N/A    N/A

          ING Global
          Resources
          Portfolio                   $       541,231                 N/A               N/A                N/A    N/A

          ING International
          Portfolio                   $    822,843.47                 N/A               N/A                N/A    N/A

          ING Janus
          Contrarian
          Portfolio                   $        74,219                 N/A               N/A                N/A    N/A

          ING JPMorgan
          Small Cap Equity
          Portfolio                   $        62,916                 N/A               N/A                N/A    N/A

          ING Julius Baer
          Foreign Portfolio           $       124,629                 N/A               N/A                N/A    N/A

          ING Legg Mason
          Value Portfolio             $       222,015                 N/A               N/A                N/A    N/A

          ING Lord Abbett
          Affiliated
          Portfolio
          (formerly,                                                                                              Citigroup
          Salomon Brothers                              $             385              0.20%              0.18%   Salomon Smith
          Investors                                     $           1,410              0.73%              0.81%   Barney
          Portfolio)                  $       193,516   $             285              0.15%              0.59%   Smith Barney

          ING Marsico
          Growth Portfolio            $     1,666,706                 N/A               N/A                N/A    N/A

          ING Mercury Large
          Cap Growth
          Portfolio                   $        31,964   $           5,903             18.47%             20.68%   Merrill Lynch

          ING Mercury                 $        87,034   $          10,923             12.55%             12.16%   Merrill Lynch

                                                                                                     % OF
                                           TOTAL           TOTAL AMOUNT        % OF TOTAL         PORTFOLIO
                                         AMOUNT OF        OF COMMISSIONS    COMMISSION PAID     DOLLAR AMOUNT
                  PORTFOLIO           COMMISSION PAID   PAID TO AFFILIATE     TO AFFILIATE     OF TRANSACTIONS       AFFILIATE
          -----------------------------------------------------------------------------------------------------------------------
          Cap Value Large
          Portfolio
          (formerly, ING
          Mercury Large Cap
          Value Portfolio)

          ING MFS Mid Cap
          Growth Portfolio            $     2,154,230                 N/A               N/A                N/A    N/A

          ING Oppenheimer
          Main Street
          Portfolio                   $     2,437,676                 N/A               N/A                N/A    N/A

          ING MFS Total
          Return Portfolio            $     1,203,218                 N/A               N/A                N/A    N/A

          ING Salomon                                                                                             Citigroup Global
          Brothers All Cap            $       561,048   $           7,050              1.26%              0.54%   Markets
          Portfolio                                     $           2,800              0.50%              0.66%   Salomon Smith
                                                                                                                  Barney

          ING T. Rowe Price
          Capital
          Appreciation
          Portfolio                   $       518,447                 N/A               N/A                N/A    N/A

          ING T. Rowe Price
          Equity Income
          Portfolio                   $       319,024                 N/A               N/A                N/A    N/A

          ING Templeton
          Global Growth
          Portfolio                   $       262,574                 N/A               N/A                N/A    N/A
          (formerly, ING
          Capital Guardian
          Managed Global
          Growth Portfolio)
                                                                                                                  Fidelity Capital
          UBS U.S.                                                                                                Markets
          Allocation                  $       152,444   $           1,446              0.95%              1.26%   UBS Securities
          Portfolio                   $       152,444   $             195              0.13%              0.10%   LLC

          ING Van Kampen
          Global Franchise
          Portfolio                   $        30,027                 N/A               N/A                N/A    N/A

          ING Van Kampen
          Equity Growth
          Portfolio                   $        83,787   $              39              0.05%              0.03%   Morgan Stanley

          ING Van Kampen
          Growth and Income
          Portfolio                   $     1,093,782   $          18,176              1.66%              6.14%   Morgan Stanley

          ING VP Index Plus
          International
          Equity Portfolio            $                               N/A               N/A                N/A    N/A

                                                                                                     % OF
                                           TOTAL           TOTAL AMOUNT        % OF TOTAL         PORTFOLIO
                                         AMOUNT OF        OF COMMISSIONS    COMMISSION PAID     DOLLAR AMOUNT
                  PORTFOLIO           COMMISSION PAID   PAID TO AFFILIATE     TO AFFILIATE     OF TRANSACTIONS       AFFILIATE
          -----------------------------------------------------------------------------------------------------------------------
          ING Wells Fargo
          Mid Cap
          Disciplined
          Portfolio
          (formerly,
          Jennison Equity
          Opportunities
          Portfolio)                  $     1,438,658                 N/A               N/A                N/A    N/A


     Citigroup Global Markets Inc. (formerly, Salomon Smith Barney) is an affiliate of Salomon Brothers Asset Management Inc, the Sub-Adviser to the Salomon Brothers All Cap. Fidelity Capital Markets is an affiliate of Fidelity Management & Research Company, the former Sub-Adviser for UBS U.S. Allocation and the Sub-Adviser for FMR(SM) Diversified Mid Cap. Merrill Lynch is affiliated with Mercury Advisers, the Sub-Adviser for Mercury Large Cap Growth and Mercury Large Cap Value. Barings Securities Corporation is an affiliate of Barings International Investment Limited, an affiliate of the Adviser and Sub-Adviser of Global Resources. Goldman Sachs is an affiliate of Goldman Sachs Asset Management, L.P., the Sub-Adviser to Goldman Sachs Tollkeeper(SM). Furman Securities Corp. is an affiliate of the Adviser, as each is owned by ING Groep. Fred Alger and Company is an affiliate of Fred Alger Management, Inc., a former Sub-Adviser to the Capital Guardian Small/Mid Cap.

     The Adviser, DSI, is an affiliate of ING Investors Trust.

     During the fiscal year ended December 31, 2005, the following Portfolios acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of December 31, 2005:


                FUND NAME           SECURITY DESCRIPTION      MARKET VALUE
--------------------------------------------------------------------------


     (1) As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio. As of August 15, 2005, ING Mercury Focus Value Portfolio is known as ING Mercury Large Cap Value Portfolio. As of August 29, 2005, ING Jennison Equity Opportunities Portfolio is known as ING Wells Fargo Mid Cap Disciplined Portfolio. As of December 1, 2005, ING Salomon Brothers Investors Portfolio is known as ING Lord Abbett Affiliated Portfolio. As of December 5, 2005, ING Capital Guardian Managed Global Growth Portfolio is known as ING Templeton Global Growth Portfolio.

                               PORTFOLIO TURNOVER

     A change in securities held in the portfolio of a Portfolio is known as "portfolio turnover" and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Portfolios.

     [For Global Resources, turnover during 2004 was relatively high and was incurred during the latter half of 2004. Stock positions were concentrated to focus on specific, well-performing sub-sectors. Global Resources benefited from the increased sector and stock concentration.]

     [For Limited Maturity Bond, the increase was due to the Portfolio's strategy. The strategy utilizes dollar roll transactions, which allow the Portfolio to increase income without employing leverage while capitalizing on a temporary shortage of mortgage securities, thereby creating an opportunity for owners of mortgage-backed securities to enhance returns without changing their risk/return profile. Also, fixed-income investing rewards discipline and risk control is essential. Duration risk, that is, sensitivity to changes in interest rates, is a significant risk faced by all fixed income managers and investors. A successful strategy utilized by the investment management team is to capture incremental return when pricing anomalies exist between bond sectors or between primary and secondary issues. When attractive investments change the overall duration of the Portfolio away from the desired level, the resulting unintended duration risk is offset, or hedged, by matching purchases of U.S. Treasuries with complementary duration. Lastly, security selection is a hallmark of the ING investment process as we seek to make many small decisions in the pursuit of incremental return. Higher turnover is a natural function of these return enhancing, risk control and security selection measures.]

     [For Mercury Large Cap Growth, the portfolio turnover increase was due to the fact that the management of this Portfolio was transferred to the investment team lead by Mr. Bob Doll in August of 2004. Coincident with the change in management, the portfolio was transitioned to reflect the current strategy employed by the new team.]

                                 NET ASSET VALUE

     As noted in the Prospectus, the net asset value ("NAV") and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. See "Net Asset Value" in the "Information for Investors" section of the Prospectus. The long-term debt obligations held in a Portfolio's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

     The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

     If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV.

     Options on securities, currencies, futures and other financial instruments purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

     The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE on each date that the NYSE is open for business.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

     In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

     Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

                             PERFORMANCE INFORMATION

     The Trust may, from time to time, include the yield of the Portfolios, and the total return of the Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

     Quotations of yield for the Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         YIELD = 2 [((a-b)/cd + 1)(TO THE POWER OF 6) - 1] where,
         a = dividends and interest earned during the period,

         b = expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T) ^(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     Because the Equities Plus, FMR(SM) Small Cap Equity, Franklin Income and Global Real Estate Portfolios have not commenced operations as of December 31, 2005, performance returns for these Portfolios are not available.

     The following are the Portfolios' average annual total returns for the periods indicated for each year ended December 31:


                                                                                           SINCE
                      PORTFOLIO                         1 YEAR    5 YEARS    10 YEARS    INCEPTION  DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------
ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO           [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%         8/14/98
Class I                                                                                    [--]          5/13/05
Class S                                                                                    [--]%         8/14/98

ING CAPITAL GUARDIAN SMALL/MID CAP PORTFOLIO (2)         [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%          1/3/96
Class I                                                                                     N/A            N/A
Class S                                                                                    [--]%          1/3/96

ING CAPITAL GUARDIAN U.S. EQUITIES PORTFOLIO (2)         [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%          2/1/00
Class I                                                                                     N/A            N/A
Class S                                                                                    [--]%          2/1/00

ING EAGLE ASSET CAPITAL APPRECIATION PORTFOLIO           [--]       [--]         v
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%          1/3/95
Class I                                                                                     N/A            N/A
Class S                                                                                    [--]%          1/3/95

                                                                                           SINCE
                      PORTFOLIO                         1 YEAR    5 YEARS    10 YEARS    INCEPTION  DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------
ING EVERGREEN HEALTH SCIENCES PORTFOLIO                  [--]       [--]       [--]
Service 2                                                                                  [--])%         5/5/04
Class I                                                                                     N/A            N/A
Class S                                                                                    [--]%          5/3/04

ING EVERGREEN OMEGA PORTFOLIO                            [--]       [--]       [--]
Service 2                                                                                  [--]%         5/13/04
Class I                                                                                     N/A           5/2/05
Class S                                                                                    [--]%          5/3/04

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO                [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%         10/2/00
Class I                                                                                     N/A            N/A
Class S                                                                                    [--]%         10/2/00

ING FMR(SM) EARNINGS GROWTH PORTFOLIO                    [--]       [--]       [--]
Service 2                                                                                  [--]           6/1/05
Class S (revised for Service 2 Shares)(1)                                                  [--]           5/4/05
Class I                                                                                    [--]          4/29/05
Class S                                                                                    [--]           5/4/05

ING GLOBAL RESOURCES PORTFOLIO (2)                       [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                  N/A          1/24/89
Class I                                                                                    [--]%          5/1/03
Class S                                                                                     N/A          1/24/89

ING GOLDMAN SACHS TOLLKEEPER(SM) PORTFOLIO               [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%          5/1/01
Class I                                                                                     N/A            N/A
Class S                                                                                    [--]%          5/1/01

                                                                                           SINCE
                      PORTFOLIO                         1 YEAR    5 YEARS    10 YEARS    INCEPTION  DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------
ING INTERNATIONAL PORTFOLIO                              [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%         12/17/01
Class I                                                                                     N/A            N/A
Class S                                                                                    [--]%         12/17/01

ING JANUS CONTRARIAN PORTFOLIO (2)                       [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%         10/2/00
Class I                                                                                     N/A            N/A
Class S                                                                                    [--]%         10/2/00

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (2)       [--]       [--]       [--]
Service 2
Class S (revised for Service 2 Shares) (1)                                                 [--]%          9/9/02
Class I                                                                                    [--]%         2/18/98
Class S                                                                                     N/A            N/A
                                                                                           [--]%         2/18/98

ING JPMORGAN SMALL CAP EQUITY PORTFOLIO                  [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class I                                                                                    [--]%          5/6/04
Class S                                                                                    [--]%          5/1/02

ING JPMORGAN VALUE OPPORTUNITIES PORTFOLIO               [--]       [--]       [--]
Service 2                                                                                  [--]%          5/4/05
Class I                                                                                    [--]%          5/4/05
Class S                                                                                    [--]%         4/29/05

ING JULIUS BAER FOREIGN PORTFOLIO                        [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class I                                                                                    [--]%         12/3/04
Class S                                                                                    [--]%          5/1/02

ING LEGG MASON VALUE PORTFOLIO                           [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%         10/2/00
Class I                                                                                    [--]%          5/6/04
Class S                                                                                    [--]%         10/2/00

                                                                                           SINCE
                      PORTFOLIO                         1 YEAR    5 YEARS    10 YEARS    INCEPTION  DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------
ING LIMITED MATURITY BOND PORTFOLIO                      [--]       [--]       [--]
Service 2                                                                                   N/A            N/A
Class S (revised for Service 2 Shares) (1)                                                  N/A          1/24/89
Class I                                                                                     N/A          4/29/05
Class S                                                                                     N/A          1/24/89

ING LIQUID ASSETS PORTFOLIO                              [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                  N/A          1/24/89
Class I                                                                                    [--]%          5/7/04
Class S                                                                                    [--]%         1/24/89

ING LORD ABBETT AFFILIATED PORTFOLIO                     [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%          2/1/00
Class I                                                                                    [--]%          5/1/03
CLASS S                                                                                    [--]%          2/1/00

                                                                                           SINCE
                      PORTFOLIO                         1 YEAR    5 YEARS    10 YEARS    INCEPTION  DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------
ING MARSICO GROWTH PORTFOLIO                             [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%         8/14/98
Class I                                                                                    [--]%          5/1/03
Class S                                                                                    [--]%         8/14/98

ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO        [--]       [--]       [--]
Service 2                                                                                  [--]            N/A
Class S (revised for Service 2 Shares) (1)                                                 [--]           5/2/05
Class I                                                                                    [--]          4/29/05
Class S                                                                                    [--]           5/2/05

ING MERCURY LARGE CAP GROWTH PORTFOLIO                   [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class I                                                                                     N/A            N/A
Class S                                                                                    [--]%          5/1/02

ING MERCURY LARGE CAP VALUE PORTFOLIO                    [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class I                                                                                    [--]%         5/18/04
Class S                                                                                    [--]%          5/1/02

ING MFS MID CAP GROWTH PORTFOLIO                         [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%         8/14/98
Class I                                                                                    [--]%          5/1/03
Class S                                                                                    [--]%         8/14/98

ING MFS TOTAL RETURN PORTFOLIO                           [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%         8/14/98
Class I                                                                                    [--]%          5/1/03
Class S                                                                                    [--]%         8/14/98

ING MFS UTILITIES PORTFOLIO                              [--]       [--]       [--]
Service 2                                                                                   N/A            N/A
Class S (revised for Service 2 Shares) (1)                                                 [--]           5/2/05
Class I                                                                                    [--]          4/29/05
Class S                                                                                    [--]           5/2/05

ING OPPENHEIMER MAIN STREET PORTFOLIO(R)                 [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%         8/14/98
Class I                                                                                    [--]%          5/1/03
Class S                                                                                    [--]%         8/14/98

ING PIMCO CORE BOND PORTFOLIO                            [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%         8/14/98
Class I                                                                                     N/A            N/A
Class S                                                                                    [--]%         8/14/98

                                                                                           SINCE
                      PORTFOLIO                         1 YEAR    5 YEARS    10 YEARS    INCEPTION  DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------
ING PIMCO HIGH YIELD PORTFOLIO                           [--]       [--]       [--]
Service 2                                                                                   N/A            N/A
Class I                                                                                     N/A          4/29/05
Class S                                                                                    [--]%          5/3/04

ING PIONEER FUND PORTFOLIO                               [--]       [--]       [--]
Service 2                                                                                   N/A            N/A
Class S (revised for Service 2 Shares) (1)                                                 [--]           5/3/05
Class I                                                                                    [--]          4/29/05
Class S                                                                                    [--]           5/3/05

ING PIONEER MID CAP VALUE PORTFOLIO                      [--]       [--]       [--]
Service 2                                                                                   N/A            N/A
Class S (revised for Service 2 Shares) (1)                                                 [--]          4/29/05
Class I                                                                                    [--]           5/2/05
Class S                                                                                    [--]          4/29/05

ING SALOMON BROTHERS ALL CAP PORTFOLIO                   [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%          2/1/00
Class I                                                                                     N/A            N/A
Class S                                                                                    [--]%          2/1/00

ING STOCK INDEX PORTFOLIO                                [--]       [--]       [--]
Class I                                                                                    [--]%          5/3/04

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO         [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                  N/A          1/24/89
Class I                                                                                    [--]%          5/1/03
Class S                                                                                     N/A          1/24/89

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO                [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                  N/A          1/24/89
Class I                                                                                    [--]%          5/1/03
Class S                                                                                     N/A          1/24/89

ING TEMPLETON GLOBAL GROWTH PORTFOLIO                    [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                  N/A            N/A
Class I                                                                                     N/A            N/A
Class S                                                                                     N/A          10/21/92

ING UBS U.S. ALLOCATION PORTFOLIO (2)                    [--]       [--]       [--]
Service 2                                                                                  [--]%          5/1/03
Class S (revised for Service 2 Shares) (1)                                                 [--]%         10/2/00
Class I                                                                                     N/A            N/A
Class S                                                                                    [--]%         10/2/00

ING VAN KAMPEN EQUITY GROWTH PORTFOLIO                   [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class I                                                                                    [--]%          5/6/04
Class S                                                                                    [--]%          5/1/02

                                                                                           SINCE
                      PORTFOLIO                         1 YEAR    5 YEARS    10 YEARS    INCEPTION  DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------
ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO                [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                  N/A           5/102
Class I                                                                                    [--]%           N/A
Class S                                                                                                   5/1/02

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO               [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                  N/A          10/4/93
Class I                                                                                     N/A            N/A
Class S                                                                                     N/A          10/4/93

ING VAN KAMPEN REAL ESTATE PORTFOLIO                     [--]       [--]       [--]
Service 2                                                                                  [--]%          9/9/02
Class S (revised for Service 2 Shares) (1)                                                  N/A          1/24/89
Class I                                                                                    [--]%          5/1/03
Class S                                                                                     N/A          1/24/89

ING VP INDEX PLUS INTERNATIONAL EQUITY PORTFOLIO         [--]       [--]       [--]
SERVICE 2                                                                                  [--]            N/A
CLASS S (REVISED FOR SERVICE 2 SHARES) (1)                                                 [--]          7/29/05
CLASS I                                                                                    [--]          7/29/05
CLASS S                                                                                    [--]          7/29/05

ING WELLS FARGO MID CAP DISCIPLINED PORTFOLIO            [--]       [--]       [--]
Service 2                                                                                  [--]%         9/9/02
Class S (revised for Service 2 Shares) (1)                                                 [--]%         5/4/92
Class I                                                                                     N/A            N/A
CLASS S                                                                                    [--]%         5/4/92

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO          [--]       [--]       [--]
ADV Class                                                                                   N/A         11/30/05
Class S (revised for ADV Class Shares) (1)                                                  N/A         11/30/05


     (1) The performance for Class S shares is adjusted to reflect the Service 2 Class shares' 0.15% distribution fee (net of a 0.10% waiver by DSI., the Distributor).

        (2) As of April 29, 2005, ING Capital Guardian Large Cap Value Portfolio is known as ING Capital Guardian U.S. Equities Portfolio; ING Capital Guardian Small Cap Portfolio is known as ING Capital Guardian Small/Mid Cap Portfolio; ING Developing World Portfolio is known as ING JPMorgan Emerging Markets Equity Portfolio; ING Hard Assets Portfolio is known as ING Global Resources Portfolio; ING Janus Special Equity Portfolio is known as ING Janus Contrarian Portfolio; and ING UBS U.S. Balanced Portfolio is known as ING UBS U.S. Allocation Portfolio. As of August 15, 2005, ING Mercury Focus Value Portfolio is known as ING Mercury Large Cap Value Portfolio. As of August 29, 2005, ING Jennison Equity Opportunities Portfolio is known as ING Wells Fargo Mid Cap Disciplined Portfolio. As of December 1, 2005, ING Salomon Brothers Investors Portfolio is known as ING Lord Abbett Affiliated Portfolio. As of December 5, 2005, ING Capital Guardian Managed Global Growth Portfolio is known as ING Templeton Global Growth Portfolio.

        Service 2 shares of Limited Maturity Bond and PIMCO High Yield had not commenced operations as of December 31, 2004 and therefore do not have a full calendar year of performance as of December 31, 2004. The returns as of December 31, 2003, 2004, and 2005 are for Service 2 shares while the returns shown for prior years reflect the returns of Class S shares, revised to reflect the higher expenses of Service 2 shares.

     Class I shares of Global Resources, Marsico Growth, MFS Mid Cap Growth, MFS Total Return, Oppenheimer Main Street, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, and Van Kampen Real Estate commenced operations during 2003 and therefore performance is available. Class I shares of the other Portfolios had not commenced operations as of December 31, 2004 and therefore do not have a full calendar year of performance as of December 31, 2004. Class I returns are based upon the returns for the Class S shares and differ only to the extent that Class S and Class I shares have different expenses.

     Each Portfolio may be categorized as to its market capitalization make-up ("large cap," "mid cap" or "small cap") with regard to the market capitalization of the issuers whose securities it holds. A Portfolio average or median market capitalization may also be cited. Certain other statistical measurements may be used to provide measures of a Portfolio's characteristics. Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta. Median and average P/E ratios are measures describing the relationship between the price of a Portfolio's various securities and their earnings per share. Duration is a weighted-average term-to-maturity of the bond's cash flows, the weights being present value of each cash flow as a percentage of the bond's full price.

     Beta is a historical measure of a portfolio's market risk; a Beta of 1.10 indicates that the portfolio's returns tended to be 10% higher (lower) than the market return during periods in which market returns were positive (negative).

     Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500 Index, the S&P 1500 Supercomposite Healthcare Sector Index, the S&P/Barra Value Index, the S&P Mid Cap 400 Index, the S&P Small Cap 600 Index, the Dow Jones Industrial Average ("DJIA"), the Goldman Sachs Internet Index, the Lehman Brothers Government Bond Index, the Lehman Brothers U.S. Government/Credit Bond Index, the Lehman Brothers Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, the Lehman Government/Credit Bond 1-3 Year Index, the iMoneyNet First Tier Retail Index, the Merrill Lynch High Yield Cash Pay Index, the and the Merrill

Lynch U.S. High Yield BB-B Rated Index, the NASDAQ Composite Index, the MSCI EAFE(R) Index, the MSCI All Country World Index(SM) the MSCI All Country World Free Index(SM), the MSCI Emerging Markets Free Index(SM), the MSCI World Index(SM), the Russell Midcap(R) Index, the Russell Midcap(R) Growth Index, the Russell 1000(R) Index, the Russell 1000(R) Growth, the Russell 1000(R) Value, the Russell 2000(R) Index, the Russell 3000(R) Index, the Wilshire Real Estate Securities Index, or other indexes that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Reports and promotional literature may also contain other information including (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and
(ii) the effect of tax deferred compounding on a Portfolio's investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

     In addition, reports and promotional literature may contain information concerning the Adviser, the Sub-Advisers, or affiliates of the Trust, the Adviser, or the Sub-Advisers, including (i) performance rankings of other mutual funds managed by a Sub-Adviser, or the individuals employed by a Sub-Adviser who exercise responsibility for the day-to-day management of a Portfolio, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Adviser to the Trust, including information related to the selection and monitoring of the Sub-Advisers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Portfolio's investment objectives.

     In the case of Variable Contracts, quotations of yield or total return for a Portfolio will not take into account charges and deductions against any Separate Accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the Separate Account will take such charges into account. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                      TAXES

     Shares of the Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to the Portfolios' Adviser and its affiliates. Shares will generally not be offered to other investors.

     Each Portfolio that has commenced operations has qualified (any Portfolio of the Trust that has not yet commenced operations intends to qualify), and expects to continue to qualify, to be taxed as a regulated investment company ("RIC") under the Code. To qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If

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each Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

     Each Portfolio must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

     For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of "investor control" the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

     Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

     With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

     The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

     Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. You should review your variable contract's Prospectus and SAI and you should consult your own tax advisor as to the possible application of the "investor control" doctrine to you.

     If a Portfolio fails to qualify to be taxed as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the

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benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

     Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply when a Portfolio's only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

     Foreign Investments -- Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

     The Portfolios listed above may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments. Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio's intention to qualify annually as a regulated investment company may limit a Portfolio's elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.

     Real Estate Investment Trusts -- The Portfolios may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of a Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

     The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Portfolio's activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

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                                 CAPITALIZATION

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of [--] investment portfolios. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Trust's shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights, conversion rights, or subscription rights. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio. All of the Portfolios discussed in this SAI are diversified with the exception of Evergreen Health Sciences, Global Resources, Janus Contrarian, Legg Mason Value, MFS Utilities, Salomon Brothers All Cap, Van Kampen Global Franchise and Van Kampen Real Estate.

     On May 1, 2003, the Trust's name was changed from The GCG Trust to ING Investors Trust. On January 31, 1992, the name of the Trust was changed from The Specialty Managers Trust to The GCG Trust.

                                  VOTING RIGHTS

     Shareholders of the Portfolios are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

     Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.

                               PURCHASE OF SHARES

     Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance polices and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict. However, the Board and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

     If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio's shares.

     Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

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                              REDEMPTION OF SHARES

     Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

     If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio's shares.

                                    EXCHANGES

     Shares of the same class of any one Portfolio may be exchanged for shares of the same class of any of the other investment portfolios of the Trust. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective net asset values per share of each Portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Portfolios, and should refer to the Prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

     The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in Liquid Assets or any successor to such Portfolio.

                                    CUSTODIAN

     The Bank of New York, One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash and is responsible for safekeeping the Trust's assets and portfolio accounting services for all Portfolios.

                                 TRANSFER AGENT

     DST Systems, Inc., P.O. Box 219368, Kansas City, MO 64121, serves as the transfer agent and dividend-paying agent to the Portfolios.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, located at 99 High Street Boston, MA 02110 has been appointed as the Trust's independent registered public accounting firm. KPMG audits the financial statements of the Trust and provides other audit, tax, and related services.

                                  LEGAL COUNSEL

     Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

                             REGISTRATION STATEMENT

     This SAI and the accompanying Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

     The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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                              FINANCIAL STATEMENTS

     Financial statements for the Portfolios for the fiscal year ended December 31, 2005 are included in the Portfolios' Annual Shareholder Report and are incorporated by reference in this SAI and may be obtained without charge by contacting the Trust at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258,
(800)-366-0066.

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                     APPENDIX A: DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

     Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

     Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings:

     AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

     S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

  DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

           DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

     PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

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                DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

                                INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and repayment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM
                               DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
                                     PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

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               APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 10, 2003
                        REVISION DATE: SEPTEMBER 15, 2005

I.      INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.     VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Procedures of the Adviser (the "Adviser Procedures") are attached hereto as
EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.    DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.     APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage Committee at its next regularly scheduled meeting.

V.      VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

        A.      Routine Matters

        The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

        B.      Matters Requiring Case-by-Case Consideration

        The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

        Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

        The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
        Professional(s), as it deems necessary.

        The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

                1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

                In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

                2.  NON-VOTES: Votes in Which No Action is Taken

                The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

                Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

                3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

                If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

                If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).

                If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

                4.  Referrals to a Fund's Valuation, Proxy and Brokerage
                    Committee

                A Fund's Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

                The Proxy Coordinator shall use best efforts to timely refer matters to a

                Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

                The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.     CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.    REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES


I.      INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.     ROLES AND RESPONSIBILITIES

        A.      Proxy Coordinator

        The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

        Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

        Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

        B.      Agent

        An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

        The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the

        Adviser's Proxy Group or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

        The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

        Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

        C.      Proxy Group

        The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

        A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

        A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

        For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

        If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

        If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

        The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

        D.      Investment Professionals

        The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.    VOTING PROCEDURES

        A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

        B.      Routine Matters

        The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

        C.      Matters Requiring Case-by-Case Consideration

        The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

        Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

        The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
        Professional(s), as it deems necessary.

                1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

                In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

                2.  NON-VOTES: Votes in Which No Action is Taken

                The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

                Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

                3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

                If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

                4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.     ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

        A.      Assessment of the Agent

                The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

                Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

        B.      Conflicts of Interest

                The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

                In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

                For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two
                (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

                The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.      REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

         NAME                                       TITLE OR AFFILIATION
Stanley D. Vyner              Chief Investment Risk Officer and Executive Vice President, ING
                              Investments, LLC

Todd Modic                    Senior Vice President, ING Funds Services, LLC and ING Investments, LLC;
                              and Chief Financial Officer of the ING Funds

Maria Anderson                Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                  Proxy Coordinator for the ING Funds and Manager - Special Projects, ING
                              Funds Services, LLC

Julius Drelick                Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.       Counsel, ING Americas US Legal Services

Steve Wastek, Esq.            Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS


I.      INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.     GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

1.      THE BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75% of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee who has failed to remove restrictive (dead-hand, slow-hand, no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect" or other form of excessive executive compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee, provided that such nominees served on the board during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence.

Consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence.

Generally vote FOR nominees who sit on up to (and including) six public company boards unless (1) other concerns requiring CASE-BY-CASE consideration have been raised, or (2) the nominee is also CEO of a public company, in which case the public company board threshold shall be three, above which the nominee shall be considered on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE
Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.
Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors. Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.
Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director).
Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein. Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

STOCK OWNERSHIP REQUIREMENTS
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:
    (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
    (2)   Only if the director's legal expenses would be covered.

2.      PROXY CONTESTS
These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.      AUDITORS
RATIFYING AUDITORS
Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

AUDITOR INDEPENDENCE
Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.      PROXY CONTEST DEFENSES
BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS
Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING
Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.
In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.      TENDER OFFER DEFENSES
POISON PILLS
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL
Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS
Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.      MISCELLANEOUS
CONFIDENTIAL VOTING
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
    - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
    -   If the dissidents agree, the policy remains in place.
    - If the dissidents do not agree, the confidential voting policy is waived.
Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS
Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

MAJORITY VOTING STANDARD
Generally, vote FOR management proposals and AGAINST shareholder proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders. For issuers with a history of board malfeasance, consider such shareholder proposals on a CASE-BY-CASE basis.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS
In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business.

QUORUM REQUIREMENTS

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.      CAPITAL STRUCTURE
Analyze on a CASE-BY-CASE basis.

COMMON STOCK AUTHORIZATION
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.
    - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those requests exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
    - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
    - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.
Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK
Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that the stock may be used as a takeover defense.
Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.      EXECUTIVE AND DIRECTOR COMPENSATION
Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms.
Vote AGAINST compensation plans that permit repricing of stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach as described above.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:
    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
    FEATURES
    Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
    Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
    Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
    Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote AGAINST shareholder proposals that seek disclosure of the remuneration of individuals other than senior executives and directors.
Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements. Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS
Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS
Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.      STATE OF INCORPORATION
VOTING ON STATE TAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.     MERGERS AND CORPORATE RESTRUCTURINGS
Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations and asset sales, should be considered on a CASE-BY-CASE basis.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.

11.     MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS
Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.     SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.     GLOBAL PROXIES
The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.

ROUTINE MANAGEMENT PROPOSALS
Generally, vote FOR the following and other similar routine management proposals:
    -   the opening of the shareholder meeting
    -   that the meeting has been convened under local regulatory requirements
    -   the presence of quorum
    -   the agenda for the shareholder meeting
    -   the election of the chair of the meeting
    -   the appointment of shareholders to co-sign the minutes of the meeting
    -   regulatory filings (E.G., to effect approved share issuances)
    - the designation of inspector or shareholder representative(s) of minutes of meeting
    - the designation of two shareholders to approve and sign minutes of meeting
    -   the allowance of questions
    -   the publication of minutes
    -   the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. Votes on director nominees not subject to policies described herein should be made on a CASE-BY-CASE basis.

For issuers domiciled in Bermuda, Canada, Cayman Islands, British Virgin Islands or other tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

INDEPENDENT STATUTORY AUDITORS
With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

NOMINATING COMMITTEE
Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

DIRECTOR REMUNERATION
Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES
With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors: Generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.

STOCK OPTION PLANS
With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

SHARES RESERVED FOR ISSUANCE OF OPTIONS OR EMPLOYEE SHARE-PURCHASE PLANS Generally vote AGAINST option plans, or the issuance of shares in connection with such plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice. Consider proposals in connection with option plans or the issuance of shares in connection with them in other instances on a CASE-BY-CASE basis.

GENERAL SHARE ISSUANCES
Generally vote AGAINST proposals to issue shares (with or without preemptive rights) in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval. Consider such proposals on a CASE-BY-CASE basis in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS
Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS
Consider management proposals concerning allocation of income and the distribution of dividends on a CASE-BY-CASE basis.

STOCK (SCRIP) DIVIDEND ALTERNATIVES
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS
When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES
Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
    -   it is editorial in nature;

    -   shareholder rights are protected;
    -   there is negligible or positive impact on shareholder value;
    -   management provides adequate reasons for the amendments; or
    -   the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:
    - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business.
    - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS
In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

                            PART C. OTHER INFORMATION

Item 23. Exhibits

(a)  (1)    Amended and Restated Agreement and Declaration of Trust dated
            February 26, 2002 (17)

     (2) Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)

     (3) Amendment #2 dated May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

     (4) Amendment #3 dated June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

     (5) Amendment #4 dated June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

     (6) Amendment #5 dated August 25, 2003 to the Trust's Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

     (7) Amendment #6 dated September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

     (8) Amendment #7 dated September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

     (9) Amendment #9 dated November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust (22)

     (10) Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust (23)

     (11) Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

     (12) Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

     (13) Amendment #13, effective August 1, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

     (14) Amendment #14, effective August 6, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

     (15) Amendment #15, effective September 3, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

     (16) Amendment #16 effective November 8, 2004 to The Amended and Restated Agreement and Declaration of Trust (25)

     (17) Amendment #17 effective February 1, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

     (18) Amendment #18 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

     (19) Amendment #19 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

     (20) Amendment #20 effective August 15, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio (27)

     (21) Amendment #21 effective July 25, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to addition of ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, ING MarketPro, and ING VP Index Plus International Equity Portfolios (27)

     (22) Amendment #22 effective August 29, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Advantage Mid Cap Disciplined Portfolio (27)

     (23) Amendment #23 effective November 30, 2005 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING EquitiesPlus Portfolio, ING FMR(SM) Small Cap Equity Portfolio, ING Global Real Estate Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio (29)

     (24) Amendment #24 effective December 1, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated
            Portfolio - *

     (25) Amendment # 25 effective December 5, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio - *

     (26) Amendment #26 effective [--] to the Amended and Restated Agreement and Declaration of Trust to abolish the ING AIM Mid Cap Growth Portfolio - *

     (27) Amendment #27 effective [--] to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING Franklin Income Portfolio and ING Quantitative Small Cap Value Portfolio - *

     (28) Amendment #28 effective [--] to the Amended and Restated Agreement and Declaration of Trust to (1) Re-designate Service 1 Class shares to Service Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio; and (2) Designate Adviser Class shares and Institutional Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio - *

     (29) Amendment #29 effective [--] to the Amended and Restated Agreement and Declaration of Trust to re-designate ING MFS Mid Cap Growth Portfolio to ING FMR(SM) Mid Cap Growth Portfolio, ING Mercury Large Cap Growth Portfolio to ING Princeton Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING Princeton Large Cap Value Portfolio, ING Quantitative Small Cap Value Portfolio to ING Disciplined Small Cap Value Portfolio, and ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio - *

     (30) Amendment #30 effective [--] to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING FMR(SM) Equity Income Portfolio - *

(b)  By-laws (1)

(c)  Instruments Defining Rights of Security Holders (1)

(d)  (1)   (A)   Management Agreement, dated October 24, 1997 as amended May 24,
                 2002, between ING Investors Trust and Directed Services,
                 Inc. (22)

                 (i)     Amended Schedule A (25)

                 (ii)    Amended Schedule B Compensation for Services to
                         Series (28)

                 (iii) Letter agreement, dated April 29, 2005, between Directed Services, Inc. and ING Investors Trust, to waive a portion of the management fee for ING Capital Guardian U.S. Equities, ING JPMorgan Small Cap Equity, ING Mercury Focus Value, ING Mercury Large Cap Growth, and ING UBS U.S. Allocation Portfolios (28)

                 (iv) Letter agreement to waive a portion of the management fee for ING Van Kampen Equity Growth Portfolio *

           (B) Investment Management Agreement, dated August 21, 2003, between ING Investors Trust and ING Investments, LLC (for American Funds) (20)

                 (i) First Amendment to Investment Management Agreement, effective as of September 2, 2004 (25)

           (C) Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC (24)

                 (i) First Amendment to Management Agreement effective as of September 2, 2004 (25)

                 (ii) Amended Schedule A with respect to the Management Agreement between ING Investors Trust and ING Investments, LLC (Global Real Estate, MarketStyle, MarketPro and VP Index Plus International Equity Portfolios), effective as of January 3, 2006 - (30).

                 (iii) Form of Amended Schedule A with respect to the Management Agreement between ING Investors Trust and ING Investments, LLC, effective [April, 2006], regarding ING EquitiesPlus Portfolio - *

           (D) Investment Management Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc. (25)

                 (i) Amended Schedule A with respect to the Investment Management Agreement between ING Investors Trust and Directed Services, Inc. effective November 30, 2005, regarding ING FMR(SM) Small Cap Equity Portfolio and ING Wells Fargo Small Cap Disciplined Portfolio - To be filed by subsequent Post-Effective Amendment .

                 (ii) Form of Amended Schedule A with respect to the Investment Management Agreement between ING Investors Trust and Directed Services, Inc., effective [May 1, 2006], regarding ING Franklin Income Portfolio - *

     (2)   Portfolio Management Agreements

           (A) Portfolio Management Agreement, dated October 24, 1997, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. (2)

                 (i)     Schedule A to Portfolio Management Agreement (25)

                 (ii)    Amended Schedule B Compensation for Services to
                         Series (25)

                 (iii) Amendment to Portfolio Manager Agreement with T. Rowe Price Associates, Inc. (11)

                 (iv) Second Amendment to Portfolio Manager Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. (22)

           (B) Portfolio Management Agreement, dated October 24, 1997, between ING Investors Trust and Eagle Asset Management, Inc. (2)

                 (i) Schedule A and Amended Schedule B Compensation for Services to Series (25)

                 (ii) First Amendment to Portfolio Manager Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Eagle Asset Management, Inc. (22)

           (C) Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated on April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company - *

                 (i) Termination Letter, dated September 8, 2004, to Massachusetts Financial Services Company from ING Funds regarding the ING MFS Research Portfolio (25)

           (D) Form of Portfolio Management Agreement, with Baring International Investment Limited dated March 31, 2005 (25)

           (E) Sub-Advisory Agreement, dated February 26, 1999, between ING Investors Trust, Directed Services, Inc. and A I M Capital Management, Inc. (1)

                 (i)     Schedule A (25)

                 (ii)    Amended Schedule B (22)

                 (iii) Amendment No. 1 to Sub-Advisory Agreement, effective as of January 3, 2000, between ING Investors Trust, Directed Services, Inc. and A I M Capital Management, Inc. (9)

                 (iv) Amendment No. 2 to Sub-Advisory Agreement, effective as of April 14, 2003, between ING Investors Trust, Directed Services, Inc. and A I M Capital Management, Inc. (20)

                 (v) Third Amendment to Sub-Advisory Agreement, effective as of July 1, 2003, between ING Investors Trust, Directed Services, Inc. and A I M Capital Management, Inc. (22)

                 (vi) Fourth Amendment to Sub-Advisory Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and A I M Capital Management, Inc. (22)

           (F) Portfolio Management Agreement, dated February 26, 1999, between ING Investors Trust, Directed Services, Inc. and Alliance Capital Management L.P. (1)

                 (i) Schedule A and Schedule B Compensation for Services to Series (25)

                 (ii) First Amendment to Portfolio Management Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Alliance Capital Management, L.P. (22)

           (G) Portfolio Management Agreement, dated February 1, 2000, between ING Investors Trust, Directed Services, Inc. and Salomon Brothers Asset Management Inc. (20)

                 (i)     Schedule A, effective February 1. 2000 (25)

                 (ii) Amended Schedule B Compensation for Services to Series, effective January 1, 2004 (22)

                 (iii) Amendment to Portfolio Management Agreement , dated January 1, 2002, between ING Investors Trust, Directed Services, Inc. and Salomon Brothers Asset Management Inc. (11)

                 (iv) Second Amendment to Portfolio Management Agreement, dated September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Salomon Brothers Asset Management Inc. (22)

           (H) Portfolio Management Agreement, dated January 28, 2000, between ING Investors Trust, Directed Services, Inc. and Capital Guardian Trust Company (9)

                 (i)     Schedule A (26)

                 (ii)    Schedule B Compensation for Services to Series (26)

                 (iii) Form of First Amendment to Portfolio Management Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Capital Guardian Trust Company - *

           (I) Amended and Restated Portfolio Management Agreement, dated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company - *

                 (i) Sub-Sub-Advisory Agreement, dated May 2, 2005, between FMR Co., Inc. and Fidelity Research and Management Company - *

                 (ii) Form of Amended Schedule A, effective [May 1, 2006], concerning ING FMR(SM) Small Cap Equity Portfolio - *

                 (iii) Form of Side Agreement, dated [April 2006], between Fidelity Management & Research Company and Directed Services, Inc. regarding Fidelity Managemetn & Research Company's investment capacity for ING FMR(SM) Small Cap Equity Portfolio - *

           (J) Portfolio Management Agreement, dated May 1, 2001, between ING Investors Trust, Directed Services, Inc. and Goldman Sachs Asset Management (18)

                 (i) Assumption Agreement, dated June 10, 2003, between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (18)

                 (ii) Form of First Amendment dated July 1, 2003 to Portfolio Management Agreement with Goldman Sachs & Company (20)

                 (iii) Form of Second Amendment dated September 1, 2003 to Portfolio Management Agreement with Goldman Sachs & Company (20)

                 (iv) Amended Schedule B Compensation for Services to Series, dated January 1, 2005 (26)

           (K) Portfolio Management Agreement, dated April 30, 2001, between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC (18)

                 (i) Amended Schedule A and Amended Schedule B Compensation for Services to Series, dated March 24, 2004 (26)

                 (ii) Form of First Amendment to Portfolio Management Agreement, dated September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC (20)

           (L) Portfolio Management Agreement, dated May 1, 2002, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management Inc. (18)

                 (i)     Schedule A (25)

                 (ii)    Schedule B (25)

                 (iii) Form of First Amendment to Portfolio Management Agreement, dated September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management, Inc. (20)

                 (iv) Sub-Advisory Agreement, dated December 1, 2003, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (22)

                 (v) Amendment to Portfolio Management Agreement, dated June 1, 2005, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management, Inc. - *

           (M) Portfolio Management Agreement with J.P. Morgan Fleming Asset Management (USA), Inc. dated March 26, 2002 (18)

                 (i) Schedule A and Schedule B Compensation for Services to Series (25)

                 (ii) First Amendment dated September 1, 2003 to Portfolio Management Agreement with J.P. Morgan Fleming Asset Management (USA), Inc. (22)

                 (iii) Assumption letter dated October 28, 2003, to Portfolio Management Agreement with J.P. Morgan Fleming Asset Management (USA), Inc. (23)

           (N) Portfolio Management Agreement, dated April 3, 2002, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC (18)

                 (i)     Schedule A (25)

                 (ii)    Schedule B - Compensation for Services to Series (25)

                 (iii) First Amendment to Portfolio Management Agreement, effective as of July 1, 2003, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC (23)

                 (iv) Second Amendment to the Portfolio Management Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Janus Capital Management LLC (23)

                 (v) Termination Letter, dated February 26, 2004, to Janus Capital Management LLC from Registrant regarding the ING Janus Growth and Income Portfolio (23)

           (O) Portfolio Management Agreement, dated May 1, 2003, between ING Investors Trust, Directed Services, Inc. and UBS Global Asset Management (Americas) Inc. (20)

                 (i)     Schedule B - Compensation for Services to Series (25)

                 (ii) Form of First Amendment to Portfolio Management Agreement, effective as of September 1, 2003, between ING Investors Trust, Directed Services, Inc. and UBS Global Asset Management (Americas) Inc. (20)

                 (iii) Amended Schedule B Compensation for Services to Series, dated April 29, 2005 - *

           (P) Amended and Restated Portfolio Management Agreement, effective as of April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC (27)

           (Q) Sub-Advisory Agreement, dated September 2, 2003, between Directed Services, Inc. and Julius Baer Investment Management LLC (19),

           (R) Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and Aeltus Investment Management, Inc. (22)

                 (i) Amended Schedule A, effective as of February 25, 2004, with respect to the Sub-Advisory Agreement between Directed Services, Inc. and Aeltus Investment Management, Inc. (22)

                 (ii) First Amendment to Portfolio Management Agreement, dated September 1, 2003, between Directed Services, Inc. and Aeltus Investment Management, Inc. (22)

                 (iii) Form of Amended Schedule A with respect to the Sub-Advisory Agreement between Directed Services and ING Investmetn Management Co., effective [April 28, 2006], regarding ING Global Resources Portfolio - *

           (S) Sub-Advisory Agreement, dated August 15, 2005, between ING Investments, LLC and ING Investment Management Co. ("ING IM") with respect to ING MarketStyle Portfolios (28)

           (T) Portfolio Management Agreement, dated July 31, 2002, between ING Investors Trust, Directed Services, Inc. and Jennison Associates, LLC (20)

                 (i) First Amendment to Portfolio Management Agreement, dated September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Jennison Associates,
                         LLC (22)

                 (ii) Termination Letter, dated July 25, 2005, to Jennison Associates, LLC from ING Investors Trust with regards to ING Jennison Equity Opportunities Portfolio - *

           (U) Portfolio Management Agreement, dated May 1, 2002, between ING Investors Trust, Directed Services, Inc. and Fund Asset Management, L.P. ("Mercury Advisers") (20)

                 (i) First Amendment to Portfolio Management Agreement, dated September 1, 2003, between ING Investors Trust, Directed Services, Inc. and Fund Asset Management, L.P. ("Mercury Advisers") (22)

                 (ii) Amended Schedule B Compensation for Services to Series, effective April 29, 2005 - *

           (V) Portfolio Management Agreement, dated May 3, 2004, between ING Investors Trust, Directed Services, Inc. and Evergreen Investment Management Company, LLC (24)

           (W) Portfolio Management Agreement, dated May 3, 2004, between ING Investors Trust, Directed Services, Inc. and Legg Mason Funds Management, Inc. (25)

                 (i) Form of First Amendment to Portfolio Management Agreement, effective December 1, 2005, between ING Investors Trust, Directed Services, Inc. and Legg Mason Funds Management, Inc. - *

           (X) Portfolio Management Agreement with ING Investment Management Advisors B.V., dated March 1, 2004 (23)

                 (i) Amended Schedule A with respect to the Portfolio Management Agreement with ING Investment Management Advisors B.V. (23)

                 (ii) Amended Schedule B, Compensation for Services to the Series, with respect to the Portfolio Management Agreement with ING Investment Management Advisors B.V. (23)

                 (iii) Termination Letter with respect to the Portfolio Management Agreement between ING Investment Management Advisors B.V. and ING Investors Trust dated February 25, 2005 (25)

                 (iv) Sub-Advisory Agreement, dated July 29, 2005, between ING Investments, LLC and ING Investment Management Advisors B.V. (28)

           (Y) Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. (26)

                 (i) Amended Schedule A Compensation for Services to Series, effective September 23, 2005 - *

           (Z) Portfolio Management Agreement, dated November 8, 2004, between ING Investors Trust, Directed Services, Inc. and
                 OppenheimerFunds, Inc. (25)

           (AA) Portfolio Management Agreement, dated August 29, 2005, between ING Investors Trust, Directed Services, Inc. and Wells Capital Management, Inc. (29)

                 (i) Amended Schedule A Compensation for Services to Series, effective November 30, 2005 (29)

           (BB) Sub-Advisory Agreement between ING Investments, LLC and ING Clarion Real Estate Securities, L.P. dated January 3, 2006 with respect to ING Global Real Estate Portfolio (30) .

                 (i) Schedule A, dated January 3, 2006, to the Sub-Advisory Agreement between ING Investments, LLC and ING Clarion Real Estate Securities L.P. with respect to ING Global Real Estate Fund (30)

           (CC) Form of Sub-Advisory Agreement, dated [May 1, 2006], between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio - *

           (DD) Form of Sub-Advisory Agreement, dated [-- 2006], between ING Investments, LLC and ING Investment Management Co. regarding ING EquitiesPlus Portfolio - *

     (3)   (A)   Administrative Services Sub-Contract, dated January 2, 2003, between Directed Services, Inc. and ING Funds Services,
                 LLC (18)

                 (i) Amended Schedule A to the Administrative Services Sub-Contract between Directed Services, Inc. and ING Funds Services, LLC, effective May 2, 2005 (26)

           (B) Administrative and Shareholder Service Agreement, dated September 27, 2000, between Directed Services, Inc. and Security Life of Denver Insurance Company (27)

           (C) Administrative and Shareholder Service Agreement, dated December 11, 2000, between Directed Services, Inc. and Southland Life Insurance Company (13)

           (D) Amended and Restated Administration Agreement, dated August 21, 2003 as amended and restated April 29, 2005, between ING Investors Trust and ING Funds Services, LLC (26)

                 (i) Form of Amended Schedule A to the Amended and Restated Administration Agreement between ING Investors Trust and ING Funds Services, LLC, effective [May 1, 2006], regarding ING EquitiesPlus Portfolio and ING Franklin Income Portfolio - *

           (E) Administration Agreement, dated May 3, 2004, between ING Investors Trust and ING Funds Services, LLC (24)

                 (i) Amended Schedule A, effective August 15, 2005 to the Administration Agreement between ING Investors Trust and ING Funds Services, LLC (27)

(e)  (1)   (A)   Amended and Restated Distribution Agreement, dated June 14,
                 1996 as Amended and Restated February 26, 2002, between ING
                 Investors Trust and Directed Services, Inc. (17)

                 (i) Amendment to Amended and Restated Distribution Agreement, dated October 1, 2003, between Directed Services, Inc. and ING Investors Trust (25)

                 (ii) Amended Schedule A Schedule of Series with respect to ING Investors Trust Amended and Restated Distribution Agreement, effective May 2, 2005 (25)

     (2)   (A)   Distribution Agreement, dated August 21, 2003, between ING
                 Investors Trust and Directed Services, Inc. (20)

                 (i) Amendment to Distribution Agreement, dated October 1, 2003, between Directed Services, Inc. and ING Investors Trust (25)

                 (ii) Amended Schedule A with respect to the Distribution Agreement for the American Funds Portfolios and LifeStyle Portfolios, effective May 1, 2004 (24)

     (3) Distribution Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc. (25)

           (A) Form of Amended Schedule A with respect to ING Investors Trust Distribution Agreement, effective [May 1, 2006], regarding ING EquitiesPlus Portfolio and ING Franklin Income Portfolio - *

(f)  Not Applicable

(g)  (1)   (A)   Custody Agreement, dated January 6, 2003, with The Bank of New
                 York (19)

                 (i) Form of Amended Exhibit A, effective [May 1,], 2006, to the Custody Agreement with the Bank of New York, regarding ING EquitiesPlus Portfolio, ING FMR(SM) Small Cap Equity Portfolio and ING Franklin Income
                         Portfolio - *

           (B) Foreign Custody Manager Agreement, dated January 6, 2003, with the Bank of New York (20)

                 (i) Form of Amended Exhibit A, effective [May 1,], 2006, to the Foreign Custody Agreement with the Bank of New York, regarding ING EquitiesPlus Portfolio, ING FMR(SM) Small Cap Equity Portfolio and ING Franklin Income Portfolio - *

           (C) Fund Accounting Agreement, dated January 6, 2003, with Bank of New York, (22)

                 (i) Form of Amended Exhibit A, effective [May 1,], 2006, to the Fund Accounting Agreement with the Bank of New York, regarding ING EquitiesPlus Portfolio, ING FMR(SM) Small Cap Equity Portfolio and ING Franklin Income Portfolio - *

(h)  (1)   (A)   Amended and Restated Shareholder Services Agreement, dated
                 April 29, 2005, between ING Investors Trust and Directed
                 Services, Inc. (25)

                 (i) Amended Schedule A Schedule of Series with respect to the Amended and Restated Shareholder Service Agreement between ING Investors Trust and

                         Directed Services, Inc., effective July 29, 2005 (ING VP Index Plus International Equity Portfolio) and August 15, 2005 (MarketStyle and MarketPro Portfolios), (29)

                 (ii) Amended Schedule A Schedule of Series with respect to the Amended and Restated Shareholder Services Agreement between ING Investors Trust and Directed Services, Inc., effective November 30, 2005 (ING Wells Fargo Small Cap Disciplined Portfolio) and effective January 3, 2006 (ING Global Real Estate Portfolio) (30)

                 (iii) Form of Amended Schedule A Schedule of Series with respect to the Amended and Restated Shareholder Services Agreement between ING Investors Trust and Directed Services, Inc., effective [May 1, 2006] (ING FMR(SM) Small Cap Equity Portfolio, ING EquitiesPlus Portfolio and ING Franklin Income Portfolio (New Series) and the Service Class shares of ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio.(New Classes)) - *

           (B) Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc. with respect to ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities and ING MFS Utilities Portfolios (25)

           (C) Third Party Brokerage Agreement, dated March 1, 2002, between The Citation Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated and GCG Trust (25)

           (D) Securities Lending Agreement and Guaranty with The Bank of New York and Schedule I, dated August 7, 2003 (22)

                 (i) Form of Amended Exhibit A with respect to the Securities Lending Agreement and Guaranty Agreement with the Bank of New York, effective [--], 2006, regarding ING EquitiesPlus Portfolio and ING Franklin Income Portfolio - *

                 (ii)    Global Securities Lending Supplement (25)

     (2)   (A)   Organizational Agreement for Golden American Life Insurance
                 Company (1)

                 (i) Assignment Agreement dated March 20, 1991 for Organizational Agreement (for Golden American Life Insurance) (1)

                 (ii) Form of Addendum to Organizational Agreement (for Golden American Life Insurance Company) adding Market Manager Series and Value Equity Series (2)

                 (iii) Addendum dated September 25, 1995 to the Organizational Agreement adding the Strategic Equity Series (1)

                 (iv) Addendum dated December 29, 1995 to the Organizational Agreement adding the Small Cap Series (14)

                 (v) Form of Addendum to the Organizational Agreement adding Managed Global Series (15)

                 (vi) Addendum dated August 19, 1997 to the Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income

                         Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series (8)

                 (vii) Addendum dated February 16, 1999 to the Organizational Agreement adding International Equity Series and the Large Cap Value Series (9)

                 (viii) Addendum dated June 15, 1999 to the Organizational Agreement adding Investors Series, All Cap Series and the Large Cap Growth Series (9)

                 (ix) Addendum dated May 18, 2000 to the Organizational Agreement adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series (4)

                 (x) Addendum dated November 16, 2000 to the Organizational Agreement adding International Equity Series (5)

                 (xi) Addendum dated February 22, 2001 to the Organizational Agreement adding Internet Tollkeeper Series (6)

                 (xii) Addendum dated February 26, 2002 to the Organizational Agreement adding: Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE (7)

           (B) Organizational Agreement for The Mutual Benefit Life Insurance Company (2)

                 (i) Assignment Agreement for Organizational Agreement (for The Mutual Benefit Life Insurance Company) (1)

     (3)   (A)   Settlement Agreement for Golden American Life Insurance
                 Company (1)

           (B)   Assignment Agreement for Settlement Agreement (2)

           (C) Settlement Agreement for The Mutual Benefit Life Insurance Company (1)

           (D)   Assignment Agreement for Settlement Agreement (1)

     (4)   (A)   Indemnification Agreement dated March 20, 1991 between The
                 Specialty Managers Trust and Directed Services, Inc. (1)

           (B) Form of Indemnification Agreement dated October 25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A (25)

                 (i) Form of Schedule A with respect to Indemnification Agreement (25)

     (5)   (A)   Participation Agreement, dated April 30, 2003, between ING Life
                 Insurance and Annuity Company, The GCG Trust (renamed ING
                 Investors Trust effective May 1, 2003) and Directed Services,
                 Inc. (18)

           (B) Participation Agreement, dated April 30, 2003, between ReliaStar Life Insurance Company, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. (18)

                 (i) Form of First Amendment to Participation Agreement, dated May 2004 (25)

           (C) Participation Agreement, dated April 30, 2003, between ReliaStar Life Insurance Company of New York, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. (18)

                 (i) Form of First Amendment to Participation Agreement, dated May 2004 (25)

           (D) Participation Agreement, dated May 1, 2003, between Golden American Life Insurance Company, ING Investors Trust, and Directed Services, Inc. (22)

           (E) Form of Participation Agreement among Equitable Life Insurance Company of Iowa, The GCG Trust (renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc. (17)

           (F) Form of Participation Agreement dated May 1, 2004 among Security Life of Denver, The GCG Trust (renamed ING Investors Trust effective May 1, 2003), and Directed Services, Inc. (17)

                 (i) Amendment to Private Placement Participation Agreement dated June 27, 2003 (22)

           (G) Form of Participation Agreement, dated May 1, 2003, between Southland Life Insurance Company, ING Investors Trust, and Directed Services, Inc. (17)

           (H) Participation Agreement, dated May 1, 2003, between United Life and Annuity Insurance Company, ING Investors Trust, and Directed Services, Inc (22)

           (I) Form of Fund Participation Agreement, dated September 2, 2003, between Golden American Life Insurance Company, Reliastar Life Insurance Company of New York, ING Investors Trust, ING Investments, LLC, Directed Services Inc., American Funds Insurance Series, and Capital Research and Management
                 Company. (20)

           (J) Participation Agreement Among GCG Trust, Directed Services, Inc. and Security Equity Life Insurance Company, dated October 13, 1994.(22)

                 (i) Assignment of and Amendment #1 to Participation Agreement Among ING Investors Trust (formerly The GCG Trust), Directed Services, Inc., and Security Equity Life Insurance Company, dated October 31, 2003 (22)

           (K) Form of Fund Participation Agreement dated September 2, 2003, as amended and restated April, 2004, between ING USA Annuity and Life Insurance Company, Reliastar Life Insurance Company of New York, ING Investors Trust, ING Investments, LLC, American Funds Insurance Series, and Capital Research and Management Company (25)

           (L) Form of Participation Agreement Among ING Investors Trust and ING Insurance Company of America and Directed Services, Inc. dated January 2005 (25)

           (M) Fund Participation Agreement, dated May 17, 2004, between ING USA Annuity and Life Insurance Company, Reliastar Life Insurance Company of New York, ING Investors Trust, ING Investments, LLC, Directed Services, Inc., American Funds Insurance Series and Capital Research and Management Company
                 - *

     (6)   (A)   Agency Agreement dated November 30, 2000 between the Funds and
                 DST Systems, Inc. (20)

                 (i) Amended and Restated Exhibit A with respect to the Agency Agreement between The Funds and DST Systems, Inc, effective November 30, 2005, - To be filed by subsequent Post-Effective Amendment.

                 (ii) Amended and Restaetd Exhibit A with respect to the Agency Agreement between The Funds and DST Systems, Inc., effective December 28, 2005 - *

                 (iii) Form of Amended and Restated Exhibit A with respect to the Agency Agreement between The Funds and DST Systems, Inc., effective [--] - *

     (7)   (A)   Allocation Agreement dated May 24, 2002 - Fidelity Bond (23)

                 (i) Amended Schedule A with respect to the Allocation Agreement - Blanket Bond - *

           (B) Allocation Agreement dated May 24, 2002 - Directors & Officers Liability (23)

                 (i) Amended Schedule A with respect to the Allocation Agreement - Directors and Officers Liability - *

           (C)   Proxy Agent Fee Allocation Agreement made August 21, 2003 (23)

                 (i) Amended Schedule A with respect to the Proxy Agent Fee Allocation Agreement (23)

           (D)   FT Interactive Fee Allocation Agreement made August 21,
                 2003 (23)

                 (i) Amended Schedule A with respect to the FT Interactive Fee Allocation Agreement - *

                 (ii) Form of Amended Schedule C with respect to the FT Interactive Data Services Agreement (24)

     (8)   (A)   Amended and Restated Expense Limitation Agreement, dated
                 February 1, 2005, between ING Investments, LLC and ING
                 Investors Trust (25)

                 (i) Amended Schedule A, effective, January 3, 2006, to the Amended and Restated Expense Limitation Agreement regarding ING Equities Plus, ING Global Real Estate, ING LifeStyle Aggressive Growth, ING LifeStyle Growth, ING LifeStyle Moderate Growth, ING LifeStyle Moderate, ING MarketPro, ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, and ING VP Index Plus International Equity Portfolios (30)

                 (ii) Form of Amended Schedule A to the Amended and Restated Expense Limitation Agreement, effective [April 28, 2006] - *

           (B) Expense Limitation Agreement, dated February 1, 2005, between Directed Services, Inc. and ING Investors Trust (25)

                 (i) Amended Schedule A to the Expense Limitation Agreement, effective November 30, 2005, (29)

                 (ii) Form of Amended Schedule A to the Expense Limitation Agreement, Effective [April 28, 2006], regarding ING Franklin Income Portfolio - *

           (C) Expense Limitation Agreement, dated January 1, 2005, between Directed Services, Inc. and ING Investors Trust (25)

                 (i) Expense Limitation Letter, dated January 1, 2005, to the Expense Limitation Agreement, dated January 1, 2005, with regard to ING Goldman Sachs Tollkeeper(SM) Portfolio (25)

                 (ii) Amended Schedule A to the Expense Limitation Agreement, effective as of September 23, 2005 - *

(i)  (1)   Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to the Class R shares (18)

     (2) Opinion of Dechert, LLP regarding the legality of the securities being registered with regard to ING American Funds Growth, ING American Funds Growth-Income, and ING American Funds International Portfolios (19)

     (3) Opinion and Consent of Dechert, LLP regarding the legality of the securities being registered with regard to ING PIMCO High Yield and ING Stock Index Portfolios (20)

     (4) Opinion and Consent of Dechert, LLP regarding the legality of the securities being registered with regard to ING Evergreen Health Sciences, ING Evergreen Omega, ING Lifestyle Moderate, ING Lifestyle Aggressive Growth, ING Lifestyle Growth, and ING Lifestyle Moderate Growth Portfolios (24)

     (5) Opinion and Consent of Dechert, LLP regarding legality of the securities being registered with regard to ING FMR(SM) Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios and with regard to the Adviser Class, Service 1 Class, and Service 2 Class shares (25)

     (6) Opinion and Consent of Dechert, LLP regarding legality of the securities being registered with regard to Service Class and Service 2 Class shares of ING MarketPro, ING MarketStyle Moderate, ING MarketStyle Moderate Growth, ING MarketStyle Growth Portfolios, and Service Class shares of ING VP Index Plus International Equity Portfolio (27)

     (7) Opinion and Consent of Dechert, LLP regarding the legality of the securities being registered with regard to ING Wells Fargo Small Cap Disciplined Portfolio (29)

     (8) Opinion and Consent of Dechert, LLP regarding the legality of the securities being registered with regard to ING Global Real Estate Portfolio (30)

(j)  (1)   Consent of Dechert LLP - Filed herein.

     (2)   Consent of KPMG LLP - Filed herein.

(k)  Not Applicable

(l)  Initial Capital Agreement  (1)

(m)  (1)   (A)   Distribution Plan, dated November 5, 2003 (22)

                 (i) Amended Schedule A Schedule of Series with respect to ING Investors Trust Distribution Plan, effective date November 30, 2005 (29)

                 (ii) Form of Amended Schedule A Schedule of Series with respect to ING Investors Trust Distribution Plan, effective [May 1, 2006] - *

                 (iii) Letter to ING Investors Trust from Directed Services, Inc., dated January 6, 2005, regarding the reduction in fee payable under the ING Investors Trust Distribution Plan (25).

                 (iv) Form of Reduction in Fee Payable under the ING Investors Trust Shareholder Service and Distribution Plan (S2 Shares) - (29)

     (2)   (A)   Amended and Restated Shareholder Service and Distribution Plan
                 for Adviser Class (formerly, Retirement Class), dated January
                 6, 2005 (25)

                 (i) Letter to ING Investors Trust from Directed Services, Inc., dated January 6, 2005, regarding the reduction in fee payable under the ING Investors Trust Shareholder Service and Distribution Plan for the Adviser Class shares (25)

                 (ii) Amended Schedule A with respect to ING Investors Trust Amended and Restated Shareholder Service and Distribution Plan, dated November 30, 2005, (29)

                 (iii) Form of Reduction in Fee Payable under the ING Investors Trust Shareholder Service and Distribution Plan (ADV Shares) (29)

     (3)   (A)   ING Investors Trust Rule 12b-1 Distribution Plan, effective
                 September 2, 2003, for ING American Fund Growth Portfolio, ING
                 American Funds International Portfolio and ING American Funds
                 Growth - Income Portfolio (20)

(n)  (1)   (A)   Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3
                 for ING Investors Trust, approved March 30, 2005 (26)

                 (i) Amended Schedule A with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust, dated November 30, 2005, (29)

                 (ii) Form of Amended Schedule A with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust, effective [April 28, 2006] - *

(o)  Not Applicable

(p)  Codes of Ethics

     (1)   A I M Capital Management, Inc. Code of Ethics (17)

     (2)   The GCG Trust Code of Ethics (4)

     (3)   Fidelity Management & Research Company Code of Ethics (20)

     (4)   Janus Capital Corporation Code of Ethics (20)

     (5) ING Funds, ING Investments, LLC and ING Funds Distributor Code of Ethics (23)

     (6)   Goldman Sachs & Company Code of Ethics (20)

     (7) Pacific Investment Management Company Code of Ethics dated February 1, 2004 (22)

     (8)   Baring International Investment Limited Code of Ethics (11)

     (9)   T. Rowe Price Associates, Inc. Code of Ethics (20)

     (10)  Alliance Capital Management L.P. Code of Ethics (20)

     (11) J.P. Morgan Fleming Asset Management (USA) Inc., J.P. Morgan Investment Management Inc., Robert Fleming, Inc., J.P. Morgan Fleming Asset Management (London) Limited, JP International Management Limited's Code of Ethics (7)

     (12)  Marsico Capital Management, LLC Code of Ethics (16)

     (13)  Capital Guardian Trust Company Code of Ethics (17)

     (14)  Eagle Asset Management, Inc. Code of Ethics (17)

     (15)  ING Investment Management LLC Code of Ethics (17)

     (16)  Massachusetts Financial Services Company Code of Ethics (17)

     (17)  Salomon Brothers Asset Management, Inc. Code of Ethics (17)

     (18)  UBS Global Asset Management (Americas) Inc. Code of Ethics (17)

     (19)  American Funds Insurance Series Code of Ethics (20)

     (20)  Aeltus Investment Management, Inc. Code of Ethics (20)

     (21) Morgan Stanley Investment Management Inc. Code of Ethics dated August 16, 2002 (22)

     (22)  Evergreen Investment Management Company, LLC Code of Ethics (24)

     (23)  OppenheimerFunds Investments Inc. Code of Ethics (25)

     (24)  Pioneer Investment Management, Inc. Code of Ethics (26)

     (25)  Wells Capital Management, Inc. Code of Ethics (29)

     (26)  ING Clarion Real Estate Securities L.P. Code of Ethics - *

     (27)  Franklin Advisers, Inc. Code of Ethics - *

----------
*    To be filed by subsequent Post-Effective Amendment

     (1) Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.
     (2) Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.
     (3) Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.
     (4) Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512.
     (5) Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512.

     (6) Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of the GCG Trust as filed on April 27, 2001 File No. 33-23512.
     (7) Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 24, 2002 File No. 33-23512.
     (8) Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512.
     (9) Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512.
     (10) Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512.
     (11) Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512.
     (12) Incorporated by reference to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1 as filed with the Securities and Exchange Commission on April 19, 2001 (File No. 33-74190).
     (13) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 as filed with the Securities and Exchange Commission on October 13, 2000 (File No. 33-97852).
     (14) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512.
     (15) Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.
     (16) Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 10, 2003, File No. 33-23512.
     (17) Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on April 30, 2003, File No. 33-23512.
     (18) Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on August 1, 2003, File No. 33-23512.
     (19) Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on September 2, 2003, File No. 33-23512.
     (20) Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512.
     (21) Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on January 30, 2004, File No. 33-23512.
     (22) Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512.
     (23) Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.
     (24) Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512.
     (25) Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 11, 2005, File No. 33-23512.
     (26) Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 29, 2005, File No. 33-23512.
     (27) Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of the ING Investors Trust as filed July 26, 2005, File No. 33-23512.
     (28) Incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of the ING Investors Trust as filed October 19, 2005, File No. 33-23512.

     (29) Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A of the ING Investors Trust as filed November 28, 2005, File No. 33-23512.
     (30) Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 3, 2006, File No. 33-23512.

Item 24.   Persons Controlled by or Under Control with Registrant.

     ING Investors Trust is a Massachusetts business trust for which separate financial statements are filed. As of March 29, 2006, no affiliated insurance companies owned more than 25% of the Trust's outstanding voting securities of ING Franklin Income Portfolio or ING Equities Plus Portfolio.

     A list of persons directly or indirectly under common control with the ING Investors Trust is incorporated herein by reference to item 26 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 33-75988), as filed with the Securities and Exchange Commission on April 10, 2003.

Item 25.   Indemnification.

     Reference is made to Article V, Section 5.4 of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

     Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee's serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

     The Trust has a management agreement with Directed Services Inc. ("DSI"), and the Trust and DSI have various portfolio management agreements with the portfolio managers (the "Agreements"). Generally, the Trust will indemnify DSI and the portfolio managers under the Agreements for acts and omissions by DSI and/or the portfolio managers. Also, DSI will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSI nor the portfolio managers are indemnified for acts or omissions where DSI and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence and/or by reason of reckless disregard.

     The Trust has a management agreement with ING Investments, LLC ("ING Investments") with respect to the LifeStyle, American Fund, ING Equities Plus, ING Global Real Estate, MarketStyle, MarketPro, ING Quantitative Small Cap Value and ING VP Index Plus International Equity Portfolios. Generally, the Trust will indemnify ING Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and ING Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the ING Investment's duties, or by reason of reckless disregard of the its obligations and duties under the agreement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.   Business and Other Connections of Investment Adviser.

     Information as to the directors and officers of Directed Services, Inc. and ING Investments, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of these advisers in the last two years, is included in their separate applications for registration as investment advisers on Form ADV (File No. 801-32675 and 801-48282, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

     Information as to the directors and officers of each sub-adviser to a Portfolio of the ING Investors Trust (or in the case of the LifeStyle and MarketStyle Portfolios, each sub-adviser to the Underlying Funds), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of each sub-adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

           SUB-ADVISER                                        FILE NUMBER
           -----------                                        -----------
           A I M Capital Management, Inc.                     801-15211
           Alliance Capital Management L.P.                   801-56720
           Baring International Investment Limited            801-15160
           Capital Guardian Trust Company                     801-60145
           Eagle Asset Management, Inc.                       801-21343
           Evergreen Investment Management Company, LLC       801-8327
           Fidelity Management & Research Company             801-07884
           Franklin Advisers, Inc.                            801-26292
           Goldman Sachs Asset Management L.P.                801-16048
           ING Clarion Real Estate Securities L.P.            801-49083
           ING Investment Management Co.                      801-9046
           ING Investment Management Advisors, B.V.           801-40494
           Janus Capital Management LLC                       801-13991
           Jennison Associates LLC                            801-05608
           J.P. Morgan Investment Management Inc.             801-21011
           Julius Baer Investment Management, Inc.            801-18766
           Legg Mason Funds Management, Inc.                  801-57714
           Marsico Capital Management, LLC                    801-54914
           Massachusetts Financial Services Company           801-17352
           Mercury Advisors                                   801-12485
           OppenheimerFunds, Inc.                             801-8253
           Pacific Investment Management                      801-48187
           Pioneer Investment Management, Inc.                801-8255
           Salomon Brothers Asset Management, Inc.            801-32046
           T. Rowe Price Associates, Inc.                     801-00856
           UBS Global Asset Management (Americas) Inc.        801-34910
           Van Kampen                                         801-15757
           Wells Capital Management, Inc.                     801-21122

Item 27.   Principal Underwriters.

     (a) Directed Services, Inc. serves as Distributor of Shares of ING Investors Trust.

     (b) Information as to the directors and officers of the Distributor together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 08-39104) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

     (c)   Not Applicable (Underwriter Receives No Compensation)

Item 28.   Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by
     Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) ING Investors Trust, (b) the Investment Advisers (c) Distributor, (d) the Custodian, (e) the Transfer Agent, (f) the Sub-advisers, and (g) Sub-administrator. The address of each is as follows:

     (a)   ING Investors Trust
           7337 East Doubletree Ranch Road
           Scottsdale, AZ 85258

     (b)
           Directed Services, Inc.
           1475 Dunwoody Drive
           West Chester, PA 19380

           ING Investments, LLC
           7337 East Doubletree Ranch Road
           Scottsdale, AZ 85258
           (for American Funds, LifeStyle, MarketStyle, MarketPro, ING VP Index Plus International Equity and Global Real Estate Portfolios only)

     (c)
           Directed Services, Inc.
           1475 Dunwoody Drive
           West Chester, PA 19380

     (d)
           Bank of New York
           One Wall Street
           New York, NY 10286

     (e)
           Directed Services, Inc.
           1475 Dunwoody Drive
           West Chester, PA 19380

           DST Systems, Inc.
           P.O. Box 219368
           Kansas City, MO 64141

     (f)
           A I M Capital Management, Inc.
           11 Greenway Plaza, STE 100
           Houston, TX 77046

           Alliance Capital Management L.P.
           1345 Avenue of the Americas
           New York, NY 10105

           Baring International Investment Limited
           155 Bishopsgate
           London, England

           Capital Guardian Trust Company
           333 South Hope Street
           Los Angeles, CA 90071

           Eagle Asset Management, Inc.
           880 Carillon Parkway
           St. Petersburg, FL 33716

           Evergreen Investment Management, LLC
           200 Berkeley Street
           Boston, MA  02116

           Fidelity Management & Research Company
           82 Devonshire Street
           Boston, MA 02109

           Franklin Advisers, Inc.
           One Franklin Parkway
           San Mateo, CA 94403

           Goldman Sachs Asset Management, L.P.
           85 Broad Street
           New York, NY 10004

           ING Clarion Real Estate Securities L.P.
           259 N. Radnor Chester Road #205
           Radnor, PA  19087

           ING Investment Management Co.
           230 Park Avenue
           New York, NY 10169

           ING Investment Management Advisors B.V.
           Prinses Beatrixlaan 15
           The Hague, The Netherlands

           Janus Capital Management LLC
           100 Fillmore Street
           Denver, CO 80206

           Jennison Associates LLC
           466 Lexington Avenue
           New York, NY 10017

           J.P. Morgan Investment Management Inc.
           522 Fifth Avenue
           New York, NY 10036

           Julius Baer Investment Management LLC
           330 Madison Avenue, 12th Floor
           New York, NY 10017

           Legg Mason Funds Management, Inc.
           100 Light Street
           Baltimore, MD 21202

           Marsico Capital Management, LLC
           1200 Seventeenth Street, Suite 1300
           Denver, CO 80202

           Massachusetts Financial Services Company
           500 Boylston Street
           Boston, MA 02116

           Mercury Advisors
           800 Scudder Mill Road
           Plainsboro, NJ 08536

           OppenheimerFunds, Inc.
           Two World Financial Center
           225 Liberty St.
           New York, NY 10281 - 1008

           Pacific Investment Management Company LLC
           840 Newport Center Drive, Suite 300
           Newport Beach, CA 92660

           Pioneer Investment Management, Inc.
           60 State Street
           Boston, MA 02109

           Salomon Brothers Asset Management Inc
           399 Park Avenue
           New York, NY 10022

           T. Rowe Price Associates, Inc.
           100 East Pratt Street
           Baltimore, MD 21202

           UBS Global Asset Management (Americas) Inc.
           One North Wacker Drive
           Chicago, IL 60606

           Van Kampen
           1221 Avenue of the Americas
           New York, NY 10020

           Wells Capital Management, Inc.
           525 Market Street
           San Francisco, CA 94105

     (g)
           ING Funds Services, LLC
           7337 East Doubletree Ranch Road
           Scottsdale, AZ 85258

Item 29.   Management Services.

     There are no management-related service contracts not discussed in Part A or Part B.

Item 30.   Undertakings

     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the securities act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 29th day of March, 2006.

                                        ING INVESTORS TRUST


                                        By: /s/ Huey P. Falgout, Jr.
                                            ------------------------
                                            Huey P. Falgout, Jr.
                                            Secretary

     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

              SIGNATURE                         TITLE                                       DATE
              ---------                         -----                                       ----
                                                Trustee                                March 29, 2006
--------------------------------------
           John G. Turner*

                                                President and Chief                    March 29, 2006
                                                Executive Officer
--------------------------------------
          James M. Hennessy*

                                                Senior Vice President
                                                Chief/Principal Financial              March 29, 2006
                                                Officer & Assistant Secretary
--------------------------------------
             Todd Modic*

                                                Trustee                                March 29, 2006
--------------------------------------
             John Boyer*

                                                Trustee                                March 29, 2006
--------------------------------------
        Patricia W. Chadwick*

                                                Trustee                                March 29, 2006
--------------------------------------
          J. Michael Earley*

                                                Trustee                                March 29, 2006
--------------------------------------
        R. Barbara Gitenstein*

                                                Trustee                                March 29, 2006
--------------------------------------
            Patrick Kenny*

                                                Trustee                                March 29, 2006
--------------------------------------
         Walter H. May, Jr.*

                                                Trustee                                March 29, 2006
--------------------------------------
         Thomas J. McInerney*

                                                Trustee and Chairman                   March 29, 2006
--------------------------------------
             Jock Patton*

                                                Trustee                                March 29, 2006
--------------------------------------
         Sheryl K. Pressler*

                                                Trustee                                March 29, 2006
--------------------------------------
          David W.C. Putnam*

                                                Trustee                                March 29, 2006
--------------------------------------
          Roger B. Vincent*

                                                Trustee                                March 29, 2006
--------------------------------------
        Richard A. Wedemeyer*

*By: /s/ Huey P. Falgout, Jr.
     ------------------------
     Huey P. Falgout, Jr.
     as Attorney-in-Fact**

** Powers of Attorney for James M. Hennessy, Todd Modic and each Trustee (except for Patricia W. Chadwick and Sheryl K. Pressler) were previously filed with Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A filed on September 15, 2005 and incorporated herein by reference. Powers of Attorney for Patricia W. Chadwick and Sheryl K. Pressler were previously filed with Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A filed on January 27, 2006 and incorporated herein by reference.

                                  EXHIBIT INDEX

(j)(1)     Consent of Dechert LLP
(j)(2)     Consent of KPMG LLP

                                       27